Exhibit 10(aj)












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                              INVESTMENT AGREEMENT

                                   DATED AS OF

                                 JANUARY 3, 2005

                                  BY AND AMONG

              CAPRI REALTY CAPITAL, LLC, CAPRI REALTY HOLDINGS, LLC
                       DARYL J. CARTER, BRIAN C. FARGO AND
                        QUINTIN E. PRIMO III, AS ISSUERS

                                       AND

                          CM INVESTOR LLC, AS INVESTOR


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

                              INVESTMENT AGREEMENT


     THIS INVESTMENT AGREEMENT (this "AGREEMENT") is made as of January 3, 2005 by and among (i) Capri Realty Capital, LLC, a Delaware limited liability company ("CRC"), Capri Realty Holdings, LLC, a Delaware limited liability company ("CRH"), Daryl J. Carter ("CARTER"), Brian C. Fargo ("FARGO") and Quintin E. Primo III ("PRIMO" and, together with Carter and Fargo, the "CAPRI PRINCIPALS", and the Capri Principals, together with CRC and CRH, the "ISSUERS"), as issuers, and (ii) CM Investor LLC, a Delaware limited liability company (the "INVESTOR"), as investor.

WITNESSETH:

     WHEREAS, pursuant to that certain Transaction Agreement dated as of July 16, 2004 (the "TRANSACTION AGREEMENT") made by and among Capri Capital Limited Partnership, a Delaware limited partnership ("CCLP"), Capri Acquisition, Inc., an Illinois corporation ("CAI"), Capri Holdings, LLC, an Illinois limited liability company ("CAPRI HOLDINGS"), and the Investor, the Investor has advanced loans to CCLP and CAI in the aggregate outstanding principal amount of $84,000,000 (the "INTERIM LOAN"), $12,000,000 of the proceeds of which was loaned by CCLP to CRC (the "CAG LOAN"), and the obligation to repay the CAG Loan was then subsequently assumed by CRH;

     WHEREAS, pursuant to certain promissory notes, each dated as of November 16, 2004, made by each of the Capri Principals and payable to the Investor, the Investor has advanced loans to the Capri Principals in the aggregate outstanding principal amount of $21,500,000 (the "CAPRI PRINCIPALS LOAN");

     WHEREAS, the Capri Principals contributed to the capital of CAI the proceeds of the Capri Principals Loan, CAI contributed to the capital of CCLP the proceeds of the Capri Principals Loan contributed to it by the Capri Principals and CCLP used the proceeds of the Capri Principals Loan contributed to it by CAI to prepay $21,500,000 of the outstanding principal balance of the Interim Loan, resulting in the Interim Loan having an outstanding principal balance as of the date hereof of $62,500,000;

     WHEREAS, the Issuers desire that the Investor make certain investments in the Issuers and their Affiliates (as defined herein) on the terms and conditions set forth in this Agreement, including the making of loans evidenced by promissory notes of the Issuers payable to the Investor, with the proceeds of such issuances of promissory notes to be utilized to repay the Interim Loan and the Capri Principals Loan for other purposes described herein; and

     WHEREAS, on the terms and conditions set forth in this Agreement, the Investor is willing to make the investments described herein;

     NOW,   THEREFORE,   in   consideration   of   the   mutual   promises   and
representations, warranties, covenants and agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     The following capitalized terms, when used herein, shall have the meanings set forth or referred to below:

     "AAA RULES" means, at any time, the American Arbitration Association Commercial Arbitration Rules as in effect at such time.

     "ADVISORY BUSINESS" means CCA's business of organizing commingled funds for, and providing investment advisory services and advice to, Advisory Clients pursuant to Investment Advisory Contracts.

     "ADVISORY CLIENTS" means all Persons with whom CCA or any of its Subsidiaries from time to time have any agreement, arrangement or understanding with respect to the provision of investment advisory services, whether arranged as a commingled fund, separate account or otherwise.

     "AFFILIATE" of a Person means (a) any Person which, directly or indirectly, controls, is controlled by or is under common control with such Person and (b) any member of a controlled group of corporations or a group of trades or businesses under common control with such Person and (c) any director, executive officer, partner or member of such Person. Control (including, with correlative meanings, the terms "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used herein, means the possession, directly or indirectly, of the power in any form to direct or cause the direction of the management and policies of the person in question. Notwithstanding the foregoing, Capri Funds and Separate Accounts shall not be deemed to be Affiliates of CCLP, CCA or their respective Subsidiaries.

     "ASSIGNMENT OF CCA ASSETS" means the assignment by CCLP and its Subsidiaries to CCA of certain assets utilized in or constituting part of the business of CCA, and the assumption by CCA of all liabilities of CCLP and its Subsidiaries to CCA arising out of the Advisory Business, including for this purpose whether conducted by CCA and its Subsidiaries, on the one hand, or CCLP and its Subsidiaries, on the other hand, in the form of EXHIBIT R.

     "ASSOCIATES MEMBERSHIP INTERESTS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by Capri Holdings in favor of the Investor, pursuant to which Capri Holdings grants to the Investor a security interest in and to all of the membership interests in Associates as security for the Secured Obligations, in the form of EXHIBIT G.

     "ASSOCIATES" means Capri Capital Associates, LLC, a Delaware limited liability company.

     "AT-RISK MORTGAGE LOANS" means Mortgage Loans which, as of the CCLP Acquisition Date, either (a) are then experiencing an uncured loan default or delinquency, or (b) have a debt service coverage ratio of less than 1.10 to 1.0.

     "AUTHORIZED OFFICER" means (i) with respect to any Person that is a corporation, the president, secretary or chief financial officer, or any co-chair or vice chair, of such Person; (ii) with respect to any Person that is a partnership, its managing general partner, if an individual, or the president, secretary or chief financial officer, or any co-chair or vice chair, of such partnership to the extent duly authorized to act pursuant to its Organizational Documents or of the managing general partner, if a corporation or other entity, or, if there is no managing general partner, any general partner, of such Person; (iii) with respect to any Person that is a limited liability company, any member or manager, or, to the extent duly authorized to so act pursuant to such Person's Organizational Documents, the president, secretary or chief financial officer, or any co-chair or vice chair, of such Person; and (iv) with respect to any other Person, such individual or other representative of such Person that is approved by the Investor in writing. No Person shall be deemed to be an Authorized Officer unless named on a certificate of incumbency of such Person delivered to the Investor. Unless otherwise expressly permitted by the terms hereof or of any Transaction Document, each Note, certificate, agreement, notice, financial statement, request for waivers, or any similar instrument or document executed by any of the Capri Companies and delivered to the Investor shall be executed by an Authorized Officer of such Capri Company whether or not so specified herein.

     "BANK TERM LOAN" means the term loan made to CCLP and CAI by Bank One, N.A. (successor-in-interest to American National Bank and Trust Company of Chicago) and Comerica Bank, a Michigan banking corporation, pursuant to that certain Credit Agreement dated as of November 19, 1999, as amended, in the principal amount of $55,000,000, which loan was purchased by Investor and refinanced with proceeds of the Interim Loan.

     "BUSINESS" means the Advisory Business and the Mortgage Banking Business.


     "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which in New York, New York is a legal holiday or a day on which banking institutions are authorized or required by law or other government actions to close.

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

     "CAG" means Capital Associates Group Inc., an Illinois corporation.

     "CAG PROMISSORY NOTE" means that certain promissory note dated October 1, 2000 made by CCLP payable to CAG in the face amount of $5,000,000.

     "CAG PURCHASE AGREEMENT" means the purchase agreement dated July 23, 2004 entered into by and between CRC, as purchaser, and CAG, as seller, pursuant to which CAG sold to CRC the 49% membership interest in CCA previously owned by CAG.

     "CAI NOTES" means the promissory notes dated the Closing Date made, severally and not jointly, by each of the Capri Principals payable to the Investor evidencing, in the aggregate, the CAI Loan, in the form of EXHIBIT C.

     "CALPERS" means the California Public Employees' Retirement System.

     "CAPITALIZED LEASE" means with respect to any Person, (i) any lease of property, real or personal, the obligations under which are capitalized on the balance sheet of such Person, and (ii) any other such lease to the extent that the then present value of the minimum rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

     "CAPITALIZED LEASE OBLIGATIONS" means with respect to any Person, all obligations of such Person under or in respect of Capitalized Leases.

     "CAPRI COMPANIES" means CCLP, CCA, CAI, CPC, CRC, CRH, Capri Holdings, Associates and Finance and their Subsidiaries. The term "CAPRI COMPANIES" does not include any of the Capri Funds or Separate Accounts or Capri Franklin Park. References in this Agreement to the Capri Companies mean any or all of the Capri Companies.

     "CAPRI COMPANIES GUARANTY" means that certain guaranty of the CAI Notes, the CCLP Note and the CRH Note, to be dated the Closing Date, by CRC, CPC, CAI, CCLP, CCA, Capri Holdings, Associates, Finance, CCM and CRH, as joint and several obligors, in favor of the Investor, in the form of Exhibit D.

     "CAPRI FRANKLIN PARK" means Capri Franklin Park, LLC, a Delaware limited liability company.

     "CAPRI FUND(S)" means all limited liability companies, limited partnerships or other legal entities formed or managed by the Capri Companies (or any of them) pursuant to Investment Advisory Contracts, including all commingled funds of the Capri Companies. The term "CAPRI FUND(S)" does not include any employees' incentive pool, plan, group or entity through which any of the Capri Principals or members of management of the Capri Companies co-invest in Capri Funds or Separate Accounts, all of which are listed on SCHEDULE 1.1-A.

     "CAPRI HOLDINGS" means Capri Holdings, LLC, an Illinois limited liability company.

     "CAPRI HOLDINGS MEMBERSHIP INTERESTS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CCLP in favor of the Investor, pursuant to which CCLP grants to the Investor a security interest in and to all of the membership interests in Capri Holdings as security for the Secured Obligations, in the form of EXHIBIT H.

     "CAPRI PARTIES" means the Capri Companies and the Capri Principals, or any of them, as the context may require.

     "CAPRI PRINCIPALS GUARANTY" means that certain guaranty of the CRH Note made by the Capri Principals, as several obligors, in favor of the Investor, in the form of EXHIBIT E.

     "CAPRI PRINCIPALS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by the Capri

Principals in favor of the Investor, pursuant to which the Capri Principals grant to the Investor a security interest in and to all of the membership interests in CRC, all of the stock of CPC and all of the stock of CAI, as security for the Secured Obligations, in the form of EXHIBIT I.

     "CAPRI SELECT INCOME II" means Capri Select Income II, a Delaware limited liability company.

     "CARTER" means Daryl J. Carter.

     "CARTER EMPLOYMENT AGREEMENT" means the employment agreement between Carter and PW Funding, in the form of EXHIBIT Y.

     "CARTER   NON-COMPETITION   AGREEMENT"  means  the  restrictive   covenants
agreement between Carter and the Investor, in the form of EXHIBIT Z.

     "CARTER TERMINATION DATE" means the date that Carter's employment pursuant to the Carter Employment Agreement is terminated by PW Funding for Cause (as that term is defined in the Carter Employment Agreement) or by Carter other than for Good Reason (as that term is defined in the Carter Employment Agreement).

     "CASH EQUIVALENTS" means (i) securities issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States of America is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition ("GOVERNMENT OBLIGATIONS"), (ii) U.S. dollar denominated (or foreign currency fully hedged) time deposits, certificates of deposit, Eurodollar time deposits and Eurodollar certificates of deposit of (y) any domestic commercial bank of recognized standing having capital and surplus in excess of $250,000,000 or (z) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "APPROVED BANK"), in each case with maturities of not more than 364 days from the date of acquisition, (iii) commercial paper and variable or fixed rate notes rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within twelve months of the date of acquisition, (iv) repurchase agreements with a bank or trust company (including a Mortgage Loan Investor) or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America, (v) obligations of any state of the United States or any political subdivision thereof for the payment of the principal and redemption price of and interest on which there shall have been irrevocably deposited Government Obligations maturing as to principal and interest at times and in amounts sufficient to provide such payment, (vi) auction preferred stock rated in the highest short-term credit rating category by S&P or Moody's and (vii) U.S. dollar denominated time and demand deposit accounts or money market accounts with those domestic banks meeting the requirements of item (y) or (z) of clause (ii) above and any other domestic commercial banks insured by the FDIC with an aggregate balance not to exceed $100,000 in the aggregate at any time at any such bank.

     "CCA" means Capri Capital Advisors, LLC, a Delaware limited liability company.

     "CCA ANNUAL BUDGET" means, in respect of each CCA Budget Year, the annual budget for CCA and its Subsidiaries for such CCA Budget Year, including also a statement in reasonable detail of the business plan and financial strategies of CCA and its Subsidiaries for such CCA Budget Year, prepared by CCA and submitted for the Investor's approval pursuant to Section 6.6 (a)(iii).

     "CCA APPROVED BUDGET" means, with respect to any CCA Budget Year, the CCA Annual Budget for that CCA Budget Year.

     "CCA ASSETS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CCA in favor of the Investor, pursuant to which CCA grants to the Investor a security interest in and to all of its assets as security for the Secured Obligations, in the form of EXHIBIT J.

     "CCA BUDGET YEAR" means, with respect to CCA's fiscal year ended December 31, 2005, the period beginning on the date of this Agreement and ending on

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

December 31, 2005; and, with respect to each fiscal year of CCA thereafter, means the period beginning on January 1 and ending on December 31 of such fiscal year of CCA.

     "CCA CONSIDERATION" means Twenty-Four Million Dollars ($24,000,000), PROVIDED, that if the Combined EBITDA is less than $11,473,864, then the CCA Consideration shall be the product of (x) 9.5 multiplied by the Combined EBITDA and (y) 24/109.

     "CCA EXPENSES" means, with respect to any period, the total gross expenditure of CCA and its Subsidiaries reasonably related to the operations of CCA and its Subsidiaries, or to the ownership, leasing, maintenance, management, operations, purchase, sale or financing of CCA's and its Subsidiaries' assets during such period, including reasonable amounts set aside during such period as reserves necessary for the Advisory Business consistent with CCA's manner of maintaining such reserves prior to the Closing Date. Notwithstanding the foregoing, CCA Expenses specifically exclude (1) depreciation, (2) payments of interest on the CRC Note, (3) expenses paid from any reserves maintained by CCA and its Subsidiaries, and (4) any other non-cash items.

     "CCA MEMBERSHIP INTERESTS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CRC and CRH in favor of the Investor, pursuant to which CRC and CRH grant to the Investor a security interest in and to all of the membership interests in CCA as security for the Secured Obligations, in the form of EXHIBIT K.

     "CCA NET CASH FLOW" means, with respect to any period, the excess of (x) all cash received by CCA and its Subsidiaries during such period, including without limitation funds set aside as reserves which are no longer required for such purpose, over (y) CCA Expenses for such period, but CCA Net Cash Flow shall exclude all receipts and CCA Expenses relating to Promotes and returns of capital, or on capital, in respect of Capri Funds or Separate Accounts which are distributable to any Person pursuant to Section 6.7.

     "CCA OPERATING AGREEMENT AMENDMENT" means the Third Amended and Restated Limited Liability Company Agreement of CCA, dated as of January 3, 2005 and effective on the CCA Acquisition Date, reflecting the transfer of the 49% membership interest in CCA to the Investor and/or any Affiliate of the Investor and establishing agreements in respect of the operation of the Advisory Business following the CCA Acquisition Date, in the form of EXHIBIT S.

     "CCLP ANNUAL BUDGET" means, in respect of each CCLP Budget Year, the annual budget for CCLP and its Subsidiaries for such CCLP Budget Year, including also a statement in reasonable detail of the business plan and financial strategies of CCLP and its Subsidiaries for such CCLP Budget Year, prepared by CCLP and submitted for the Investor's approval pursuant to Section 6.4(a)(iii).

     "CCLP APPROVED BUDGET" means, with respect to any CCLP Budget Year, the CCLP Annual Budget for that CCLP Budget Year.

     "CCLP ASSETS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CPC, CAI, CCLP, Capri Holdings, Finance, and Associates in favor of the Investor, pursuant to which CPC, CAI, CCLP, Capri Holdings, Finance, and Associates grant to the Investor a security interest in and to all of their respective assets as security for the Secured Obligations, in the form of EXHIBIT L.

     "CCLP BUDGET YEAR" means, with respect to CCLP's fiscal year ended December 31, 2005, the period beginning on the date of this Agreement and ending on December 31, 2005; and, with respect to each fiscal year of CCLP thereafter, means the period beginning on January 1 and ending on December 31 of such fiscal year of CCLP.

     "CCLP CONSIDERATION" means Eighty-Five Million Dollars ($85,000,000), PROVIDED, that if the Combined EBITDA is less than $11,473,864, then the CCLP Consideration shall be the product of (x) 9.5 multiplied by the Combined EBITDA and (y) 85/109.

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

     "CCLP EXPENSES" means, with respect to any period, the total gross expenditure of CCLP and its Subsidiaries reasonably related to the operations of CCLP and its Subsidiaries, or to the ownership, leasing, maintenance, management, operations, purchase, sale or financing of CCLP's and its Subsidiaries' assets during such period, including reasonable amounts set aside during such period as reserves necessary for the Mortgage Banking Business consistent with CCLP's manner of maintaining such reserves prior to the Closing Date. Notwithstanding the foregoing, CCLP Expenses specifically EXCLUDE (1) depreciation, (2) expenses paid from any reserves maintained by CCLP and its Subsidiaries, and (3) any other non-cash items.

     "CCLP NET CASH FLOW" means, with respect to any period, the excess of (x) all cash received by CCLP and its Subsidiaries during such period, including without limitation funds set aside as reserves which are no longer required for such purpose, over (y) CCLP Expenses for such period.

     "CCLP NOTE" means the promissory note dated the Closing Date made by CRC payable to the Investor evidencing the CCLP Loan, in the form of EXHIBIT A.

     "CCLP PARTNERSHIP AGREEMENT" means the Amended and Restated Agreement of Limited Partnership of Capri Capital Limited Partnership, dated January 1, 1998, made by and among CPC, Carter, Primo and Fargo, as amended by that certain First Amendment to Amended and Restated Agreement of Limited Partnership of Capri Capital Limited Partnership, dated November 2, 1998, made by and among CPC, Carter, Primo and Fargo, as further amended by that certain Second Amendment to Amended and Restated Agreement of Limited Partnership of Capri Capital Limited Partnership, dated December 18, 1998, made by and among CPC, Carter, Primo, Fargo and CAI, as further amended by that certain Third Amendment to Amended and Restated Agreement of Limited Partnership of Capri Capital Limited Partnership, dated July 15, 2004, made by and among CPC, Carter, Primo, Fargo and CAI, as further amended by that certain Fourth Amendment to Amended and Restated Agreement of Limited Partnership of Capri Capital Limited Partnership, dated July 16, 2004, made by and among CPC, CAI and CRC, and as further amended by that certain Fifth Amendment to Amended and Restated Agreement of Limited Partnership of Capri Capital Limited Partnership, dated July 16, 2004.

     "CCLP PARTNERSHIP AGREEMENT AMENDMENT" means the amendment to the CCLP Partnership Agreement to be dated the CCLP Acquisition Date reflecting the transfer of the partnership interests in CCLP to the Investor and/or any Affiliate of the Investor, in form and substance satisfactory to the Investor.

     "CCLP PARTNERSHIP INTERESTS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CRC, CAI and CPC in favor of the Investor, pursuant to which CRC, CAI and CPC grant to the Investor a security interest in and to all of the membership interests in CCLP as security for the Secured Obligations, in the form of EXHIBIT M.

     "CCLP RELEASE" means the release, in favor of CCLP, by the Capri Principals, CPC, CAI, CRC and CRH, to be dated the CCLP Acquisition Date, in the form of EXHIBIT FF.

     "CCM MEMBERSHIP INTERESTS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CCA in favor of the Investor, pursuant to which CCA grants to the Investor a security interest in and to all of the membership interests in CCM as security for the Secured Obligations, in the form of EXHIBIT N.

     "CHARTERMAC" means CharterMac, a Delaware trust.

     "CHARTERMAC COMMON SHARE(S)" means common shares of beneficial interest in CharterMac.

     "CHARTERMAC RESTRICTED EQUITY SECURITIES" means membership interests in the Investor to be issued to CRC and CRH pursuant to this Agreement and having the rights set forth in the Investor Operating Agreement Amendment and the Exchange Rights Agreement.

     "CLOSING" means the making of the Loans and the issuance of the Notes on the Closing Date.

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

     "CLOSING DATE" means the date on which all of the conditions in Article III have been satisfied or waived and the Notes are issued pursuant to this Agreement.

     "CM CORP." means Charter Mac Corporation, a Delaware corporation.

     "CODE" means the Internal Revenue Code of 1986, as amended.

     "COLLATERAL" means all of the collateral in which a security interest is granted pursuant to the Security Agreements.

     "COMBINED EBITDA" means the CCLP EBITDA plus 0.49 times the CCA EBITDA.

     "COMMITTED LOANS" means all commitments of CCLP and its Subsidiaries to make mortgage loans which a Mortgage Loan Investor will be obligated to purchase pursuant to an agreement between such Mortgage Loan Investor and CCLP or such Subsidiary (subject to any underwriting criteria set forth in such agreement), in respect of which the borrower has paid the origination fee in connection with such commitment.

     "CONTEMPLATED TRANSACTIONS" means all of the transactions contemplated by this Agreement including the making of the Loans and the issuance of the Notes, the exercise of the CCLP Option and the CCA Option and acquisitions of Capri Company Equity Interests pursuant thereto, the operation of the Business by the Capri Companies after the execution of this Agreement and the Closing and after the acquisition of Capri Company Equity Interests by the Investor pursuant to exercise of the CCLP Option and the CCA Option, the due execution and delivery of this Agreement and the other Transaction Documents by the Capri Companies, the due execution and delivery of the Employment Agreements by the Capri Principals and the performance of and compliance with all agreements contained in the foregoing.

     "CONTINGENT OBLIGATION" as to any Person shall mean any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or (y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or
(iv) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     "CPC" means CPC Realty Advisors, Inc., an Illinois corporation.

     "CRC ASSETS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CRC in favor of the Investor, pursuant to which CRC grants to the Investor a security interest in and to all of its assets as security for the Secured Obligations, in the form of EXHIBIT O.

     "CREDIT ENHANCEMENT AGREEMENT" means that certain Amended and Restated Credit Enhancement Umbrella Agreement dated as of November 19, 1999, as amended, made by and among CAI, CCLP and Capri Holdings, and the Credit Enhancers.

     "CREDIT ENHANCEMENT CLAWBACK AGREEMENT" means the Agreement Relating to Amended and Restated Credit Enhancement Umbrella Agreement dated on or about July 15, 2004 by and among CAI, CCLP, Capri Holdings, the CRC Principals and the Credit Enhancers.

     "CREDIT ENHANCEMENT CLAWBACK RIGHT" means the right granted by certain of the Capri Parties to the Credit Enhancers pursuant to that certain Third
Amendment to Amended and Restated Agreement of Limited Partnership of Capri Capital Limited Partnership, dated July 15, 2004.

     "CREDIT ENHANCEMENT DOCUMENTS" means the Credit Enhancement Agreement and the guaranties, security agreements and other documents and instruments executed in connection therewith, as the same have been amended, and the Credit Enhancement Clawback Agreement.

     "CREDIT ENHANCER(S)" means the Board of Trustees of the General Retirement System of the City of Detroit and the Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit.

     "CRH NOTE" means the promissory note dated the Closing Date made by CRH payable to the Investor evidencing the CRH Loan, in the form of EXHIBIT B.

     "CRH ASSETS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CRH in favor of the Investor, pursuant to which CRH grants to the Investor a security interest in and to all of its assets as security for the Secured Obligations, in the form of EXHIBIT O1.

     "CRH MEMBERSHIP INTERESTS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CPC and CRC in favor of the Investor, pursuant to which CPC and CRC grant to the Investor a security interest in and to all of the membership interests in CCA as security for the Secured Obligations, in the form of EXHIBIT O2.

     "CUSTODIAL ACCOUNTS" means all custodial, escrow, suspense and impound accounts maintained under the Mortgage Servicing Agreements or otherwise for purposes of receiving payments for the payment of principal, interest, taxes, insurance premiums, repairs, replacements and similar charges and deposits relating to the Serviced Loans and the Warehouse Loans.

     "DEFAULT" means an Event of Default, or any fact or circumstance which constitutes, or upon the lapse of time, or giving of notice, or both, would constitute, an Event of Default.

     "DISBURSEMENT INSTRUCTIONS" means instructions for the disbursement of the proceeds of the Loans, executed and delivered by the Issuers to the Investor not later than one (1) Business Day prior to the Closing Date, in form and substance satisfactory to the Investor.

     "DUS" means Fannie Mae Delegated Underwriting and Servicing (DUSTM).

     "DUS LOSSES" means any amount paid, or required to be paid, to Fannie Mae by CCLP and its Subsidiaries under any DUS Loss Sharing Agreement as a result of loan defaults or delinquencies on At-Risk Mortgage Loans.

     "EMPLOYMENT AGREEMENT(S)" means the Carter Employment Agreement, the Fargo Employment Agreement and the Primo Employment Agreement or any of them, as the context may require.

     "ENVIRONMENTAL LAW" means any currently effective federal, state, local or common law, rule, regulation, ordinance, code, order or judgment (including the common law and any judicial or administrative interpretations, guidances, directives, policy statements or opinions) relating to the injury to, or the protection of human health and safety or the environment.

     "ENVIRONMENTAL LIABILITIES" means any claims, judgments, damages (including punitive damages), losses, penalties, fines, liabilities, encumbrances, liens, violations, costs and expenses (including reasonable attorneys and consultants fees) of investigation, remediation or defense of any matter relating to human health, safety or the environment of whatever kind or nature by any party, entity or authority, which are incurred as a result of the violation of any Environmental Laws or which arise under Environmental Laws.

     "ERISA EVENT" means the occurrence of any of the following, provided it results in liabilities assessed against any of the Capri Companies in an aggregate amount in excess of $100,000: (i) a "prohibited transaction" with respect to which any of the Capri Companies is a "disqualified person" (within the meaning of Section 4975 of the Code) or with respect to which any of the Capri Companies would otherwise be liable; or (ii) any other event or condition with respect to a Company Plan that could reasonably be expected to result in liability of any of the Capri Companies in excess of $100,000.

     "EVENT OF DEFAULT" means an "Event of Default" as defined in each of the Notes.

     "EXCHANGE RIGHTS AGREEMENT" means the Exchange Rights Agreement to be entered into by and among CharterMac and CRH and CRC, in the form of EXHIBIT F.

     "FANNIE MAE" means the Federal National Mortgage Association.

     "FARGO" means Brian C. Fargo.

     "FARGO EMPLOYMENT AGREEMENT" means the employment agreement between Fargo and CCA, in the form of EXHIBIT AA.

     "FARGO NON-COMPETITION AGREEMENT" means the restrictive covenants agreement between Fargo and the Investor, in the form of EXHIBIT BB.

     "FHA" means the Federal Housing Administration.

     "FHLMC" means the Federal Home Loan Mortgage Corporation or its successors.

     "FINANCE" means Capri Capital Finance, LLC, a Delaware limited liability company.

     "FINANCE MEMBERSHIP INTERESTS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by Capri Holdings in favor of the Investor, pursuant to which Capri Holdings grants to the Investor a security interest in and to all of the membership interests in Finance as security for the Secured Obligations, in the form of EXHIBIT P.

     "FREDDIE MAC" means the Federal Home Loan Mortgage Corporation.

     "GAAP" means generally accepted accounting principals of the United States, consistently applied.

     "GNMA" means the Government National Mortgage Association.

     "GOVERNING BODY" means (i) with respect to any Person that is a corporation, the Board of Directors of such Person; (ii) with respect to any Person that is a partnership, any board of managers or managing partners governing such partnership pursuant to its Organizational Documents, or, if there is no such board, its managing general partner (or the Governing Body thereof, if applicable), or, if there is no managing general partner, any general partner (or the Governing Body thereof, if applicable); (iii) with respect to any Person that is a limited liability company, any board of managers or members governing such limited liability company pursuant to its Organizational Documents, or, if there is no such board, any manager (or the Governing Body thereof, if applicable) or managing member (or the Governing Body thereof, if applicable), or, if there is no manager or managing member, the members (or the respective Governing Bodies thereof, if applicable); and (iv) with respect to any other Person, such governing body of such Person that is approved by the Investor in writing.

     "GOVERNMENTAL AUTHORITY" means any nation or government, any state or other political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

s
     "GUARANTY(IES)" means the Capri Companies Guaranty or the Capri Principals Guaranty, or either of them, as the context may require.

     "HAZARDOUS SUBSTANCES" means petroleum, petroleum products, petroleum-derived substances, polychlorinated biphenyls, lead based paint, radon, urea formaldehyde, asbestos or any materials containing asbestos, and any materials or substances regulated or defined as or included in the definition of "hazardous substances," "hazardous wastes," "extremely hazardous substances," "hazardous materials," "hazardous constituents," "toxic substances," "pollutants," "contaminants" or any similar denomination intended to classify or regulate substances by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any applicable Environmental Law.

     "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any successor law, and regulations and rules issued pursuant to that Act or any successor law.

     "HUD" means the United States Department of Housing and Urban Development.

     "INDEBTEDNESS" of any Person shall mean, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than accounts payable and other accrued liabilities arising in the ordinary course of business of such Person), (ii) all indebtedness of such Person evidenced by a note, bond, debenture or similar instrument, (iii) the principal component of all Capitalized Lease Obligations of such Person, (iv) the face amount of all letters of credit issued for the account of such Person and, without duplication, all unreimbursed amounts drawn thereunder, (v) all indebtedness of any other Person secured by any Lien on any property owned by such Person, whether or not such indebtedness has been assumed, (vi) all Contingent Obligations of such Person in respect of indebtedness under the foregoing clauses (i) - (v), and (vii) all payment obligations of such Person under any interest rate protection agreement
(including  any  interest  rate  swaps,  caps,   floors,   collars  and  similar
agreements) and currency swaps and similar agreements, or other hedging arrangements or off-balance sheet financial transactions.

     "INITIAL CCLP CONSIDERATION" means 9.5 times the CCLP EBITDA, but not greater than $85,000,000 PROVIDED, HOWEVER, that, to the extent that the anticipated Combined EBITDA is less than $11,100,000 at the Initial CCLP Consideration Payment Date, the Initial CCLP Consideration shall be reduced in an amount equal to 9.5 multiplied by the amount of such shortfall.

     "INVESTMENT" means the acquisition of any real or tangible property or of any stock or other security, any loan, advance, bank deposit, money market fund, contribution to capital, extension of credit (except for accounts receivable arising in the ordinary course of business and payable in accordance with customary terms), or purchase or commitment or option to purchase or otherwise acquire real estate or tangible personal property or stock or other securities of any party or any part of the business or assets comprising such business, or any part thereof.

     "INVESTMENT ADVISORY CONTRACTS" means all of the investment advisory agreements to which CCA or any of its Subsidiaries from time to time are party and any other arrangements or understandings relating to CCA's or any of its Subsidiaries' rendering of investment advisory services or advice to any Person, including without limitation limited liability company operating agreements, limited partnership agreements and agreements relating to commingled funds or separate accounts held for clients.

     "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended.

     "INVESTOR OPERATING AGREEMENT AMENDMENT" means the amendment to the limited liability company agreement of the Investor, to be dated the CCLP Acquisition Date, providing for the issuance of the CharterMac Restricted Equity Securities, in the form of EXHIBIT T.

     "LEGAL  REQUIREMENTS"  means  all  applicable  statutes,   laws,  treaties,
ordinances, licenses, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, and interpretations of any Governmental Authority.

     "LIEN" means any mortgage, deed of trust, lien, security interest, pledge, charge or encumbrance of any kind in respect of any Property, including the interests of a vendor or lessor under any conditional sale, capital lease or other title retention arrangement.

     "LOAN(S)" means the CAI Loan, the CCLP Loan and the CRH Loan, or any of them, as the context may require.

     "MATERIAL ADVERSE EFFECT" means any fact, event, change, circumstance or effect that is, or is reasonably likely to be, materially adverse to the assets, liabilities, business or prospects of the Capri Companies, taken as a whole, since December 31, 2003.

     "MATURITY DATE" means the date which is the fifth anniversary of the Closing Date.

     "MORTGAGE" means a mortgage, dead of trust, security deed or other security instrument on real property securing a Mortgage Note.

     "MORTGAGE BANKING BUSINESS" means the business of CCLP and its Subsidiaries of originating and underwriting Mortgage Loans, purchasing, holding or warehousing Mortgage Loans, marketing Mortgage Loans to Mortgage Loan Investors, and managing, servicing or sub-servicing Mortgage Loans during their repayment term.

     "MORTGAGE LOAN(S)" means the Serviced Loans and Warehouse Loans.

     "MORTGAGE LOAN COLLATERAL" means the real and personal property securing a Mortgage Loan or a bond or mortgage-backed security.

     "MORTGAGE LOAN DOCUMENTS" means any Mortgage Note or Mortgage or similar instrument, and all amendments thereto, evidencing or securing a Serviced Loan or a Warehouse Loan, together with all other documents executed by the borrower in connection with the making of Serviced Loans or Warehouse Loans, including hard copies where available, and all machine-readable copies on any media of any of the foregoing.

     "MORTGAGE LOAN FILE" means the credit and closing files, custodial documents, escrow documents, and all other documents in the possession of the Capri Companies pertaining to a Mortgage Loan or reasonably necessary for prudent servicing of a Mortgage Loan, in each case as reasonably necessary or as required by the applicable Mortgage Loan Investor and its requirements, procedures, rules, regulations and guidelines.

     "MORTGAGE LOAN INVESTOR" means Fannie Mae, Freddie Mac or any private or public investor, credit enhancer, commercial conduit, insurance company or mortgage insurer for which any of the Capri Companies is originating, underwriting or servicing (or to the extent of any continuing obligation, has in the past originated, underwritten or serviced) Mortgage Loans.

     "MORTGAGE LOAN INVESTOR FINANCIAL REQUIREMENTS" means the financial, reserve, liquidity, net worth and other financial requirements of any Regulatory Body or other Mortgage Loan Investor under any rules, regulations, policies, guidelines or agreements, including but not limited to requirements of Fannie Mae and Freddie Mac with respect to Acceptable Net Worth, Liquidity Adequacy, Lender Reserve, RFC Liquidity and Acceptable Collateral requirements, all as defined in the applicable rules, requirements and guidelines of Fannie Mae and Freddie Mac.

     "MORTGAGE LOAN INVESTOR REQUIREMENTS" means guidelines, procedures, rules and regulations of Mortgage Loan Investors.

     "MORTGAGE LOAN REGULATIONS" means (i) all applicable laws, rules or regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, master servicing or filing of claims in connection with a Mortgage Loan, including without limitation the rules and regulations of

Fannie Mae, FHLMC, HUD, FHA and any public housing program, (ii) Mortgage Loan Investor Requirements, and (iii) the terms and provisions of any documents to which any Capri Company or any borrower thereunder is a party pertaining to Mortgage Loans serviced or subserviced by the Capri Companies.

     "MORTGAGE NOTE" means a written promise to pay a sum of money at a fixed or variable interest rate during a specified term evidencing a Mortgage Loan and secured by a Mortgage.

     "MORTGAGE SERVICING AGREEMENT" means an agreement or agreements between any of the Capri Companies and a Mortgage Loan Investor or a servicer or other Person setting forth the terms and conditions under which Mortgage Loans have been and/or are to be serviced or subserviced and which may be incorporated in general guidelines and issuances of any Mortgage Loan Investor (such as the applicable Fannie Mae and Freddie Mac Seller/Servicer Guides).

     "MURC" means MacFarlane Urban Realty Consultants, LLC, a California limited liability company.

     "NON-COMPETITION AGREEMENT(S)" means the Carter Non-Competition Agreement, the Fargo Non-Competition Agreement and the Primo Non-Competition Agreement or any of them, as the context may require.

     "NOTES" means the CRH Note, the CAI Notes and the CCLP Note, or any of them, as the context may require.

     "OPTIONS" means the CCLP Option and the CCA Option, or either of them, as the context may require.

     "ORGANIZATIONAL DOCUMENT(S)" means (i) with respect to a corporation, its Articles or Certificate of Incorporation, by-laws and any stockholders' agreements and voting trusts, (ii) with respect to a limited liability company, its Certificate of Formation and operating agreement and any similar documents,
(iii) with respect to a limited partnership, its Certificate of Limited Partnership and agreement of limited partnership and any similar documents, and
(iv) with respect to any other legal entity, the documents pursuant to which such legal entity was formed and is governed, and in each case includes all amendments, supplements and modifications to such documents.

     "PERMITTED LIENS" means, with respect to CCLP and its Subsidiaries, CCLP Permitted Liens and, with respect to CCA, CCA Permitted Liens.

     "PERSON" means an individual, partnership, limited partnership, limited liability company, corporation, association, trust, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof.

     "PRIME RATE" means a rate of interest equal to the rate per annum announced by CharterMac's principal lender from time to time as its Prime Rate or equivalent with any change in such rate resulting from a change in such corporate base or equivalent rate to be effective on the date of such change.

     "PRIMO" means Quintin E. Primo III.

     "PRIMO EMPLOYMENT AGREEMENT" means the employment agreement between Primo and CCA, in the form of EXHIBIT CC.

     "PRIMO NON-COMPETITION AGREEMENT" means the restrictive covenants agreement between Primo and the Investor, in the form of EXHIBIT DD.

     "PRIMO TERMINATION DATE" means the date that Primo's employment pursuant to the Primo Employment Agreement is terminated by CCA for Cause (as that term is defined in the Primo Employment Agreement) or by Primo other than for Good Reason (as that term is defined in the Primo Employment Agreement).

     "PRIOR SERVICER" means any Person who serviced any of the Serviced Loans or Warehouse Loans prior to the Capri Companies.

     "PROMOTES" means all rights of the Capri Parties (or any of them) and members of management of the Capri Companies to receive from or in respect of Capri Funds or Separate Accounts (i) distributions in excess of pro rata distributions on capital contributions where Capri Parties (or any of them) or members of management of the Capri Companies are required to co-invest in Capri Funds or Separate Accounts and (ii) contingent compensation consisting of payment of a share of capital proceeds or net income or cash flow payable after a stated target is reached where there is no co-investment obligation.

     "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

     "PROPRIETARY RIGHTS" means all patents, patent licenses, trademarks, trade names, service marks, brand marks, brand names, copyrights, technologies, know-how, formulae, processes, names, likenesses, computer programs, computer systems and software.

     "PW FUNDING" means PW Funding, Inc., a Delaware corporation, to be renamed CharterMac Mortgage Capital Corporation (or other name as determined by CharterMac).

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement to be entered into by and among CharterMac and CRH and CRC, in the form of EXHIBIT U.

     "REGULATORY BODY" means any domestic or foreign national, state or municipal or other local government or multinational body (including, but not limited to, the European Economic Community), any subdivision, agency, commission or authority thereof, or any quasi-governmental, self-regulatory or private body exercising any regulatory or taxing authority thereunder including but not limited to the SEC, the FHA, Fannie Mae, Freddie Mac, GNMA and HUD.

     "RELATED DOCUMENTS" means the Assignment of CCA Assets, the Employment Agreements and the Non-Competition Agreements.

     "RELATED PARTY" means (a) the Capri Parties, (b) any individual who is a director, manager, partner, managing partner, member, managing member, officer, stockholder or other equity holder, as applicable, of any Capri Company, (c) any member of the family (as defined in Section 267(c)(4) of the Code) of, or any individual who has the same home as, any individual (or the spouse of any such individual) described in the foregoing clauses (a) or (b), or (d) any trust, estate or partnership of which an individual described in the foregoing clauses
(a), (b), or (c) is a grantor, fiduciary, beneficiary or partner.

     "REO" means real estate held by the Capri Companies in its name or on behalf of any Mortgage Loan Investor in connection with foreclosure proceedings, or deed in lieu of foreclosure proceedings, on mortgage loans.

     "SALES AGREEMENT" means any sales contract to transfer Mortgage Loans to any Mortgage Loan Investor.

     "SEC" means the Securities and Exchange Commission.

     "SECURED OBLIGATIONS" means the Loans, together with interest thereon and all other charges and amounts payable by the Issuers under the Notes, any CCLP Consideration Deficiency and the indemnification obligations of the Issuers for Damages pursuant to Sections 8.2(f), (g) and (h).

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITY AGREEMENT(S)" means the Associates Membership Interests Security Agreement, the Capri Holdings Membership Interests Security Agreement, the CCLP Assets Security Agreement, the CCLP Partnership Interests Security Agreement, the CCM Membership Interests Security Agreement, the Finance Membership
Interests Security Agreement, the CCA Assets Security Agreement, the CCA Membership Interests Security Agreement, the CRC Assets Security Agreement, the CRH Assets Security Agreement, the CRH Membership Interests Security Agreement, the Capri Principals Security Agreement and the Servicing Rights Security Agreement, or any of them, as the context may require.

     "SEPARATE ACCOUNT(S)" means all investments made by the Capri Companies (or any of them) on behalf of individual Advisory Clients pursuant to Investment Advisory Contracts.

     "SERVICED LOANS" means each of those loans secured by a mortgage lien on a multi-family residential property with respect to which the Capri Companies provide servicing or sub-servicing pursuant to a Mortgage Servicing Agreement, other than Warehouse Loans.

     "SERVICING RIGHTS" has the meaning ascribed thereto in the Servicing Rights Security Agreement.

     "SERVICING RIGHTS PORTFOLIO" has the meaning ascribed thereto in the Servicing Rights Security Agreement.

     "SERVICING RIGHTS SECURITY AGREEMENT" means that certain Amended and Restated Security Agreement dated the Closing Date made by CCLP, CAI, Capri Holdings, Finance and Associates in favor of Investor, pursuant to which CCLP, CAI, Capri Holdings, Finance and Associates grant Investor a security interest in and to the Servicing Rights Portfolio, in the form of EXHIBIT Q.

     "SUBSIDIARY" of a Person means any sole proprietorship, general or limited partnership, joint venture, limited liability company, corporation or other entity of which such Person owns, whether existing or hereafter acquired, directly or indirectly through one or more intermediaries, more than fifty percent (50%) of the outstanding securities or ownership interests of any class or classes ordinarily entitled, in the absence of contingencies, to elect a majority of the corporate directors or managers (or persons performing similar functions). "SUBSIDIARIES" shall have the plural meaning of the preceding. Notwithstanding the foregoing, (i) CCA and its Subsidiaries shall not be deemed to be Subsidiaries of CCLP for all purposes of this Agreement other than Section
4.5 and (ii) Capri Funds and Separate Accounts shall not be deemed to be Subsidiaries of CCA or its Subsidiaries.

     "TAX RETURNS" means any return, report, information return or other document (including any related or supporting information) filed or required to be filed with any Regulatory Body in connection with the determination, assessment or collection of any Taxes or the administration of any laws, regulations or administrative requirements relating to any Taxes.

     "TAXES" means all taxes, assessments, levies, imposts, fees and other charges, including any interest, penalties or additional amounts with respect thereto, imposed by any foreign, federal, state, local or other taxing authority, including without limitation all income, franchise, withholding, real property, personal property, sales, use, gross receipts, payroll, transfer, excise and stamp taxes.

     "TRANSACTION DOCUMENTS" means this Agreement, the Notes, the Guaranties, the Security Agreements, the Registration Rights Agreement and all other instruments, agreements and documents heretofore or hereafter executed or delivered in connection therewith, in each case, as amended, modified or supplemented from time to time.

     "VALUE" means, with respect to a referenced date, the average of the closing market price of CharterMac Common Shares for the thirty (30) consecutive trading days immediately preceding such date. The market price for each such trading day shall be: (i) if the CharterMac Common Shares are listed or admitted to trading on the New York Stock Exchange, the American Stock Exchange, any national securities exchange or the Nasdaq Stock Market, the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the CharterMac Common Shares are not listed or admitted to trading on the New York Stock Exchange, the American Stock Exchange, any national securities exchange or the Nasdaq Stock Market, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by CharterMac; or (iii) if the CharterMac Common Shares are not listed or admitted to trading on the New York Stock Exchange, the American Stock Exchange, any national securities exchange or the Nasdaq Stock Market and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by CharterMac, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than thirty (30) days prior to the date in question) for which prices have been so reported; PROVIDED, that if there are no bid and asked prices reported during the thirty (30) days prior to the date in question then the Issuers and the Investor shall together within ten (10) Business Days thereafter appoint a third party appraiser mutually acceptable to each party to appraise the Value of the CharterMac Common Shares, whose decision with respect to such Value shall be final and binding.

     "WAREHOUSE LENDER" means Residential Funding Corporation, a Delaware corporation, as lender under the Warehousing Facility or any other lender under a replacement Warehousing Facility.

     "WAREHOUSE LOANS" means each those closed loans held by the Capri Companies secured by a mortgage lien on a multi-family residential property. The term "WAREHOUSE LOAN" shall include each pending loan as to which the Capri Companies have given a commitment to lend which, when closed and delivered, will be secured by a mortgage lien on a multi-family residential property or other property only from and after the date of the closing of such loan.

     "WAREHOUSING FACILITY" means the mortgage warehousing credit facility maintained by Finance pursuant to that certain Fifth Amended and Restated Warehousing Credit and Security Agreement dated February 1, 2004, by and between Finance and Associates, as borrowers, and the Warehouse Lender, as lender, and any extension thereof or replacement warehousing credit facility consented to by the Investor.

     "WATCH-LIST LOANS" means, at any time and from time to time, the Mortgage Loans listed on Part A of SCHEDULE 4.26(S) which, at such time, meet the criteria set forth on Part B of SCHEDULE 4.26(S) for being rated at "5" or above.

     OTHER  DEFINITIONS.  In  addition  to the  terms  defined  in above in this
Article I, the following terms have the meanings defined for such terms as set forth below:

     TERM                                                SECTION
     ----                                                -------
     2004 Committed Loans                                7.1(h)
     Advisers Act                                        4.17(a)
     Agreement                                           Preamble
     Balance Sheets                                      4.5(b)
     CAG Loan                                            Recitals
     CAI                                                 Recitals
     CAI Loan                                            2.1(i)
     CAI Purchase Price                                  7.1(a)(i)
     Capri Company Equity Interests                      4.2(a)
     Capri Holdings                                      Recitals
     Capri Principals                                    Preamble
     Capri Principals Loan                               Recitals
     Capri Real Property                                 4.10(a)
     Carter                                              Preamble
     Cash Flow Objection Notice                          2.4(e)(v)
     CCA Acquisition Date                                7.2(d);
                                                         7.2(f)(i)
     CCA Budget Objection Notice                         6.6(a)(iii)
     CCA Call Closing                                    7.6(e)
     CCA Call Closing Date                               7.6(e)(ii)

     TERM                                                SECTION
     ----                                                -------
     CCA Call Existing Clients                           7.6(f)(i)(B)(1)
     CCA Call Non-Competition Agreements                 7.6(e)(i)
     CCA EBITDA                                          7.1(f)(iii); 7.1(f)(v)
     CCA EBITDA Objection Notice                         3.1(f)(iv)
     CCA Facilities                                      6.6(c)
     CCA Final Purchase Price                            7.6(d)
     CCA Balance Sheets                                  4.5(b)
     CCA Interim Balance Sheet                           4.5(b)
     CCA Net Cash Flow Adjustment                        2.4(e)(iii)
     CCA Nondiscretionary Expenses                       6.6(a)(iii)
     CCA Option                                          7.2(a)
     CCA Permitted Liens                                 6.8(d)
     CCA Option Exercise Notice                          7.2(c)
     CCA Put EBITDA Objection Notice                     7.5(c)(iii)
     CCA Right of First Refusal                          7.4(b)
     CCA Sale Offer                                      7.4(a)
     CCA Valuer                                          7.6(d)(iv)
     CCLP                                                Recitals
     CCLP Acquisition Date                               7.1(c)(ii)
     CCLP Acquisition Holdback Amount                    7.1(g)(i)(B)(2)(a)
     CCLP Balance Sheets                                 4.5(a)
     CCLP Budget Objection Notice                        6.4(a)(iii)
     CCLP Consideration Deficiency                       7.1(g)(ii)(A)
     CCLP EBITDA                                         7.1(e)(iii); 7.1(e)(v)
     CCLP EBITDA Objection Notice                        7.1(e)(iv)
     CCLP Facilities                                     6.4(c)
     CCLP Interim Balance Sheet                          4.5(a)
     CCLP Loan                                           2.1(ii)
     CCLP Net Cash Flow Adjustment                       2.4(e)(ii)
     CCLP Nondiscretionary Expenses                      6.4(a)(iii)
     CCLP Option                                         7.1(a)
     CCLP Option Exercise Notice                         7.1(b)
     CCLP Permitted Liens                                6.5(d)
     CCLP Projected DUS Losses                           4.26(s)
     CERCLA                                              4.14(b)
     Closing Holdback Amount                             2.7(d)
     Company Plan                                        4.23(a)
     CPC Purchase Price                                  7.1(a)(ii)
     CRC                                                 Preamble
     CRC CCA Call                                        7.6(c)
     CRC CCA Call Notice                                 7.6(c)
     CRC/CCLP Loan                                       2.7(b)
     CRC Consideration                                   7.1(a)(iii)
     CRC Proposed CCA EBITDA                             7.1(f)(i)
     CRC Proposed CCA Put EBITDA                         7.5(c)(i)
     CRC Proposed CCLP EBITDA                            7.1(e)(i)
     CRH Loan                                            2.1(iii)
     Damages                                             8.2
     Default Rate                                        2.4(b)
     DUS Loss Event                                      7.1(i)(iv)
     Environmental Permits                               4.14(e)
     EGTRRA                                              4.25(d)(i)
     ERISA                                               4.25(d)(i)
     ERISA Affiliate                                     4.25(a)
     Exchange Shares                                     7.3(a)

     TERM                                                SECTION
     ----                                                -------
     Existing Client Revenues Notice                     7.6(f)(i)(B)(2)
     Existing Client Revenues Objection Notice           7.6(f)(i)(B)(4)(a)
     Existing Funds                                      6.7(a)
     Fargo                                               Preamble
     Final CCLP Consideration Payment Date               7.1(g)(ii)
     Foreign Company Plan                                4.23(g)
     Future Funds                                        6.7(c)
     Holdback                                            7.1(i)(i)
     Holdback Claim Notice                               7.1(i)(ii)
     Holdback Objection Notice                           7.1(i)(ii)
     Independent Accountant                              2.4(e)(vi)
     Initial CCLP Consideration Payment Date             7.1(g)(i)
     Interim Balance Sheets                              4.5(b)
     Interim Loan                                        Recitals
     Investor                                            Preamble
     Investor CCA Call                                   7.6(a)
     Investor CCA Call Exercise Notice                   7.6(b)
     Investor CCA Put                                    7.5(a)
     Investor CCA Put EBITDA                             7.5(c); 3.5(c)(ii);
                                                         7.5(c)(iv)
     Investor CCA Put Exercise Notice                    7.5(b)
     Investor CCA Put Promissory Note                    7.5(d)
     Investor CCA Put Purchase Price                     7.5(c)
     Investor CCA Sale Right                             7.4
     Investor Representatives                            6.4(c)
     Issuers                                             Preamble
     IRS                                                 4.23(d)(i)
     Multiemployer Plan                                  4.23(d)(iv)
     Offered CCA Membership Interests                    7.4(a)
     Permitted Transferee                                7.3(b)
     Primo                                               Preamble
     Proposed CCA Transferee                             7.4(a)
     Qualified Plan                                      4.23(d)(i)
     Quarterly Cash Flow Information                     2.4(e)(i)
     Reorganization                                      2.9
     Transaction Agreement                               Recitals
     Transfer                                            7.3(a)


                                   ARTICLE II
                                      LOANS

     2.1 THE LOANS. Subject to and upon the terms and conditions herein set forth, the Investor agrees, on the Closing Date, to make the following loans to the Issuers:

               (i) to the Capri Principals, a loan in the principal amount of Twenty-One Million Five Hundred Thousand Dollars ($21,500,000) (the "CAI LOAN"), it being agreed that the CAI Loan shall be made severally, and not jointly, to the Capri Principals as follows:

                    (A) Nine Million Six Hundred Seventy Five Thousand Dollars ($9,675,000) to Carter;

                    (B) Nine Million Six Hundred Seventy Five Thousand Dollars ($9,675,000) to Primo; and

                    (C)  Two  Million  One  Hundred   Fifty   Thousand   Dollars
($2,150,000) to Fargo;

               (ii) to CRC, a loan in the principal amount of Forty-Eight Million Five Hundred Thousand Dollars ($48,500,000) (the "CCLP LOAN");and

               (iii) to CRH, a loan in the principal amount of Twenty Million Dollars ($20,000,000) (the "CRH LOAN").

     2.2 REPAYMENT OF PRINCIPAL. Principal of the Loans will be payable to the Investor as follows:

               (i) in respect of the CAI Loan, from and after the first anniversary of the Closing Date, if the CCLP Acquisition Date has not occurred, principal of the CAI Loan shall be due and payable to the Investor on the last day of each August, November, February and May, on each such date in the amount of Six Hundred Seventy-One Thousand Eight Hundred Seventy-Five Dollars ($671,875), and with a final installment equal to the then unpaid principal balance of the CAI Loan to be due and payable on the Maturity Date;

               (ii) in respect of the CCLP Loan, from and after the first anniversary of the Closing Date, if the CCLP Acquisition Date has not occurred, principal of the CCLP Loan shall be due and payable to the Investor on the last day of each August, November, February and May, on each such date in the amount of One Million Five Hundred Fifteen Thousand Six Hundred Twenty-Five Dollars ($1,515,625), and with a final installment equal to the then unpaid principal balance of the CCLP Loan to be due and payable on the Maturity Date; and

               (iii) in respect of the CRH Loan, from and after the second anniversary of the Closing Date, if the CCA Acquisition Date has not occurred, principal of the CRH Loan shall be due and payable to the Investor on the last day of each August, November, February and May, on each such date in the amount of Eight Hundred Thirty-Three Thousand Three Hundred Thirty-Three Dollars ($833,333), and with a final installment equal to the then unpaid principal balance of the CRH Loan to be due and payable on the Maturity Date.

     2.3 OBLIGATION TO PAY; NOTES.

          (a) The Capri Principals, severally and not jointly, hereby promise to pay the principal of, and interest on, the CAI Loan, which obligations to pay, at the request of the Investor, shall be evidenced by the CAI Notes, duly executed and delivered by the Capri Principals in favor of the Investor in an aggregate principal amount equal to $21,500,000, with blanks appropriately completed in conformity herewith. The CAI Notes shall mature on the Maturity Date.

          (b) CRC hereby promises to pay the principal of, and interest on, the CCLP Loan, which obligations to pay, at the request of the Investor, shall be evidenced by the CCLP Note, duly executed and delivered by CRC in favor of the Investor in a principal amount equal to $48,500,000, with blanks appropriately completed in conformity herewith. The CCLP Note shall mature on the Maturity Date.

          (c) CRH hereby promises to pay the principal of, and interest on, the CRH Loan, which obligations to pay, at the request of the Investor, shall be evidenced by the CRH Note, duly executed and delivered by CRH in favor of the Investor in a principal amount equal to $20,000,000, with blanks appropriately completed in conformity herewith. The CRH Note shall mature on the Maturity Date.

     2.4 INTEREST(a) INTEREST RATE.

               (i) CAI LOAN. The Capri Principals, severally and not jointly, promise to pay interest in respect of the unpaid principal amount of their respective portions of the CAI Loan from the Closing Date until the CAI Loan shall be paid in full at a rate per annum equal to 11.5%, such interest to be compounded annually until the CAI Loan is repaid in full and to be computed on the basis of a 360 day year and actual days elapsed.

               (ii) CCLP LOAN. CRC promises to pay interest in respect of the unpaid principal amount of the CCLP Loan from the Closing Date until the CCLP Loan shall be paid in full at a rate per annum equal to 11.5%, such interest to be compounded annually until the CCLP Loan is repaid in full and to be computed on the basis of a 360 day year and actual days elapsed.

               (iii) CRH LOAN. CRH promises to pay interest in respect of the unpaid principal amount of the CRH Loan from the Closing Date until the CRH Loan shall be paid in full, as follows:

                    (A) at a rate per annum equal to 10%, such interest to be compounded annually until the CRH Loan is repaid in full and to be computed on the basis of a 360 day year and actual days elapsed; plus

                    (B) as additional interest, an amount, quarterly, equal to the excess of (x) 49% of CCA Net Cash Flow reported in the applicable Quarterly Cash Flow Information (subject to any applicable CCA Net Cash Flow Adjustment) minus interest paid pursuant to this Section 2.4(a)(iii)(B) in respect of prior quarters in such calendar year, over (y) the amount of $255,102 multiplied by the number of quarters elapsed in such calendar year (including the quarter in respect of which such interest is being paid).

          (b) DEFAULT RATE. In the event that, and for so long as, an Event of Default shall have occurred and be continuing, the outstanding principal amount of each Loan, accrued interest in respect of each Loan (to the extent permitted by Legal Requirements), and all other amounts owing hereunder, shall bear interest at a rate per annum equal to the sum of three percent (3%) plus the rate applicable to each Loan pursuant to Section 2.4(a)(i), (ii) or (iii)(A) above, respectively (the "DEFAULT RATE").

          (c) PAYMENT. Interest on each Loan shall accrue from the Closing Date to the date of any repayment thereof and shall be payable as follows:

               (i) in respect of the CAI Loan, quarterly in arrears on the last day of each August, November, February and May (A) in the amount of 9% per annum and (B) in the amount of 2.5% per annum plus any remaining accrued but unpaid interest on the CAI Loan, up to the amount, if positive, of (x) CCLP Net Cash Flow reported in the applicable Quarterly Cash Flow Information (subject to any applicable CCLP Net Cash Flow Adjustment), minus (y) interest paid pursuant to this Section 2.4(c)(i) or Section 2.4(c)(ii) below in respect of prior quarters in such calendar year;

               (ii) in respect of the CCLP Loan, quarterly in arrears on the last day of each August, November, February and May (A) in the amount of 9% per annum and (B) in the amount of 2.5% per annum plus any remaining accrued but unpaid interest on the CCLP Loan, up to the amount, if positive, of (x) CCLP Net Cash Flow reported in the applicable Quarterly Cash Flow Information (subject to any applicable CCLP Net Cash Flow Adjustment), minus (y) interest paid pursuant to Section 2.4(c)(i) above or this Section 2.4(c)(ii) in respect of prior quarters in such calendar year, minus (z) any payment of interest on such date pursuant to Section 2.4(c)(i)(B) above.

               (iii) in respect of the CRH Loan, quarterly in arrears on the last day of each August, November, February and May in the amount of all accrued but unpaid interest on the CRH Loan; and

               (iv) in the case of all Loans, on any prepayment (on the amount prepaid), (other than prepayments of the CAI Loan and CCLP Loan pursuant to exercise of the CCLP Option) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand.

          (d) EXCESSIVE INTEREST. It is the intention of the parties hereto to conform strictly to applicable usury laws and, anything herein or elsewhere to the contrary notwithstanding, the Secured Obligations shall be subject to the limitation that no Issuer shall be required to pay, and the Investor shall not be entitled to charge or receive, any interest to the extent that such interest exceeds the maximum rate of interest which the Investor is permitted by Legal Requirements to contract for, charge or receive and which would not give rise to any claim or defense of usury. If, as a result of any circumstances whatsoever, performance of any provision hereof or of any of the Transaction Documents shall, at the time performance of such provision is due, violate applicable usury law, then, ipso facto, the obligation to be performed shall be reduced to the highest lawful rate, and if, from any such circumstance, the Investor shall ever receive interest or anything which might be deemed interest under Legal Requirements which would exceed the highest lawful rate, the amount of such excess interest shall be applied to the reduction of the principal amount owing on account of the applicable Note or the amounts owing on other Secured Obligations and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Secured Obligations, such excess shall be refunded to the Issuer entitled thereto.

          (e) DETERMINATION OF CASH FLOW.

               (i) With respect to each three calendar month period (or part thereof, as applicable) ending on the last day of each August, November, February and May (each, a "MEASURING QUARTER") during which the CRH Loan remains outstanding, the Issuers shall prepare, deliver and certify to the Investor within thirty (30) days after the end of such Measuring Quarter the CCA Quarterly Cash Flow Information. The "CCA QUARTERLY CASH FLOW INFORMATION" shall mean, (A) with respect to each Measuring Quarter ending on the last day of each May, August and November in each calendar year, the CCA Net Cash Flow for the portion of the period from December 1 of such calendar year through the last day of such Measuring Quarter during which the CRH Loan was outstanding, and (B) with respect to each Measuring Quarter ending on the last day of February in each calendar year, the CCA Net Cash Flow for the portion of the period from December 1 of the immediately preceding calendar year through the last day of such Measuring Quarter during which the CRH Loan was outstanding, in each case setting forth in reasonable detail the Issuers' calculation thereof and the accounting and financial information supporting such calculation

               (ii) With respect to each Measuring Quarter during which the CAI Loan or the CCLP Loan remains outstanding, the Issuers shall prepare, deliver and certify to the Investor within thirty (30) days after the end of such Measuring Quarter the CCLP Quarterly Cash Flow Information. The "CCLP QUARTERLY CASH FLOW INFORMATION" shall mean, (A) with respect to each Measuring Quarter ending on the last day of each May, August and November in each calendar year, the CCLP Net Cash Flow for the portion of the period from December 1 of such calendar year through the last day of such Measuring Quarter during which the CAI Loan or the CCLP Loan was outstanding, and (B) with respect to each Measuring Quarter ending on the last day of February in each calendar year, the CCLP Net Cash Flow for the portion of the period from December 1 of the immediately preceding calendar year through the last day of such Measuring Quarter during which the CAI Loan or the CCLP Loan was outstanding, in each case setting forth in reasonable detail the Issuers' calculation thereof and the accounting and financial information supporting such calculation

               (iii) In respect of each calendar year during which either the CAI Loan or the CCLP Loan remains outstanding (other than the calendar year in which the CCLP Acquisition Date occurs), the Issuers shall calculate the CCLP Net Cash Flow for such calendar year (or portion thereof) during which either the CAI Loan or the CCLP Loan remains outstanding on the basis of the audited financial statements for such year required to be delivered pursuant to Section 6.4(a)(i), and, concurrently with the delivery of such audited financial statements to the Investor, (A) the Issuers shall certify to the Investor any adjustments to CCLP Net Cash Flows reported in CCLP Quarterly Cash Flow Information covering such calendar year on the basis of such calculations (a "CCLP NET CASH FLOW ADJUSTMENT") and (B) if such CCLP Net Cash Flow Adjustment reflects an increase in such CCLP Net Cash Flows, the Issuers shall pay to the Investor any remaining accrued but unpaid interest on the CAI Loan or the CCLP Loan, up to the amount of such increase.

               (iv) In respect of each calendar year during which the CRH Loan remains outstanding, the Issuers shall calculate the CCA Net Cash Flow for such calendar year (or portion thereof) during which the CRH Loan remains outstanding on the basis of the audited financial statements for such year required to be delivered pursuant to Section 6.6(a)(i), and, concurrently with the delivery of such audited financial statements to the Investor, (A) the Issuers shall certify to the Investor any adjustments to such CCA Net Cash Flows reported in CCA Quarterly Cash Flow Information covering such calendar year on the basis of such calculations (a "CCA NET CASH FLOW ADJUSTMENT") and (B) to the extent that such CCA Net Cash Flow Adjustment reflects an increase in such CCA Net Cash Flows, the Issuers shall pay to the Investor any interest on the CRH Loan due pursuant to Section 2.4(a)(iii)(B) on the basis of CCA Net Cash Flows as so adjusted. To the extent that a CCA Net Cash Flow Adjustment reflects a decrease in CCA Net Cash Flows, unless the Investor timely delivers a Cash Flow Objection Notice in respect of CCA Net Cash Flows covered by such CCA Net Cash Flow Adjustment, the Investor shall refund to the Issuers the amount by which payments of interest on the CRH Loan due pursuant to Section 2.4(a)(iii)(B) would be reduced on the basis of such adjusted CCA Net Cash Flows. The Investor shall pay any such refund not later than five (5) Business Days after the time by which the Investor is no longer entitled pursuant to Section 2.4(e)(v) below to deliver a Cash Flow Objection Notice in respect of the applicable CCA Net Cash Flow Adjustment.

               (v) In  respect  of each  delivery  of CCA  Quarterly  Cash  Flow
Information, CCLP Quarterly Cash Flow Information, CCLP Net Cash Flow Adjustments and CCA Net Cash Flow Adjustments, the Issuers shall, promptly following the Investor's request therefor, provide to the Investor all such further information in respect of CCA Net Cash Flows and CCLP Net Cash Flows covered thereby, and the calculation thereof or adjustment to the calculation thereof, as the Investor may reasonably request.

               (vi) In the event that the Investor objects to any calculation of, or adjustment to the calculation of, CCA Net Cash Flows or CCLP Net Cash Flows by the Issuers, the Investor shall notify the Issuers in writing of (A) the existence of the disagreement and the specific items of disagreement, and
(B) the amount by which the Investor believes the applicable CCA Net Cash Flows and/or CCLP Net Cash Flows should be adjusted (each, a "CASH FLOW OBJECTION NOTICE"). The Investor shall deliver such a notice only (x) in respect of each calendar quarter while any Loan remains outstanding, not later than thirty (30) days after the Quarterly Cash Flow Information for such quarter is provided to the Investor, (y) in respect of each calendar year while any Loan remains outstanding, not later than thirty (30) days after audited financial statements for such year are provided to the Investor, and (z) after all Loans have been repaid in full, not later than thirty (30) days after audited financial statements covering all periods from the Closing Date through the date of such repayment in full are provided to the Investor, PROVIDED, HOWEVER, that if the Issuers have not complied with their obligations pursuant to Section 2.4(e)(iv) above to provide information to the Investor, then the Investor shall be entitled to deliver such a notice not later than thirty (30) days after the Issuers comply with such obligations.

               (vii) If,  within ten (10)  Business  Days after  delivery by the
Investor of a Cash Flow Objection Notice as provided above, the parties are unable to resolve the disputed items, then (A) the applicable Issuers shall immediately pay to the Investor any interest required to be paid pursuant to the preceding provisions of this Section 2.4(e), to the extent of any undisputed part of such Cash Flow Objection Notice, (B) the Investor shall immediately refund to the applicable Issuers any interest required to be refunded pursuant to the preceding provisions of this Section 2.4(e), to the extent of any undisputed part of such Cash Flow Objection Notice, (C) if the Investor so requests, the disputed amount claimed by the Investor shall be distributed to the Investor, PROVIDED, HOWEVER, that, notwithstanding the foregoing, such disputed amount shall not be distributed until resolution of such dispute in accordance with this Section 2.4(e) to the extent that CRC determines on a reasonable basis, and notifies the Investor prior to distribution of such disputed amount, that CCA's available cash is insufficient in amount and/or available cash is required for operations or to be held as reserves, consistent with CCA's manner of maintaining reserves prior to the Closing Date, PROVIDED, FURTHER, HOWEVER, that if such disputed amount is distributed to the Investor, and it is later determined (in accordance with this Section 2.4(e)) that the Investor was not entitled to such disputed amount, then (x) if a corresponding distribution was made to the Capri Principals (directly or indirectly), the Investor and the Capri Principals shall at such later time repay such distributed amounts, respectively, to CCA, and (y) if no such corresponding distribution was made to the Capri Principals (directly or indirectly), the Investor shall at such later time repay such distributed amount to CCA, together with interest thereon at the Prime Rate from the date of distribution to the date of repayment, (D) the New York office of KPMG, or, failing such office's willingness to serve, such other independent accounting firm of recognized standing as may be mutually selected by the Investor and the Issuers within five
(5) Business Days after the New York office of KPMG informs either the Investor or the Issuers of its unwillingness to serve, shall resolve any remaining disputed items as provided below (such firm, the "INDEPENDENT ACCOUNTANT"), and
(D) within ten (10) Business Days after the appointment of the Independent Accountant, the parties shall submit their respective estimates of the amount due in regard to the disputed items to such Independent Accountant. The Investor and the Issuers agree that, in the event that the New York office of KPMG is unwilling to serve, if they do not agree on an Independent Accountant within such time period, then their dispute shall be submitted to arbitration pursuant to the AAA Rules, and the parties consent to such submission to arbitration and the appointment of an arbitrator in accordance with the AAA Rules, which arbitrator shall be an independent accountant who has no material relationship with CharterMac and its Affiliates or with the Capri Parties and their respective Affiliates (which independent accountant shall then be the
"INDEPENDENT ACCOUNTANT"). The Independent Accountant, whose decision with respect to the disputed items shall be final and binding, shall determine which estimate is closest to the amount that is due and the amount of that estimate shall be awarded to the party to whom it is due. If either party fails to timely submit an estimate under this Section 2.4(e)(vi), the estimate of the other party shall be awarded by the Independent Accountant to the party to whom it is due. Promptly following resolution of the disputed items, the applicable CCA Net Cash Flows and/or CCLP Net Cash Flows (or adjustments thereto, as applicable) shall be recalculated, and the non-prevailing party shall pay to the prevailing party any amounts owing as a result of such recalculation. The party that is not the prevailing party under any proceeding under this Section 2.4(e)(vi) shall bear all the costs and expenses of the Independent Accountant (including any arbitrator).

               (viii) Any portion of interest on any Note paid  pursuant to this
Section 2.4(e) after the date on which the interest was due (including without limitation as a result of any adjustment in the amount of interest due as a result of an objection by the Investor) shall bear interest at the rate of 15% per annum, compounded annually, until paid.

               (ix) Without prejudice to any other obligations of the Issuers pursuant to this Agreement or other Transaction Documents to deliver financial information to the Investor, the Issuers shall not be obligated to prepare and deliver (A) CCLP Quarterly Cash Flow Information in respect of any quarter after either the CAI Loan and the CCLP Loan have been repaid in full or the CCLP Acquisition Date has occurred, and (B) CCA Quarterly Cash Flow Information in respect of any quarter after the CRH Loan has been repaid in full.

     2.5 PREPAYMENTS.

          (a) No prepayments shall be permitted in respect of the CAI Loan until the earlier of the date (i) which is the six-month anniversary of the Closing Date and (ii) such date, if any, on which the Investor notifies the Issuers in writing that the Investor does not intend to exercise the CCLP Option, except that, in either case, no such prepayment shall be permitted if the CCLP Acquisition Date has not occurred because any condition set forth in Section 7.1(d) has not been satisfied.

          (b) No prepayments shall be permitted in respect of the CCLP Loan until the earlier of the date (i) which is the six-month anniversary of the Closing Date and (ii) such date, if any, on which the Investor notifies the Issuers in writing that the Investor does not intend to exercise the CCLP Option, except that, in either case, no such prepayment shall be permitted if the CCLP Acquisition Date has not occurred because any condition set forth in
Section 7.1(d) has not been satisfied.

          (c) No prepayments shall be permitted in respect of the CRH Loan until the earlier of the date (i) which is the second anniversary of the Closing Date and (ii) such date, if any, on which the Investor notifies the Issuers in writing that the Investor does not intend to exercise the CCA Option, except that, in either case, no such prepayment shall be permitted if the CCA Acquisition Date has not occurred because any condition set forth in Section 7.2(e) has not been satisfied.

          (d) If, following delivery of a CCA Option Exercise Notice, any of the conditions set forth in Section 7.2(e) are not satisfied, the Investor may, by notice to the Issuers, which notice shall state that the Investor does not intend to exercise the CCA Option, accelerate the maturity of the CRH Note to the date which is six months after the date of such notice (and on such date the entire Indebtedness under the CRH Note shall then become immediately due and payable).

          (e) During any period when prepayment of a Loan is permitted in accordance with the foregoing Sections 2.5(a), (b) and (c), the applicable Issuers shall have the right, from time to time, to prepay such Loan in whole or in part, PROVIDED, that in respect of any such prepayment, the applicable Issuers shall give the Investor written notice, which notice shall be irrevocable, of their intent to prepay such Loan at least two (2) Business Days prior to such prepayment, which notice shall specify the amount of such prepayment.

          (f) All prepayments of Loans shall be applied first to pay accrued but unpaid interest, and then to prepay the installments of the applicable Loan in the reverse order of maturity, until such Loan shall have been repaid in full, and thereafter to all other outstanding Secured Obligations.

     2.6 METHOD AND PLACE OF PAYMENT.

          (a) Except as otherwise specifically provided therein, all payments and prepayments under the Transaction Documents shall be made to the Investor not later than 1:00 P.M., New York City time, on the date when due in immediately available funds to an account designated in writing by the Investor, and any funds credited to such account after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day.

          (b) Unless otherwise provided herein, whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and the amount of such payment shall bear interest at the applicable rate during such extension.

          (c) All payments made by the Issuers hereunder and under the other Transaction Documents shall be made irrespective of, and without any reduction for, any setoff or counterclaims.

     2.7 USE OF PROCEEDS. The proceeds of the Loans shall be used as follows:

          (a) the entire proceeds of the CAI Loan shall be used to repay the Capri Principals Loan;

          (b) the entire proceeds of the CCLP Loan shall be loaned by CRC to CCLP (the "CRC/CCLP LOAN"), which loan shall be subordinated to the Notes and Guaranties, which shall apply such proceeds to repayment of the Interim Loan;

          (c) an amount of proceeds of the CRH Loan equal to (i) the outstanding principal balance plus interest accrued on the CAG Loan through the Closing Date shall be paid to CCLP by CRH as repayment by CRH to CCLP in full of the CAG
Loan, and (ii) $14,000,000 less the amount paid by CRH to CCLP pursuant to clause (i) above shall be loaned by CRH to CRC and simultaneously loaned by CRC to CCLP (which loan from CRC to CCLP shall be deemed to be a part of the CRC/CCLP Loan), all of which amounts paid and loaned to CCLP pursuant to this
Section 2.7(c) (aggregating $14,000,000) shall be applied to repayment of the Interim Loan;

          (d) the balance of the proceeds of the CRH Loan shall be (A) applied to the payment of costs, expenses and liabilities of the Issuers, as set forth in the Disbursement Instructions, and (B) retained by the Investor as the "CLOSING HOLDBACK AMOUNT", in an amount, if any, equal to $6,000,000 less the amounts applied pursuant to the preceding clause (A); and

          (e) CCLP shall transfer and assign to CCA the assets described in the Assignment of CCA Assets and CCA shall assume from CCLP the liabilities described therein.

     2.8 CLOSING HOLDBACK.

          (a) The Closing Holdback Amount will be retained by the Investor as part of the Holdback.

          (b) Any amount of proceeds of the CRH Loan referred to in Section 2.7(d) above which are not paid to the third party entitled thereto on the Closing Date or segregated for payment to such third party pursuant to arrangements satisfactory to the Investor shall be held by the Investor and added to the Closing Holdback Amount, but shall be released to pay such third parties upon the Issuers' written request.

     2.9 REORGANIZATION. Either prior to, or simultaneously with, the Closing, the Issuers shall cause the Capri Companies to consummate the following transactions (collectively, the "REORGANIZATION"):

          (a) CCLP shall transfer and assign to CCA, without receiving any payment or other consideration therefor, all of its right, title and interest in the membership interest it owns in Capri Urban Capital I, LLC, a California limited liability company ("CUC");

          (b) CCLP shall transfer and assign to CCA, without receiving any payment or other consideration therefor, all of its right, title and interest in the membership interest it owns in CCM;

          (c) CCLP, CCA and CCM shall cause CCM to be replaced by CCA as the manager of CUC;

          (d) CCLP shall transfer and assign to CRC, without receiving any payment or other consideration therefor, all of its right, title and interest in the membership interest it owns in CCA.

                                   ARTICLE III
                              CONDITIONS TO CLOSING

     3.1 CONDITIONS TO THE INVESTOR'S OBLIGATIONS. The obligations of the Investor to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the Investor:

          (a) TRANSACTION DOCUMENTS. The Investor shall have received:

               (i) this Agreement;

               (ii) the CAI Notes;

               (iii) the CCLP Note;

               (iv) the CRH Note;

               (v) the Capri Companies Guaranty;

               (vi) the Capri Principals Guaranty;

               (vii) the Associates Membership Interests Security Agreement;

               (viii)  the  Capri   Holdings   Membership   Interests   Security
                       Agreement;

               (ix) the Capri Principals Security Agreement;

               (x) the CCLP Assets Security Agreement;

               (xi) the CCLP Membership Interests Security Agreement;

               (xii) the CCM Membership Interests Security Agreement;

               (xiii) the Finance Membership Interests Security Agreement;

               (xiv) the CCA Assets Security Agreement;

               (xv) the CCA Membership Interests Security Agreement;

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

               (xvi) the CRC Assets Security Agreement;

               (xvii) the CRH Assets Security Agreement;

               (xviii) the CRH Membership Interests Security Agreement;

               (xix) the Servicing Rights Security Agreement;

and each of the other Transaction Documents (together with all amendments, supplements, exhibits and schedules thereto), each of which (w) shall have been duly authorized, executed and delivered by the Issuers and Capri Companies party thereto, (x) shall be dated the Closing Date (or other date acceptable to the Investor), (y) shall be in form and substance satisfactory to the Investor, and
(z) shall be in full force and effect.

          (b) RELATED DOCUMENTS. The Investor shall have received the following documents, each of which (w) shall have been duly authorized, executed and delivered by the Issuers and Capri Companies party thereto, (x) shall be dated the Closing Date (or other date acceptable to the Investor), (y) shall be in form and substance satisfactory to the Investor, and (z) shall be in full force and effect:

               (i) the Assignment of CCA Assets;

               (ii) the Carter Employment Agreement;

               (iii) the Carter Non-Competition Agreement;

               (iv) the Fargo Employment Agreement;

               (v) the Fargo Non-Competition Agreement;

               (vi) the Primo Employment Agreement; and

               (vii) the Primo Non-Competition Agreement.

          (c) DELIVERY OF OPTION DOCUMENTS. All documents required to be delivered to Investor pursuant to Sections 7.1(j) and 7.2(g) shall have been duly executed and delivered to the Investor by each of the parties thereto.

          (d) NO INJUNCTION. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prohibits or delays consummation of any or all of the Contemplated Transactions by the Capri Parties.

          (e) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (i) The representations and warranties of the Capri Parties set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as though made at such time (except for changes contemplated by this Agreement and except for representations and warranties that by their terms speak as of the date of this Agreement or some other date, which shall be true and correct only as of such date), and (ii) each of the Capri Parties shall have performed and complied in all material respects with the agreements contained in this Agreement and the other Transaction Documents required to be performed and complied with by him or it at or prior to the Closing.

          (f) REORGANIZATION DOCUMENTS. The Investor shall have received copies of all documents, in form and substance satisfactory to the Investor, necessary or advisable in order to effect the Reorganization.

          (g) LEGAL OPINION. The Investor shall have received the opinion from Sonnenschein Nath & Rosenthal LLP, legal counsel to the Capri Parties, substantially in the form of EXHIBIT V.

          (h) LITIGATION. No action or proceeding shall be pending or threatened by or before any Person, court or other Regulatory Body seeking to restrain or prohibit any or all of the Contemplated Transactions or to revoke or suspend any material license, permit, order or approval by reason of any or all of the Contemplated Transactions; nor shall there be any other action or proceeding pending, which action or other proceeding may, in the reasonable opinion of the Investor, result in a decision, ruling, or finding that individually or in the aggregate has or may reasonably be expected to have a Material Adverse Effect or a material adverse effect on the validity or enforceability of this Agreement or the ability of the Capri Companies to conduct the Business following the Closing substantially in the manner conducted by the Capri Companies prior to the Closing, or the ability of the Capri Companies to perform their respective obligations under this Agreement and the other Transaction Agreements and any other agreement or instrument to be entered into herewith or therewith, as applicable.

          (i) REGULATORY APPROVALS. All material licenses, authorizations, consents, orders and regulatory approvals of Regulatory Bodies, including without limitation the consents of Fannie Mae, Freddie Mac and HUD, necessary for the consummation of the Contemplated Transactions and the ability of the Capri Companies to conduct the Business following the Closing and the closing of the exercise of the Options and the acquisition of Capri Company Equity Interests pursuant thereto substantially in the manner conducted by the Capri Companies prior to the Closing, and without any material restrictions on, or requirements in connection with (including without limitation additional capital requirements), the business they may conduct or the jurisdictions in which they may conduct such business other than those applicable to the Capri Companies immediately preceding the Closing, shall have been obtained or continued on terms reasonably satisfactory to the Investor and shall be in full force and effect.

          (j) OTHER CONSENTS. Consents or waivers from parties to material contracts, agreements, instruments or documents other than Regulatory Bodies that are necessary for the consummation of the Contemplated Transactions and the ability of the Capri Companies to conduct the Business following the Closing, and the closing of the exercise of the Options and the acquisition of Capri Company Equity Interests pursuant thereto substantially in the manner conducted by the Capri Companies prior to the Closing shall have been obtained on terms reasonably satisfactory to the Investor and shall be in full force and effect and signed copies thereof shall have been delivered to the Investor.

          (k) SECRETARY OF STATE CERTIFICATES. The Investor shall have received Certificates, as of a recent date, of the Secretaries of State of the States of Delaware and Illinois and of each state in which the Capri Companies are qualified to do business as foreign corporations, limited liability companies or limited partnerships showing the Capri Companies to be validly existing in their respective states of incorporation or formation or qualified as foreign corporations, limited liability companies or limited partnerships, as the case may be, and in good standing and showing that all franchise taxes required to be paid and all reports required to be filed have been duly paid and filed, and with respect to the Certificate of the Secretaries of State of the States of Delaware and Illinois, listing all charter documents filed and attaching certified copies thereof.

          (l) OFFICER'S CERTIFICATES OF CAPRI COMPANIES. The Investor shall have received a certificate signed by an Authorized Officer of each of the Capri Companies certifying that (i) no document has been filed relating to or affecting the Organizational Documents of such Capri Company after the date of the Certificates of the Secretaries of State of the states of their incorporation or formation furnished pursuant to Section 3.1(k) above, (ii) attached to such certificate are true and complete copies of the Organizational Documents of such Capri Company, as in full force and effect on the Closing Date, and (iii) attached to such certificate are true and complete copies of resolutions adopted by such Capri Company's Governing Body, members (where such members are individuals), manager's Governing Body, or general partner's Governing Body, as applicable, authorizing the execution, delivery and performance by such Capri Company of the Transaction Documents and documents and agreements contemplated by Sections 3.1(a),(b) and (c) to which it is a party.

          (m) CLOSING CERTIFICATIONS OF THE ISSUERS. The Investor shall have received (i) a certificate signed by each of the Capri Principals and an Authorized Officer of CRC certifying that, as of the Closing Date (A) the conditions set forth in Sections 3.1(d), (e), (h) (in respect of actions or proceedings involving Capri parties), (i), (j), (n) and (o) have been satisfied and (B) no Default or Event of Default exists as of such date and (ii) the notice of election in respect of capital contributions to Future Funds required to be delivered on the Closing Date pursuant to Section 6.7(c)(ii).

          (n) ADVERSE ADVISORY CLIENT COMMUNICATION. In respect of the Advisory Business, the Capri Companies shall not have received from clients representing more than 10% of the Advisory Business (calculated by amount of assets under management and commitments), any communication or other information (whether written or, to the knowledge of the Issuers, oral) that would lead a reasonable person to conclude that such clients will, or are reasonably likely to, terminate their advisory arrangements, or reduce their assets under management or their commitments, with the Capri Companies following the Closing or the exercise of either or both of the Options.

          (o) MORTGAGE BANKING BUSINESS COMMUNICATION. In respect of the Mortgage Banking Business, except as set forth on SCHEDULE 3.1(o), the Capri Companies shall not have received from any of the borrowers or purchasers identified on SCHEDULE 4.26(B) any communication or other information (whether written or, to the knowledge of the Issuers, oral) that would lead a reasonable person to conclude that such borrowers or purchasers will, or are reasonably likely to, terminate or materially reduce their borrowings or purchases from the Capri Companies following the Closing or the exercise of the CCLP Option.

          (p) HSR ACT. Any applicable waiting period under the HSR Act shall have expired or been terminated and no government action to delay or prohibit the transactions contemplated by this Agreement shall have been commenced.

          (q) NO MATERIAL ADVERSE CHANGE. Between January 1, 2004 and the Closing Date, nothing shall have occurred which has had, or is reasonably likely to have, a material adverse effect on the business, operations, assets, liabilities or prospects of the Capri Parties, taken as a whole.

     3.2 CONDITIONS TO THE CAPRI PARTIES' OBLIGATIONS. The obligations of the Capri Parties to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions, any one or more of which may be waived by the Capri Parties:

          (a)   RELATED   DOCUMENTS.   The   Employment   Agreements   and   the
Non-Competition Agreements shall be in form and substance satisfactory to the Issuers.

          (b) DELIVERY OF OPTION DOCUMENTS. All documents required to be delivered to Investor pursuant to Sections 7.1(j) and 7.2(g) shall have been duly executed and delivered to the Investor by each of the parties thereto.

          (c) NO INJUNCTION. There shall not be in effect any injunction, order or decree of a court of competent jurisdiction that prohibits or delays consummation of any or all of the Contemplated Transactions by the Investor, and the Capri Parties shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Investor.

          (d) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (i) The representations and warranties of the Investor set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as though made at such time, (ii) the Investor shall have performed and complied in all material respects with the agreements contained in this Agreement required to be performed and complied with by it prior to the Closing and (ii) the Capri Parties shall have received a certificate to such effect signed by an officer of the member of the Investor.

          (e) LEGAL OPINION. The Investor shall have received the opinion from Proskauer Rose LLP, legal counsel to the Investor, substantially in the form of EXHIBIT W.

          (f) LITIGATION. No action or proceeding shall be pending or threatened by or before any Person, court or other Regulatory Body seeking to restrain or prohibit or to recover damages in respect of any or all of the Contemplated Transactions or to revoke or suspend any material license, permit, order or approval by reason of any or all of the Contemplated Transactions; nor shall there by any other action or proceeding pending which action or other proceeding may, in the reasonable opinion of the Capri Parties, result in a decision, ruling, or finding that individually or in the aggregate has or may reasonably be expected to have a material adverse effect on the validity or enforceability of this Agreement or the ability of the Investor to perform its obligations under this Agreement.

          (g) REGULATORY APPROVALS. All material licenses, authorizations, consents, orders and regulatory approvals of Regulatory Bodies, including without limitations the consents of Fannie Mae, Freddie Mac and HUD, necessary for the consummation of the Contemplated Transactions and the ability of the Capri Companies to conduct the Business following the Closing substantially in the manner conducted by the Capri Companies prior to the Closing shall be in full force and effect shall have been obtained on terms satisfactory to the Capri Parties and shall be in full force and effect.

          (h) OTHER CONSENTS. Consents or waivers to material contracts, agreements, instruments or documents from parties other than Regulatory Bodies that are required in connection with the consummation of the Contemplated Transactions by the Investor shall have been obtained on terms satisfactory to the Capri Parties and shall be in full force and effect and signed copies thereof shall have been delivered to the Capri Parties.

          (i) HSR ACT. Any applicable waiting period under the HSR Act shall have expired or been terminated and no government action to delay or prohibit the transactions contemplated by this Agreement shall have been commenced.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF THE ISSUERS

          The Issuers jointly and severally represent and warrant to the Investor as follows:

     4.1 ORGANIZATION OF THE CAPRI COMPANIES.

          (a) SCHEDULE 4.1 correctly sets forth, as to each of the Capri Companies, its jurisdiction of incorporation or formation, principal place of business, and each jurisdiction in which it is qualified to do business as a foreign corporation, partnership or limited liability company, as applicable. Except as set forth in SCHEDULE 4.1, the Capri Companies have no Subsidiaries, nor do they own any equity interest in, or control directly or indirectly, any other entity. Except as set forth in SCHEDULE 4.1, the Capri Companies are not a party to any joint venture or partnership agreement.

          (b) Each of the Capri Companies is a corporation, limited liability company or limited partnership, as indicated on SCHEDULE 4.1, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, with full corporate, limited liability company or limited partnership power and authority to own its properties and to engage in its business as presently conducted, and is duly qualified, registered, licensed or approved, and in good standing as a foreign corporation, limited liability company or limited partnership under the laws of each jurisdiction in which the ownership of its property or the conduct of its business requires such qualification, registration, licensing or approval, except where the failure to be so qualified, registered, licensed or approved would not have a Material Adverse Effect.

          (c) The Capri Companies have delivered to the Investor true, complete and correct copies of each of the following documents, as presently in effect, including all amendments and supplements thereto: (i) the Certificate of Incorporation, by-laws, any stockholders' agreements and voting trusts, with respect to each Capri Company which is a corporation; (ii) the Certificate of Formation and operating agreement and any similar documents, with respect to each Capri Company which is a limited liability company, and (iii) the Certificate of Limited Partnership and agreement of limited partnership and any similar documents, with respect to each Capri Company which is a limited partnership.

     4.2 CAPITALIZATION.

          (a) The authorized and outstanding capital stock, limited liability company membership interests and partnership interests, as applicable, of each

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of the Capri  Companies  is as set forth on  SCHEDULE  4.2 (the  "CAPRI  COMPANY
EQUITY INTERESTS"), and all of the Capri Company Equity Interests have been duly authorized and are fully paid and nonassessable and have been validly issued in compliance with all applicable federal and state securities laws. All holders of the Capri Company Equity Interests are set forth on SCHEDULE 4.2, and each such holder owns the Capri Company Equity Interests set forth on such schedule of record and beneficially, free and clear of all Liens, except for Liens in favor of the Investor, any restrictions on transfer pursuant to applicable securities laws and any restrictions on transfer pursuant to the respective Organizational Documents governing such Capri Company Equity Interests.

          (b) Except as disclosed on SCHEDULE 4.2, except for the Credit Enhancement Clawback Right, and other than as contemplated by this Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from any of the Capri
Companies of any Capri Company Equity Interests, or entitling any party to receive distributions on account of Capri Company Equity Interests.

          (c) Except as set forth on SCHEDULE 4.2, none of the Capri Companies will at the Closing: (i) have outstanding any capital stock, membership interests, partnership interests or other securities convertible into or exchangeable for any such stock or interests, and no Person will have any right to subscribe for or to purchase (including by means of conversion or preemptive rights) or have any options for the purchase of or any agreements providing for the issuance (contingent or otherwise) of, any calls, commitments or other claims of any character relating to, any such stock or interests or any securities convertible into or exchangeable for any such stock or interests;
(ii) have any capital stock, membership interests, partnership interests or other securities reserved for issuance for any purpose; or (iii) be subject to any obligation (contingent or otherwise) to issue any shares of capital stock, membership interests or partnership interests, or any convertible securities, rights or options of the type described in the preceding clause (i) of this
Section 4.2(c).

          (d) If the Investor exercises the CCLP Option, all of the partnership interests in CCLP sold to the Investor pursuant thereto (i) will be duly and validly issued, fully paid and non-assessable (other than in respect of any obligations to make capital contributions pursuant to the Organizational Documents of CCLP) (ii) will be free of any Liens, except for any restrictions on transfer pursuant to applicable securities laws and any restrictions on transfer pursuant to the Organizational Documents of CCLP, and (iii) so long as the representations and warranties of the Investor contained in Section 5.4 are true on the CCLP Acquisition Date, shall be issued in compliance with all applicable federal and state securities laws. Except as set forth on SCHEDULE 4.2, and other than as contemplated by this Agreement, there are no agreements to which any of the Capri Parties is a party with respect to the voting or transfer of partnership interests in CCLP.

          (e) If the Investor exercises the CCA Option, all of the membership interests in CCA sold to the Investor pursuant thereto (i) will be duly and validly issued, fully paid and non-assessable (other than in respect of any obligations to make capital contributions pursuant to the Organizational Documents of CCA under which the Investor will have no obligation to make any additional capital contributions without its consent), (ii) will be free of any Liens, except for any restrictions on transfer pursuant to applicable securities laws and any restrictions on transfer pursuant to the Organizational Documents of CCA, and (iii) so long as the representations and warranties of the Investor contained in Section 5.4 are true on the CCA Acquisition Date, shall be issued in compliance with all applicable federal and state securities laws. Except as set forth on SCHEDULE 4.2, and other than as contemplated by this Agreement, there are no agreements to which any of the Capri Parties is a party with respect to the voting or transfer of membership interests in CCA.

          (f) As of the date of this Agreement and as of the Closing Date, the Indebtedness outstanding under the CAG Promissory Note is $1,000,000, which amount will be funded from the proceeds of the Loans on the Closing Date into escrow with JPMorganChase for the purpose of repaying such Indebtedness.

     4.3 AUTHORIZATION, ENFORCEABILITY. Each of the Capri Parties has full corporate, limited liability company or limited partnership, as applicable, power and authority to execute and deliver this Agreement and the other Transaction Documents and Related Documents to which it is a party and to perform its obligations hereunder and thereunder. All corporate, limited liability company or limited partnership, as applicable, action on the part of

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

each of the Capri Companies and their respective officers, directors, managers and equity holders necessary for the authorization, execution and delivery of this Agreement and the other Transaction Documents and Related Documents to which such Capri Company is a party, and the performance of all obligations of the Capri Companies hereunder and thereunder has been taken or will be taken prior to the Closing. This Agreement and the other Transaction Documents and Related Documents each constitutes, or when executed and delivered will constitute, a valid and legally binding obligation of the Capri Parties party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other laws from time to time in effect and affecting the enforcement of creditors rights generally, and (ii) the power of a court to grant specific performance or any other similar remedy.

     4.4 NO CONFLICT.

          (a) Except as set forth on SCHEDULE 4.4(A), neither the execution and delivery of this Agreement, the other Transaction Documents and the other instruments and agreements to be executed herewith or therewith nor the consummation of any or all of the Contemplated Transactions, nor the operation of the Business by the Capri Companies following the Closing substantially in the same manner as the Business was operated prior to the Closing, will (i) violate any provision of the respective Organizational Documents of the Capri Companies or (ii) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or require any consent under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Lien upon any property or assets of the Capri Companies or any of their Affiliates under any agreement required to be listed on SCHEDULE 4.15, or (iii) assuming that all consents, approvals, orders, authorizations, licenses, permits, filings and notices set forth on SCHEDULE 4.4(A) have been obtained, violate any statute or law or any judgment, decree, order, regulation or rule of, or agreement with, or require any notice to, consent, approval or authorization of, or declaration, filing or registration with, any court or other Regulatory Body applicable to any of the Capri Parties or any of their respective Affiliates, except where the failure to obtain the same would not result in a Material Adverse Effect.

          (b) The Issuers have delivered to the Investor true and correct copies of the Credit Enhancement Documents. The Credit Enhancement Documents have been duly and effectively terminated and released and the Credit Enhancers have no further rights under or relating to the Credit Enhancement Documents, except for the Credit Enhancement Clawback Right. The Credit Enhancement Clawback Right is the right granted by certain of the Capri Parties to the Credit Enhancers providing for payment to the Credit Enhancers of a portion of the proceeds if certain subsequent transactions involving the acquisition of CCLP are entered into (but excluding such acquisitions by the party providing financing for the repayment of the Bank Term Loan and the payment of the Credit Enhancement Termination Fee (as defined in the Transaction Agreement)), pursuant to the Credit Enhancement Clawback Agreement. The Credit Enhancement Clawback Right does not apply to any transfer to the Investor or its Affiliates of interests in the Capri Companies as contemplated by this Agreement (including, without limitation, subsequent transfers to, or merger of CCLP and its Subsidiaries (not including CCA and its Subsidiaries) with, as applicable, PW Funding (so long as PW Funding remains an Affiliate of Investor at the time of such transfer or merger)).

     4.5 FINANCIAL STATEMENTS; ASSETS.

          (a) CCLP AND ITS SUBSIDIARIES. The Capri Companies have delivered to the Investor true and complete copies of (i) audited consolidated and consolidating balance sheets of CCLP and its Subsidiaries at December 31, 2003 (the "CCLP BALANCE SHEETS"), and the related consolidated and consolidating audited statements of income, equity and cash flows for the year then ended, together with the report thereon of independent certified public accountants,
(ii) an unaudited consolidated balance sheet of CCLP and its Subsidiaries at November 30, 2004 (the "CCLP INTERIM BALANCE SHEET") and the related unaudited consolidated statements of income, equity and cash flows for the eleven months then ended. Such financial statements and notes fairly present in all material respects the financial condition and results of operations of CCLP and its Subsidiaries as at the respective dates thereof and for the periods therein referred to (subject, in the case of the interim statements, to normal year-end adjustments and the absence of notes), all in accordance with GAAP consistently applied throughout the periods involved (except as may be indicated in the notes thereto).

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

          (b) CCA AND ITS SUBSIDIARIES. The Capri Companies have delivered to the Investor true and complete copies of (i) audited consolidated and consolidating balance sheets of CCA and its Subsidiaries at December 31, 2003 (the "CCA BALANCE SHEETS" and, together with the CCLP Balance Sheets, the "BALANCE SHEETS"), and the related consolidated and consolidating audited statements of income, equity and cash flows for the year then ended, together with the report thereon of independent certified public accountants, (ii) an unaudited consolidated balance sheet of CCA and its Subsidiaries at November 30, 2004 (the "CCA INTERIM BALANCE SHEET" and, together with the CCLP Interim Balance Sheet, the "INTERIM BALANCE SHEETS") and the related unaudited consolidated statements of income, equity and cash flows for the eleven months then ended. Such financial statements and notes fairly present in all material respects the financial condition and results of operations of CCA and its Subsidiaries as at the respective dates thereof and for the periods therein referred to (subject, in the case of the interim statements, to normal year-end adjustments and the absence of notes), all in accordance with GAAP consistently applied throughout the periods involved (except as may be indicated in the notes thereto).

          (c) Each of Associates and Finance are, and at the Closing will be, in substantial compliance with, the Mortgage Loan Investor Financial Requirements, and except as set forth in SCHEDULE 4.5(C), there has been no past non-compliance by Associates or Finance with any Mortgage Loan Investor Financial Requirements, except for any past non-compliance which has been cured and in respect of which there is no reasonable likelihood of any notice being given or action being taken by the applicable Mortgage Loan Investor. At the Closing, each of Associates and Finance will have assets sufficient to enable it to conduct the Mortgage Banking Business in the manner conducted by it prior to the Closing.

          (d) At the Closing, each of Associates and Finance will have an amount of cash sufficient to enable it to meet all of its Mortgage Loan Investor Financial Requirements.

          (e) Based on the EBITDA of CCA and CCLP through the date of this Agreement, and the Issuers' estimate of future EBITDA of CCA and CCLP, for which the Issuers have a reasonable basis, the Issuers reasonably believe that the Combined EBITDA, when calculated in accordance with this Agreement, will be not less than $9,473,684.21.

          (f) Notwithstanding the foregoing, the Investor acknowledges that, for purposes of this Section 4.5 only, CUC and CCM shall be deemed Subsidiaries of CCLP for all periods ending on or prior to June 30, 2004 and shall be deemed Subsidiaries of CCA for all periods commencing on or after June 30, 2004.

     4.6 BOOKS AND RECORDS. The books of account, minute books, stock record books and other records of the Capri Companies, all of which have been made available to the Investor, are complete and correct in all material respects and have been maintained in accordance with sound business practices.

     4.7 NO UNDISCLOSED LIABILITIES. Except as set forth in SCHEDULE 4.7, (i) CCLP and its Subsidiaries have (A) no liabilities of any nature (absolute, accrued, contingent or otherwise), which are required by GAAP to be reflected or reserved against in a balance sheet or notes thereto, that were not fully reflected or reserved against in the CCLP Interim Balance Sheet and (B) no Indebtedness which is not required by GAAP to be reflected or reserved against in a balance sheet or notes thereto, and (ii) CCA and its Subsidiaries have (A) no liabilities of any nature (absolute, accrued, contingent or otherwise), which are required by GAAP to be reflected or reserved against in a balance sheet or notes thereto, that were not fully reflected or reserved against in the CCA Interim Balance Sheet and (B) no Indebtedness which is not required by GAAP to be reflected or reserved against in a balance sheet or notes thereto, except in the case of the preceding clauses (i)(A) and (ii)(A), for liabilities incurred in the ordinary course of business and consistent with past practice (in nature and scope) since the respective dates thereof, and, to the Issuers' knowledge, except as contemplated by this Agreement, no existing condition, situation or circumstances exists which could reasonably be expected to result in any liabilities of the type referred to in the preceding clauses (i)(A) and (ii)
(A).

     4.8 ABSENCE OF CERTAIN CHANGES. Except as set forth in SCHEDULE 4.8 or as contemplated by this Agreement, since August 31, 2004 there has not been, occurred or arisen and there has been no event which has resulted in, with respect to the Capri Companies:

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

          (a) any declaration, setting aside, or payment of any dividend or other distribution in respect of any equity securities of the Capri Companies or any direct or indirect redemption, purchase or acquisition by any person of any such securities or of any interest in or right to acquire any such securities except as expressly permitted by this Agreement;

          (b) any damage, destruction or loss of any assets, rights or properties of the Capri Companies material to the conduct of the Business (whether or not covered by insurance);

          (c) any incurrence or assumption of any indebtedness for borrowed money or the guaranty by the Capri Companies of any indebtedness or other obligation of another Person other than in the ordinary course of business;

          (d) any assets, rights or properties of the Capri Companies material to the conduct sof the Business being subjected to any Lien other than in the ordinary course of business consistent with past practice;

          (e) the cancellation of any debts to or waiver of any claims or rights of value to the Capri Companies or compromises of accounts receivable other than in the ordinary course of business consistent with past practice;

          (f) the transfer or other disposition of any of the Capri Companies' assets, rights or properties material to the conduct of the Business other than sales of Warehouse Loans in the ordinary course of business consistent with past practice;

          (g) the sale or transfer of the rights to service any mortgage loan, whether or not sold or transferred in connection with the sale of any Warehouse Loan;

          (h) any increase by the Capri Companies in the compensation of any of their respective employees (including any such increase pursuant to any of the Plans), other than increases in the compensation of non-executive employees in the ordinary course of business consistent with past practice;

          (i) the purchase of any properties or assets or the entering into of any contract or commitment, other than in the ordinary course of business consistent with past practice;

          (j) the making of any loan or the extension of any credit, other than the making of Warehouse Loans or Serviced Loans in the ordinary course of business consistent with past practice;

          (k) any payment, loan, advance or capital contribution made by the Capri Companies of any amount to, or the lease by the Capri Companies of any properties or assets to or from, or the entering into of any other agreement or arrangement with, any Related Party;

          (l) any sale, transfer, assignment or conveyance of any property or asset to, or the purchase or acquisition of any property or assets from, or any other transaction or commitment with, any Related Party;

          (m) any reductions in assets under management for, commitments of, or fees payable by, Advisory Clients, or reductions in Promotes;

          (n) any modification to any Investment Advisory Contract which is adverse to the Capri Companies;

          (o) any changes in investment programs offered or marketed by the Capri Companies;

          (p) any withdrawals from Custodial Accounts other than in the ordinary course of business; or

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

          (q) any agreement, commitment or understanding, whether in writing or otherwise, to do any of the foregoing.

     4.9 NO MATERIAL ADVERSE CHANGE. Since December 31, 2003, there has not been any fact, event, change, circumstance or effect that would constitute a Material Adverse Effect.

     4.10 TITLE; LIENS; CONDITION; INTELLECTUAL PROPERTY; ACCOUNTS RECEIVABLE(a) Except as set forth in SCHEDULE 4.10 (A), none of the Capri Companies other than Capri Franklin Park own any real property. SCHEDULE 4.10(A) lists (i) all real property owned, leased or occupied by the Capri Companies or Capri Franklin Park (the "CAPRI REAL PROPERTY"), (ii) all material computer equipment and systems used in the Advisory Business, under the heading "Advisory Business," (iii) all material computer equipment and systems used in the Mortgage Banking Business, under the heading "Mortgage Banking Business," and (iv) all personal property or interests therein owned or leased by the Capri Companies and having a value (individually, or in case of a group of related properties or interests, in the aggregate) in excess of $25,000, and in respect of each of the foregoing (i) through (iv), the description of such property on SCHEDULE 4.10(A) is marked to show whether such property is owned, leased or licensed, and identifies the applicable owner, lessor or licensor.

          (b) All assets,  rights and properties set forth on SCHEDULE  4.10(A),
(i) if indicated on such Schedule as owned by CCLP and/or any of its Subsidiaries are owned thereby free and clear of all Liens, except for CCLP Permitted Liens, except only for certain non-material assets owned by CCA and used in the Mortgage Banking Business on a DE MINIMIS basis, and (ii) if indicated on such Schedule as leased or licensed by CCLP and/or any of its Subsidiaries are leased or licensed thereby. All assets reflected on the CCLP Interim Balance Sheet as owned by CCLP and its Subsidiaries are owned thereby, free and clear of Liens other than CCLP Permitted Liens.

          (c) CCLP and its Subsidiaries own or are licensed to use all Proprietary Rights necessary for the conduct of, and all material Proprietary Rights used in, the Mortgage Banking Business as heretofore conducted, and as presently contemplated. Except as set forth in SCHEDULE 4.10(C), the consummation of the Contemplated Transactions will not alter or impair any such Proprietary Rights; no written claims, or, to the knowledge of the Issuers, non-written claims, have been asserted by any Person objecting to the use of any such Proprietary Rights or challenging or questioning the validity or effectiveness of any such licenses or agreements, and, to the knowledge of the Issuers, there is no valid basis for any such claim; and to the Issuers' knowledge the use of such Proprietary Rights by the Capri Companies does not violate or infringe the rights of any Person. Neither the Capri Companies nor any other Person is in default under any license or other agreement relating to such Proprietary Rights, and, to the knowledge of the Issuers, all such licenses and agreements are valid, enforceable and in full force and effect. SCHEDULE 4.10(C) contains a complete list and description of all such Proprietary Rights registered by CCLP and its Subsidiaries or as to which CCLP and its Subsidiaries have filed an application for registration.

          (d) All assets,  rights and properties set forth on SCHEDULE  4.10(A),
(i) if indicated on such Schedule as owned by CCA and/or any of its Subsidiaries, are owned thereby free and clear of all Liens, except for CCA Permitted Liens, except only for certain non-material assets owned by CCLP and its Subsidiaries and used in the Advisory Business on a DE MINIMIS basis, and
(ii) if indicated on such Schedule as leased or licensed by CCA and/or any of its Subsidiaries, are leased or licensed thereby. All assets reflected on the CCA Interim Balance Sheet as owned by CCA and its Subsidiaries are owned thereby, free and clear of Liens other than CCA Permitted Liens.

          (e) CCA owns or is licensed to use all Proprietary Rights necessary for the conduct of, and all material Proprietary Rights used in, the Advisory Business as heretofore conducted, and as presently contemplated. Except as set forth in SCHEDULE 4.10(E), the consummation of the Contemplated Transactions will not alter or impair any such Proprietary Rights; no written claims, or, to the knowledge of the Issuers, non-written claims, have been asserted by any Person objecting to the use of any such Proprietary Rights or challenging or questioning the validity or effectiveness of any such licenses or agreements, and, to the knowledge of the Issuers, there is no valid basis for any such claim; and to the Issuers' knowledge the use of such Proprietary Rights by the Capri Companies does not violate or infringe the rights of any Person. Neither the Capri Companies nor any other Person is in default under any license or other agreement relating to such Proprietary Rights, and, to the knowledge of the Issuers, all such licenses and agreements are valid, enforceable and in full force and effect. SCHEDULE 4.10(E) contains a complete list and description of all such Proprietary Rights registered by CCA or as to which CCA has filed an application for registration.

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          (f) The furniture, fixtures and equipment owned or leased by the Capri
Companies and material to the conduct of the Business are adequate for the present and contemplated uses to which they are being, or are contemplated to be, put, and none of such furniture, fixtures or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. Except as set forth in SCHEDULE 4.10(F), none of the Capri Companies has been notified in writing or, to the knowledge of the Issuers, orally, that it is in violation of any applicable building, zoning, anti-pollution, health or other law, ordinance or regulation and to the Issuers' knowledge no such violation exists.

          (g) All accounts receivable of the Capri Companies have been earned in the ordinary course of business and, except as set forth on SCHEDULE 4.10(G), are current. Except as set forth on SCHEDULE 4.10(G), all accounts receivable of the Capri Companies are collectible by the Capri Companies in the ordinary course of business within 90 days and without condition or setoff, net of any reserves established therefor on the Interim Balance Sheets, which reserves are adequate and have been calculated consistent with past practice.

     4.11 CAPRI REAL PROPERTY. Except as set forth in SCHEDULE 4.10(A), Capri Franklin Park has good and marketable title in fee simple to the Capri Real Property owned by it, free and clear of all Liens. With respect to each lease or sublease listed on SCHEDULE 4.10(A), the obligations of the Capri Company party thereto and, to the knowledge of the Issuers, the obligations of the other party thereto, are, and following the Closing will continue to be, legal, valid, binding, enforceable and in full force and effect. All of the Capri Real Property owned by Capri Franklin Park is in good and usable condition. None of the Capri Real Property owned by Capri Franklin Park is or will be subject to zoning, use or building code restrictions which would prohibit, and no state of facts exists which would prevent, the continued effective ownership, leasing or use of such real property in the business of Capri Franklin Park as now conducted and proposed to be conducted. The Capri Real Property constitutes all real property which is necessary to the business of the Capri Companies as now conducted and proposed to be conducted.

     4.12 ENVIRONMENTAL MATTERS. To the knowledge of the Issuers:

          (a) The current and past operations of the Capri Companies, including any operations at or from the Capri Real Property or any real property formerly owned, used, leased, occupied, managed or operated by the Capri Companies, Capri Funds or Separate Accounts, are conducted and have at all times been conducted in material compliance with all applicable Environmental Laws, and in a manner that is not reasonably likely to result in the imposition of an Environmental Liability on the present or former owner, manager, or operator of such Capri
Real Property or any real property formerly owned, used, leased, occupied, managed or operated by the Capri Companies, Capri Funds or Separate Accounts.

          (b) None of the Capri Real Property nor any real property formerly owned, used, leased, occupied, managed or operated by the Capri Companies, Capri Funds or Separate Accounts, is listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 et seq., or any similar inventory of sites requiring investigation or remediation maintained by any state or locality. None of the Capri Companies has received any notice from any governmental entity or other person or entity of any actual or threatened Environmental Liabilities or obligation to investigate, take corrective action, remediate or monitor with respect to the Capri Real Property or any real property formerly owned, used, leased, occupied, managed or operated by the Capri Companies, Capri Funds or Separate Accounts, which notice remains outstanding and unresolved.

          (c) There are no underground storage tanks or Hazardous Substances (other than Hazardous Substances stored and maintained in accordance and compliance with all applicable Environmental Laws for use in the ordinary course of business of the Capri Companies) in, on, over, under or at any of the Capri Real Property or any property owned by a Capri Fund or Separate Account.

          (d) There are no conditions existing at the Capri Real Property or any property owned by a Capri Fund or Separate Account that require, or which with the giving of notice may require remedial or corrective action, removal or closure pursuant to the Environmental Laws.

          (e) Each of the Capri Companies, Capri Funds and Separate Accounts has all the material permits necessary for the conduct of the Business and for the

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operations  on, in or at the  Capri  Real  Property  which  are  required  under applicable Environmental Laws (the "ENVIRONMENTAL PERMITS") and is in material compliance with the terms and conditions of all such Environmental Permits and after consummation of the Contemplated Transactions the Capri Companies will
remain  capable  of  continued  operation   consistent  with  past  practice  in
compliance with the Environmental Permits and applicable Environmental Laws.

          (f) The Capri Companies have provided to the Lender all material environmental reports, assessments, audits, studies, investigations, data and other written environmental information in its custody or possession concerning the Capri Companies and the Capri Real Property or any real property currently or formerly owned, used, leased, occupied, managed or operated by the Capri Companies, Capri Funds or Separate Accounts.

          (g) None of the Capri Companies, Capri Funds or Separate Accounts has contractually, or by operation of law, assumed or succeeded to any Environmental Liabilities of any predecessors or any other person or entity.

     4.13 LITIGATION. Except as set forth in SCHEDULE 4.13, there is no action, suit, inquiry, proceeding or investigation by or before any court or Regulatory Body pending or, to the knowledge of the Issuers, threatened (i) against or involving any of the Capri Parties, any Capri Fund or Separate Account, or (ii) which questions or challenges the validity of this Agreement or the Contemplated Transactions, or any action taken or to be taken by the Capri Parties pursuant to this Agreement or in connection with the Contemplated Transactions. Except as set forth in SCHEDULE 4.13, the Capri Parties have not received any written notice or, to the knowledge of the Issuer, any non-written notice, of any event or occurrence which could result in any such action, suit, inquiry, proceeding or investigation nor is there any valid basis for such action, suit, inquiry, proceeding or investigation. Except as described in SCHEDULE 4.13, none of the foregoing if adversely determined would impair the right or ability of the Capri Companies, the Capri Funds or the Separate Accounts to carry on the Business after the Closing or after the exercise by the Investor of the Options, or would adversely affect the Business and condition of the Capri Companies or of any Capri Fund or Separate Account. Except as set forth in SCHEDULE 4.13, none of the Capri Companies, nor the Capri Principals in connection with the Business, are subject to any judgment, order or decree.

     4.14 TAXES.

          (a) The Capri Companies have filed or will file within the time prescribed by law all federal income Tax Returns and all other material Tax Returns required to be filed on or prior to the Closing Date with respect to the Capri Companies with the appropriate governmental authorities in all jurisdictions in which such Tax Returns are required to be filed. All such Tax Returns are or will be true, correct and complete in all material respects. True and complete copies of all such Tax Returns for taxable periods ending on or after December 31, 2001 have been delivered to the Investor. Copies of any Tax Returns for periods which include the Closing Date, but which are due thereafter, shall be furnished to the Investor by the Capri Companies at least 30 days prior to the filing thereof for the Investor's review. Any such Tax Returns shall be prepared in a manner that, to the extent consistent with applicable laws and regulations, is consistent with the positions taken and accounting methods employed by the Capri Companies prior to the Closing Date. All material Taxes required to be paid by the Capri Companies have been timely paid in full to the appropriate governmental authorities, and the Balance Sheets and the Interim Balance Sheets reflect adequate reserves for the amount of any accrued but unpaid Taxes. All material Taxes required to be collected or withheld by the Capri Companies have been timely collected or withheld and any such amounts required to be remitted to any taxing authority have been timely remitted.

          (b) None of the Capri Companies has obtained an extension for the filing of any Tax Return, which Tax Return has not yet been filed, or consented to any extension of any applicable statute of limitations in connection with the filing of any Tax Returns or the payment of the Taxes claimed due. None of the Capri Companies has received any written notice, or to the knowledge of the Issuers, any oral notice of any failure to file any Tax Return or failure to pay any Taxes. None of the Issuers is the subject of any Tax audit or examination that is pending or, to the knowledge of the Issuers, threatened in writing, nor is a party to any proceeding or inquiry by any governmental authority relating to the assessment or the collection of Taxes, nor has any material claim relating to the assessment or the collection of Taxes been asserted in writing or, to the knowledge of the Issuers, otherwise against any of the Capri Companies. There are no liens for Taxes that are due and unpaid on any of the Capri Companies' assets. The Tax Returns filed by the Capri Companies have not been audited by the relevant tax authority for any fiscal year ended on or after December 31, 2001, which are the only fiscal years which are open and subject to audit or for which the statute of limitations for claims for tax deficiencies have not yet expired. None of the Capri Companies has ever been included in any consolidated or combined tax return with any other entity or is a party to any tax allocation, tax sharing or tax indemnification agreement. There are no tax rulings, requests for rulings or closing agreements relating to the Capri Companies that could affect their liability for Taxes for any period after the Closing Date. None of the Capri Companies will be required to include in the gross income of a taxable period ending after the Closing Date income or gain attributable to a prior taxable period that was not recognized in that prior taxable period as a result of the installment method, the completed contract method, the cash method of accounting or a change of accounting method. None of the Capri Companies (other than CPC and CAI) has (i) filed an election to be treated as an electing large partnership within the meaning of Section 775 of the Code; (ii) filed an election to be treated as a corporation within the meaning of Section 7701 of the Code and the Treasury Regulations; and (iii) taken any actions that would cause it to be treated as a publicly traded partnership taxable as a corporation within the meaning of Section 7704 of the Code.

     4.15 CONTRACTS AND COMMITMENTS. SCHEDULE 4.15 contains a true, complete and accurate list of all material contracts, agreements, understandings, commitments and other obligations (whether written or oral) to which the Capri Companies are a party or by which any of the assets, rights or properties material to the conduct of the Business are bound, including without limitation all of the contracts, agreements, understandings, commitments and other obligations listed below, other than (1) commitments, loan and security documents and other customary closing documents relating to Warehouse Loans or Serviced Loans, provided that such commitments or documents do not contain any burdensome obligation on the part of the Capri Companies not customarily included in such commitments or documents, and do not include any commitments outside of the ordinary course of business with respect to the origination or purchase of future mortgage loans or the terms on which such future mortgage loans are made or purchased, and (2) leases, subleases or rental or use agreements, contracts, commitments, covenants or obligations (A) involving payments to or from the Capri Companies of less than $25,000, (B) not containing any burdensome obligations on the part of the Capri Companies not customarily included in agreements of similar nature, (C) that by their respective terms expire or terminate or are terminable by the Capri Companies, without penalty, premium or other liability within forty-five (45) days, and (D) not described in clauses
(b) through (l) below and, except as set forth in SCHEDULE 4.15, true, complete and correct copies of each contract, agreement, understanding, commitment and other obligation listed in SCHEDULE 4.15 have previously been delivered by the Capri Companies to the Investor:

          (a) all leases, subleases or rental or use agreements, contracts, commitments, covenants or obligations;

          (b) any contracts, agreements, commitments or other obligations with officers, employees, agents, consultants or advisors;

          (c) indentures, notes, loans, letters of credit or credit agreements or other contracts, agreements, commitments or other obligations with respect to Indebtedness; any guarantee of, or contract, agreement, commitment or obligation to acquire any Indebtedness of others; and any other contract, agreement, commitment or other obligation under which the Capri Companies has any obligations or liabilities (whether absolute, accrued, contingent or otherwise) as guarantor, surety, co-signer, endorser, co-maker or indemnitor in respect of the obligation of any Person;

          (d) any security agreement, mortgage or other contract, agreement, commitment or obligation that creates or may create a Lien on any of the assets, rights or properties material to the conduct of the Business;

          (e) any outstanding agreement, contract, commitment or obligation as to loans, advances or capital contributions made, or to be made, by the Capri Companies to any Person;

          (f) contracts, agreements, commitments or other obligations with any Person containing any provision or covenant limiting the ability of the Capri Companies to engage in any line of business or to compete with or to obtain products or services from any Person or limiting the ability of any Person to compete with or to provide products or services to, or obtain products or services from, the Capri Companies;

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
s
          (g) agreements relating to the purchase, sale, origination or servicing of any mortgage loans, or agreements which require the payment of a commission or other payment in connection with the purchase, sale or origination of any mortgage loan and any other agreement or arrangement with a Mortgage Loan Investor or relating to a Serviced Loan or a Warehouse Loan;

          (h) agreements with Advisory Clients;

          (i) agreements under which any Person provides services to any Advisory Clients (or Capri Fund or Separate Account) in connection with any investments made or acquired under Investment Advisory Contracts, under which there are any limits on the Capri Companies' right or ability to terminate such agreements;

          (j) agreements pursuant to which any Person is entitled to commissions or fees in connection with referring or bringing Advisory Clients or Investment Advisory Contracts to the Capri Companies;

          (k) any compensating balance agreements or arrangements with any bank or lender; and

          (l) all other contracts, agreements, commitments, or other obligations
(i) outside of the ordinary course of business or (ii) whether or not made in the ordinary course of business, which are material to the Capri Companies.

The documents listed on SCHEDULE 4.15 are set forth separately for each of the Capri Companies.

     4.16 INVESTMENT ADVISORY CONTRACTS AND PROGRAMS(a) The names, addresses, amounts under management, commitments and fee arrangements (including specific identification of all Promotes, the manner in which they will be determined and paid, and any conditions to such payment and/or events causing a termination of such payment) of all parties to the Investment Advisory Contracts in effect as of the date of this Agreement are listed on Part A of SCHEDULE 4.16(A), all of such Investment Advisory Contracts relate to Capri Funds or Separate Accounts set forth on SCHEDULE 4.18, and except for such Investment Advisory Contracts, none of the Capri Companies is party to any agreement or arrangement with any Person relating to the provision of investment advisory services. Except as set forth on Part B of SCHEDULE 4.16(A), as of the date hereof, none of such parties has advised CCA in writing, or, to the knowledge of the Issuers, orally, (x) of its intent to reduce the assets under CCA's management, to reduce its commitments to make or acquire investments pursuant to Investment Advisory Contracts or to terminate its Investment Advisory Contract, nor is CCA aware of any condition or circumstances reasonably likely to result in any such reduction or termination, or (y) of any, or its intent to effect any, modifications of fee arrangements, investment objectives or parameters, or terms of any Investment Advisory Contract. Assuming due authorization and execution by the respective clients party thereto, each of such Investment Advisory Contracts is valid, binding and enforceable in accordance with its terms. No Investment Advisory Contract will be terminated by the execution and delivery of this Agreement and by the consummation of the Contemplated Transactions except for those Investment Advisory Contracts for which a consent set forth on SCHEDULE 4.4(A) has not been obtained. There have been previously furnished to the Investor true and correct copies of each Investment Advisory Contract. CCA is not in default nor does it have knowledge of any fact or event which with or without notice and/or the lapse of time would constitute a default by CCA under any Investment Advisory Contract.

          (b) SCHEDULE 4.16(B) sets forth a true and complete list of all investment programs currently being offered or marketed by the Capri Companies, and identifies (including by date of distribution) all offering memoranda and other documents setting forth the terms of such investment programs. The terms of all such investment programs are as set forth in the offering memoranda and other documents identified on SCHEDULE 4.16(B), true and complete copies of which have been delivered to the Investor.

     4.17 INVESTMENT ADVISOR GOVERNMENTAL REGISTRATION.

          (a) Each of CCA, CCLP and CCM is duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "ADVISERS ACT"), and under applicable state statutes, and has been so registered during all periods when required to be so registered pursuant to the Advisers Act

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

and/or applicable state statutes. SCHEDULE 4.17(A) hereto lists the states in which each of CCA, CCLP and CCM is so registered and the corresponding dates of initial registration.

          (b) The Issuers have delivered to the Investor a true and complete conformed copy of the current Forms ADV filed by each of CCA, CCLP and CCM with the SEC, and CCA, CCLP and CCM will make available for inspection by the Investor all state registration forms and all reports required to be kept by them since December 31, 1999 by the Advisers Act, the rules promulgated thereunder and similar state statutes where any of them is so registered. The information contained in such forms and reports was true and complete at the time of filing, and all amendments or supplements thereto required to have been filed, have been filed and none of such forms and reports (and amendments and supplements thereto), contained any untrue statement of material fact or omitted to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading.

          (c) CCA, CCLP and CCM have delivered to the Investor true and complete copies of all Forms ADV part 2, brochures and written disclosure statements used by them to comply with Rule 204-3 under the Advisers Act. The information contained in such forms, brochures and written disclosure statements did not contain any untrue statement of material fact or omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements therein not misleading.

          (d) None of the Capri Parties or, to the Issuers' knowledge, any Capri Fund, or other Person "associated" (as defined under the Advisers Act) with the Capri Parties, has been convicted of any crime or is or has been subject to any disqualification that would be a basis for denial, suspension or revocation of registration of an investment adviser under Section 203(r) of the Advisers Act or Rule 206(4)-4(b) thereunder, and to the knowledge of Issuers there is no basis for, or proceeding or investigation that is reasonably likely to become the basis for, any such disqualification, denial, suspension or revocation.

          (e) None of the Capri Companies, nor any entity established pursuant to any Investment Advisory Contract, is an "investment company" within the meaning of the Investment Company Act.

          (f) Except as set forth in SCHEDULE 4.17(F) hereto and except for remuneration paid to officers, directors, members and employees of CCA, CCLP and CCM, none of them within the past five years has paid, or currently is paying or has an obligation to pay in the future (including obligations of officers, directors, members and employees thereof), any cash fee with respect to solicitation activities, capital contributions or assets under management of Advisory Clients, directly or indirectly to any Person who directly or indirectly solicits any client for or refers any client to any of them. Copies of any written agreements with respect to solicitation activities or such capital contributions or assets under management to which CCA, CCLP or CCM (or any officers, directors, members or employees thereof) is a party are annexed to such Schedule.

          (g) Except as set forth in SCHEDULE 4.17(G), each of the Capri Companies either: (i) has not been audited or investigated by the SEC, (ii) has been audited by the SEC and no unfavorable comments were received or (iii) has been audited by the SEC and unfavorable comments have been fully addressed by such Capri Company.

          (h) Except as set forth in SCHEDULE 4.17(H) hereto, none of the Capri Companies has received any written complaints of customers. The Capri Companies will make available for inspection by the Investor all such written complaints.

     4.18 CAPRI FUNDS.

          (a) SCHEDULE 4.18(A) sets forth a true and complete list of all Capri Funds and Separate Accounts existing or being marketed or sold as of the date of this Agreement.

          (b) Each Capri Fund is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full

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

power, right and authority to own its properties and to carry on its business as it is now conducted, and is qualified to do business in each jurisdiction where it is required to be so qualified under applicable law.

          (c) All outstanding membership interests, partnership interests, shares or other equity interests in each Capri Fund were offered and sold pursuant to exemption from registration under the Securities Act.

          (d) No offering memorandum or other offering materials in respect of any Capri Fund contained, as of its date, any untrue statement of a material fact or omitted to state a material fact required to be stated therein in order to make the statements therein not misleading or is subject to any stop order or similar order restricting its use.

          (e) Each Capri Fund is currently operating, and since October 5, 2000 has operated, and, to the knowledge of the Issuers, at all times prior to October 5, 2000 has operated, in compliance in all material respects with the Advisers Act, the Securities Act and the Investment Company Act, and in compliance with all other laws, rules, regulations and orders applicable to it or its business, except to the extent that such non-compliance would not result in a Material Adverse Effect, and each of the Capri Funds is exempt from registration as an investment company under the Investment Company Act.

          (f) The Capri Companies have delivered to the Investor true, complete and correct copies of each of the Organizational Documents of each Capri Fund and the offering memorandum and other offering materials in respect of each Capri Fund, and such offering materials respectively set forth the investment objectives and policies, fees and other material terms relating to the Capri Funds.

          (g) Each Investment made on behalf of each of the Capri Funds and Separate Accounts complied in all material respects when made with, and is in compliance in all material respects with, all applicable Legal Requirements, and, to the extent evidenced by an agreement, is (subject to due authorization by the issuer and assuming that the party executing and delivering the documents relating to the Investment on behalf of the issuer was duly authorized to do so) valid, binding and enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other laws from time to time in effect and affecting the enforcement of creditors rights generally, and (ii) the power of a court to grant specific performance or any other similar remedy, and there are no defenses, setoffs or counterclaims with respect thereto.

          (h) None of the Capri Funds or Separate Accounts (or any Capri Company on behalf thereof) have acquired or committed to acquire any Investments in violation of any provisions of their respective offering documents, Organizational Documents or Investment Advisory Contracts, or investment policies or programs of the Capri Companies.

          (i) Each Investment made on behalf of each of the Capri Funds and Separate Accounts has been made pursuant to customary documentation, on customary and commercially reasonable terms, and all steps have been taken to perfect any Liens on material collateral securing any such Investment which is a loan, and all commercially reasonable steps have been taken to perfect any Liens on non-material collateral securing any such Investment which is a loan.

          (j) CCA and its Subsidiaries have provided investment advisory services to each of the Capri Funds and Separate Accounts consistent with the Investment Advisory Contracts and their obligations as fiduciaries.

          (k) Since December 31, 2003,  except as set forth in SCHEDULE 4.18(K),
(i) there has been no material change in the investment objectives and policies, investment parameters or fees of any Capri Fund or Separate Account; (ii) no Capri Fund or Separate Account (or any Capri Company on behalf thereof) has sold any of its properties or assets or offered for sale or proposed to offer for sale any of its assets or properties or entered into agreement with respect to any of the foregoing; (iii) no Capri Fund or Separate Account (or any Capri Company on behalf thereof) has entered into any agreement or transaction outside of the ordinary course of its business; and (iv) there has been no material adverse change in assets, liabilities, business or prospects of any of the Capri

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

Funds or Separate Accounts (other than solely as a result of the reduction in assets resulting from a sale of an Investment), and to the Issuer's knowledge there are no events or circumstances reasonably likely to result in any such material adverse change; and no defaults or events of default exist with respect to any loans held by any Capri Fund or Separate Account.

          (l) The Capri Companies have delivered to the Investor true and correct copies of all material correspondence between Capri Parties and Advisory Clients. Except as set forth in SCHEDULE 4.18(L), the Capri Companies have not received any written complaints, claims or threatened claims, or, to the knowledge of the Issuers, any non-written complaints, claims or threatened claims, from any Advisory Clients.

          (m) The properties owned by, or subject to loans made by each of the Capri Funds and each Separate Account (or by any Capri Company on behalf thereof) are covered by policies of hazard, builders' risk, all risk property and flood insurance customarily maintained in the jurisdiction where the property is located and meeting all requirements of applicable investment guidelines or policies, the documents evidencing all loans secured by such property and all applicable laws, and each such policy is in full force and effect, and all amounts due and payable on or prior to the Closing Date under each such policy have been, or will be, paid prior to the Closing Date. To the knowledge of the Issuers there are no, and none of the Capri Parties has received any written notice, or, to the knowledge of the Issuers, any non-written notice, of any uninsured casualty losses to such properties where coinsurance has been, or the Capri Parties have reason to believe will be, claimed by the applicable insurance carrier or where the loss, exclusive of contents, is greater than the net recovery from such casualty insurance carrier.

          (n) The Capri Parties have made available to the Investor complete and accurate copies of all material documents and agreements relating to Investments made by Capri Funds and Separate Accounts (or by any Capri Company on behalf thereof).

     4.19 INVESTMENT PERFORMANCE. The Issuers have made available to the Investor all quarterly investment performance information that the Capri Companies delivered to any Advisory Client since January 1, 2003. To the knowledge of the Issuers, all such performance information was prepared on a consistent basis in accordance with the standards for investment performance presentation established by the Association of Investment Management and Research (to the extent such standards were in effect at the time such information was prepared). All investment performance information which has been given by the Capri Companies to Advisory Clients was true and correct in all material respects.

     4.20 STATUS OF AGREEMENTS.

          (a) All contracts, agreements, commitments, obligations, plans, leases, policies and licenses to which the Capri Companies are a party required to be listed in SCHEDULE 4.15 are valid and binding agreements and are in full force and effect (assuming due authorization and execution by the other party thereto); there are no existing defaults (or events which, with notice or lapse of time or both, would constitute a default) by the Capri Companies, or to the knowledge of the Issuers, any other party, thereunder.

          (b) The Capri Parties have not received written notice, or, to the knowledge of the Issuers, any non-written notice, of, and to the knowledge of the Issuers there is no contemplated termination of, any (i) of the Capri Companies' agreements or arrangements with any of the Mortgage Loan Investors, except as provided in SCHEDULE 4.20(B), or (ii) mortgage origination or other agreements pursuant to which Persons refer mortgage loans to the Capri Companies or act as brokers in connection with the origination or purchase of mortgage loans by the Capri Companies.

     4.21 INSURANCE. SCHEDULE 4.21 contains a list of (i) all policies of insurance of every kind and nature, including but not limited to, fire, liability, workers' compensation, liability, errors and omissions and other forms of insurance owned or held by or covering the Capri Companies, their operations or all or any portion of the assets, rights or properties material to the conduct of the Business (but excluding insurance policies naming any Capri Company as an insured because it is the mortgagee under a Mortgage Loan) and
(ii) all claims made since January 1, 2003, under all such policies providing liability and errors and omissions insurance. All such policies are in full force and effect (assuming due authorization and execution by the insurer), all premiums with respect thereto covering all periods up to and including the Closing Date have been paid, to the extent due prior to the Closing Date, or

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

accrued on the Capri Companies' financial statements and books and records and no notice of cancellation or termination has been received with respect to any such policy. Such policies provide for coverage which is sufficient for compliance in all material respects with all requirements of law and all agreements to which the Capri Companies are a party, and, to the knowledge of the Issuers, are valid, outstanding and enforceable policies .

     4.22 LABOR RELATIONS(a) SCHEDULE 4.22(A) lists (i) as of the Business Day preceding the date of this Agreement, all non-executive employees of the Capri Companies, and (ii) as of the date of this Agreement, all executive employees of the Capri Companies, in each case, including their current positions and compensation, including the Capri Principals. Except as set forth in SCHEDULE 4.22(A), none of the Capri Companies are obligated under any employment agreement and none of the Capri Companies has indicated to any such employees, whether in writing or orally, that they will be receiving any increases in compensation following the Closing.

          (b) None of the Capri Companies are liable for any severance pay, "change of control" payments or other payments on account of termination of any former employee. Except as set forth on SCHEDULE 4.22(B), neither the execution and delivery of this Agreement nor the consummation of the Contemplated Transactions (either alone or in connection with another event such as an employment termination) will, pursuant to any employment agreement or Company Plan, result in, cause the accelerated vesting, funding or delivery of, or increase in the amount or value of, any payment or benefit to any employee or director of the Capri Companies.

          (c) Except as set forth in SCHEDULE 4.22(C), (i) the Capri Companies are in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and the Capri Companies are not, nor have they been at any time during the three (3) years prior to the date of this Agreement, engaged in any unfair labor practice, (ii) none of the Capri Companies has received any written notice, or, to the knowledge of the Issuers, non-written notice, of any, and to the knowledge of the Issuers there is no, unfair labor practice complaint against the Capri Companies pending before the National Labor Relations Board,
(iii) there is no labor strike, dispute, slowdown or stoppage, actually pending or threatened in writing, or, to the knowledge of the Issuers, threatened orally against or affecting the Capri Companies, (iv) none of the Capri Companies has received any written notice, or, to the knowledge of the Issuers, non-written notice, of any, and to the knowledge of the Issuers there is no, existing labor union representation question respecting the employees of the Capri Companies,
(v) none of the Capri Companies have experienced any strike, work stoppage or other labor difficulty, (vi) to the knowledge of the Issuers the Capri Companies' relations with their employees are satisfactory, and (vii) the Capri Companies are not a party to, or subject to, any collective bargaining agreement, and no collective bargaining agreement relating to employees of the Capri Companies is currently being negotiated.

     4.23 EMPLOYEE BENEFIT PLANS. (a) SCHEDULE 4.23 hereto sets forth a true and complete list of all "employee benefit plans" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and any other bonus, profit-sharing, compensation, pension, severance, deferred compensation, retirement, fringe benefit, insurance, welfare, post-retirement, health, life, stock option, stock ownership, stock purchase, restricted stock, tuition refund, service award, company car, scholarship, relocation, disability, accident, sick, vacation, holiday, termination, unemployment, individual employment, consulting, executive compensation, incentive, commission, payroll, retention, change in control, noncompetition, and any other plans, agreements, programs, practices, policies, trusts, or arrangements (whether written or unwritten, funded or unfunded, insured or self-insured, domestic or foreign (other than any schemes or arrangements mandated by a government outside of the United States)) (1) established, maintained, sponsored, or contributed to (or with respect to which any obligation to contribute has been undertaken) within the last six complete calendar years by the Capri Companies or any entity that would be deemed a "single employer" with any of the Capri Companies under
Section 414(b), (c), (m), or (o) of the Code or Section 4001 of ERISA (an "ERISA AFFILIATE") on behalf of any employee, director, or shareholder of any of the Capri Companies (whether current, former, or retired) or their beneficiaries or
(2) with respect to which any of the Capri Companies or any ERISA Affiliate has or has had any obligation on behalf of any such employee, director, shareholder, or beneficiary (each a "COMPANY PLAN" and, collectively, the "COMPANY PLANS").

          (b) The Capri Companies have performed and complied in all material respects with all of their respective obligations under or with respect to such Company Plans and such Company Plans have operated in all material respects in accordance with their terms and applicable law. The Capri Companies do not have any commitment, whether formal or informal, to create any additional Company Plan.

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

          (c) With respect to each Company Plan, the Capri Companies have delivered or made available to the Investor true and complete copies of the Company Plan (including all amendments thereto) and each of the following, as applicable: (i) each trust or other funding arrangement, investment management agreement, administrative service contract or insurance contract, (ii) each summary plan description and summary of material modifications, (iii) the Form 5500 (including all schedules thereto) for the last three years, and (iv) the most recent determination letter received from the IRS.

          (d) With respect to each of the Company Plans:

               (i) each  Company  Plan that is  intended to be  qualified  under
Section 401(a) of the Code (A) has been timely amended to reflect the changes required by the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), the Department of Labor's final regulations for claims procedures, and the Internal Revenue Service's ("IRS") final regulations for minimum distributions, and (B) is qualified and has received a determination letter, opinion letter, advisory letter or notification letter, as applicable, from the IRS regarding its qualified status under Section 401(a) of the Code for all amendments required prior to EGTRRA, has time remaining to apply under applicable Treasury regulations or IRS pronouncements for a letter and to make any amendments necessary to obtain a favorable letter or, if reliance is permitted under IRS Announcement 2001-77, relies on the favorable opinion letter or advisory letter of the master and prototype or volume submitter plan sponsor of such plan, and nothing has occurred, whether by action or by failure to act, which could reasonably be expected to cause the loss of such qualification or the imposition of any penalty or tax liability;

               (ii) all payments required by any Company Plan or by law (including, without limitation, all contributions, insurance premiums, or intercompany charges) with respect to all periods through the Closing Date shall have been made prior to the Closing Date or provided for by the Capri Companies as applicable, by full accruals as if all targets required by such Company Plan had been or will be met at maximum levels on its financial statements;

               (iii) no prohibited transaction (as defined in Section 406 of ERISA or Section 4975 of the Code) or accumulated funding deficiency (as defined in Section 302 of ERISA or Section 412 of the Code) has occurred or could reasonably be expected to occur with respect to any of the Company Plans;

               (iv) the Capri Companies do not have any current or projected liability in respect of post-employment or post-retirement medical or life benefits for retired or former employees of the Capri Companies, except as required to avoid excise tax under Section 4980B of the Code or to comply with applicable state law;

               (v) no claim, lawsuit or arbitration with respect to the Company Plans is pending or is threatened in writing, or to the knowledge of the Issuers, orally, against the Company Plans (other than routine claims for benefits, and appeals of such claims), any trustee or fiduciaries thereof, any of the Capri Companies, any director, officer, or employee of any thereof, or any of the assets of any trust of the Company Plans;

               (vi) no Company Plan is under audit or, to the Issuers' knowledge, under investigation by the IRS, U.S. Department of Labor, or any other governmental authority and no such completed audit, if any, has resulted in the imposition of any tax or penalty; and

               (vii) with respect to each Company Plan that is funded mostly or partially through an insurance policy, none of the Capri Companies nor any ERISA Affiliate has any liability in the nature of retroactive rate adjustment, loss sharing arrangement or other actual or contingent liability arising wholly or partially out of events occurring on or before the Closing Date.

          (e) The Capri Companies or their ERISA Affiliates have no actual or potential liability with respect to any "multiemployer plan" (within the meaning of Sections 3(37) or 4001(a)(3) of ERISA or Section 4.14(f) of the Code) (each, a "Multiemployer Plan") and have never been required (whether pursuant to a collective bargaining agreement or otherwise) to contribute to any Multiemployer Plan.

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

          (f) No ERISA Affiliate of the Capri Companies has any actual or potential liability under Section 4980B of the Code (or similar provisions of state or local law).

          (g) None of the Capri Companies, nor any of their ERISA Affiliates has ever established, maintained, or contributed to, or had any obligation to establish, maintain or contribute to, any "employee benefit plan" as defined under Section 3(3) of ERISA that would be subject to Title IV of ERISA.

          (h) No Company Plan is or has been subject to the laws of a jurisdiction outside of the United States.

          (i) The consummation of the transactions contemplated by this Agreement will not give rise to any liability for severance pay, unemployment compensation, termination pay, or accelerate the time of payment or vesting or increase the amount of compensation or benefits due to any employee, director, stockholder or other equity holder of any of the Capri Companies (whether current, former, or retired) or their beneficiaries solely by reason of such transactions or by reason of a termination following such transactions, or result in any limitation on the right of the Capri Companies to amend, merge, or terminate any Company Plan or its related trust.

          (j) None of the Capri Companies nor any ERISA Affiliate has any unfunded liabilities pursuant to any Company Plan that is not intended to be qualified under Section 401(a) of the Code and is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, a nonqualified deferred compensation plan or an excess benefit plan.

          (k) No employee of the Capri Companies is covered by a collective bargaining agreement by virtue of his employment by the Capri Companies.

          (l) Each Company Plan that is an employee  welfare  benefit plan under
Section 3(1) of ERISA either (x) is funded through an insurance company contract and is not a "welfare benefit fund" within the meaning of Section 419 of the Code or (y) is unfunded.

          (m) Any individual who performs services for the Company and who is not treated as an employee for federal income tax purposes by the Company is not an employee for any purpose, including, without limitation, for tax withholding purposes or Company Plan purposes.

     4.24 COMPLIANCE WITH LAW; NO LIMITATIONS. (a) SCHEDULE 4.24 is a true and complete list of each material license, permit, order or approval of a Regulatory Body held or obtained by the Capri Parties which is required in connection with the Business, and except as set forth in SCHEDULE 4.24, the consummation of the Contemplated Transactions will not result in the loss or impairment of any of such licenses, permits, orders and approvals. The operations of the Capri Companies during the last three years have been conducted in all material respects in accordance with all applicable laws, regulations and other requirements of all Regulatory Bodies having jurisdiction over the Capri Companies, including, without limitation, all such laws, regulations and requirements relating to antitrust, consumer protection, equal opportunity, health, occupational safety, pension, environmental and securities matters. None of the Capri Parties has received any written notification or, to the knowledge of the Issuers, any non-written notification, within the past two years of any asserted present or past failure of the Capri Parties or any of their respective employees to comply with any such laws, rules, regulations, licenses or approvals. The Capri Parties and each of their respective employees (including the Capri Principals) have all material licenses, permits, orders or approvals from Regulatory Bodies required for the conduct of the Business, and are not in violation of any such license, permit, order or approval. All such licenses, permits, orders and approvals are in full force and effect, and no suspension or cancellation thereof has been threatened in writing, or, to the knowledge of the Issuers, orally. Copies of each license, permit order or approval and copies of all material correspondence during the last three years between Fannie Mae, Freddie Mac and FHA and the Capri Parties have been previously provided to the Investor. Except as set forth on SCHEDULE 4.24, no consent or approval is required from any Regulatory Body which issued such licenses, permits, orders or approvals to permit the Capri Companies to conduct the Business after the Closing in the same manner as the Business was conducted by the Capri Companies prior to the Closing. All consents, filings and authorizations by or with any Regulatory Body necessary with respect to the Contemplated Transactions, or to permit the operation of the Business by the Capri Companies following the Closing substantially in the same manner as the Business was operated prior to the Closing, without any additional conditions,

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

have been obtained or will be sought to be obtained prior to Closing. The Capri Parties have made with the SEC and other Regulatory Bodies all filings required to be made by them during the last three years.

          (b) The licenses, permits, orders and approvals from Freddie Mac and Fannie Mae authorize the Capri Companies to originate, purchase and service all categories of mortgage loans offered by Freddie Mac and Fannie Mae, as applicable, except as set forth on SCHEDULE 4.24. Except as set forth on
SCHEDULE 4.24, and except for limitations generally applicable to entities having such licenses, permits, orders or approvals, there are no limitations on the Capri Companies' authority to originate or service mortgage loans under any of the approvals, permits or licenses listed in SCHEDULE 4.24 or in the states, territories or commonwealths of the United States in which the Capri Companies have the authority to originate mortgage loans, other than limitations generally applicable to all entities which have the authority to originate and service mortgage loans under such approvals, permits or licenses.

          (c) The Capri Companies have during the last three years operated and are currently operating the Advisory Business in compliance in all material respects with the Advisers Act, the Securities Act and the Investment Company Act, and in compliance with all other laws, rules, regulations and orders applicable to it, except to the extent that such non-compliance would not result in a Material Adverse Effect. None of the Capri Parties has breached in any material respect its duties as a fiduciary in the operation of the Advisory Business.

     4.25 RELATED PARTY TRANSACTIONS AND INTERESTS.

          (a) Except as set forth on SCHEDULE 4.25(A), (i) there is no contract, lease, agreement, commitment or transaction between CCLP and its Subsidiaries, on the one hand, and CCA and its Subsidiaries, on the other hand, (ii) no employees of, or service providers to (including without limitation consultants, independent contractors and licensors of software), CCLP and its Subsidiaries provide services to CCA and its Subsidiaries (including CCM), (iii) no employees of, or service providers to (including without limitation consultants, independent contractors and licensors of software), CCA and its Subsidiaries (including CCM) provide services to CCLP and its Subsidiaries and (iv) CCA and its Subsidiaries do not share the use of any facilities, equipment, systems, property or personnel with CCLP and its Subsidiaries. As used in this Section 4.25(a) and Section 4.25(b) below, the term "transaction" includes, but is not limited to, any sale or other transfer of property or assets, the lease or other use of property or assets, the provision of services and the furnishing of personnel, whether or not for consideration.

          (b) Except as set forth on SCHEDULE 4.25(B) there is no contract, lease, agreement, commitment or transaction between the Capri Companies and any Related Party, other than the transactions set forth on SCHEDULE 4.25(A).

          (c) Except as set forth on SCHEDULE 4.25(C), (i) no Related Party (other than the Capri Companies) has any material interest in any property, real or personal, tangible or intangible, including, without limitation, any Proprietary Rights, used in or pertaining to the Business, (ii) no Related Party is indebted to any of the Capri Companies and (iii) none of the Capri Companies is indebted to any Related Party, except for compensation and reimbursements in the ordinary course of business pursuant to employment agreements.

          (d) Except as set forth on SCHEDULE 4.25(D), no Related Party owns any direct or indirect interest of any kind in, or controls or is a director, officer, employee or partner of, or consultant to, or lender to or borrower from, or has the right to participate in the profits of, any person, firm or corporation which is (i) a competitor, supplier, customer, landlord, tenant, creditor or debtor of the Capri Companies, (ii) engaged in the same business as the Business or (iii) participating in any transaction to which the Capri Companies are a party (other than as a stockholder of a corporation listed on a national securities exchange or whose stock is actively traded in the over-the-counter market).

     4.26 MORTGAGE LOANS AND SERVICING.

          (a) APPROVED ISSUER. Finance is qualified and/or authorized by, and is in good standing with, Fannie Mae as an approved DUS seller/servicer, FHLMC as

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

an approved Program Plus seller/servicer and Fannie Mae and Freddie Mac as a seller/servicer of first mortgages to Fannie Mae and Freddie Mac. Associates is qualified and/or authorized by, and is in good standing with, FHA as a mortgagee. Each of Finance and Associates has all other certifications, authorizations, licenses, permits and other approvals necessary to conduct its current business, (except where the failure to have the same would not have any material consequences) and is in good standing under all applicable laws and Mortgage Loan Regulations as a mortgage lender, servicer and issuer. None of the Capri Parties has at any time received any written notice or, to the knowledge of the Issuers, any non-written notice, from any Regulatory Body of pending or threatened actions or investigations which would question the status of Finance or Associates as an approved lender, servicer, or issuer as provided in this
Section 4.26(a). To the knowledge of the Issuers, no event has occurred which, with the passage of time or the giving of notice, or both, would result in the loss by Finance or Associates of its qualification as an approved lender, servicer or issuer as set forth in this Section 4.26(a) or of Finance or Associates or any officer, director or employee thereof as a contractor or as a Person otherwise permitted to transact business with any Regulatory Body with which any Capri Company currently conducts business.

          (b) MORTGAGE BANKING CUSTOMERS. Part A of SCHEDULE 4.26(B) sets forth the Capri Companies' ten (10) largest borrowers (by the amount of borrowing by such borrower and its Affiliates during the twelve (12) months ended August 31,
2004) or purchasers of more than 75% of mortgages or mortgage-backed securities sold by the Capri Companies during the twelve (12) months ended August 31, 2004. Since December 31, 2003, except as set forth on Part B of SCHEDULE 4.26(B), the Capri Companies have not received any written notice, or, to the knowledge of the Issuers, any non-written notice, of any, and there has been no, termination or material reduction in any of such borrowers' (and their Affiliates') borrowings or such purchasers' purchases from the Capri Companies and the Capri Companies have not received any communication or other information (whether written or, to the knowledge of the Issuers, oral) that would lead a reasonable person to conclude that such borrowers (and their Affiliates) or purchasers will, or are reasonably likely to, terminate or materially reduce any of their borrowings or purchases.

          (c) MORTGAGE SERVICING AGREEMENTS. SCHEDULE 4.26(C) sets forth a true and complete list of each Mortgage Servicing Agreement to which any of the Capri Companies is a party, listing for each of them the date thereof, the parties thereto, the applicable Mortgage Loan Investor's name, the territory in which such Mortgage Loan Investor is authorized to do business, and the aggregate principal amount and number of Mortgage Loans subject to such Mortgage Servicing Agreement.

          (d) SERVICED LOANS.

               (i) SCHEDULE 4.26(D)(I) hereto contains a list as of December 31, 2004 of the Serviced Loans, including a statement of the program under which the Serviced Loan was originated, as well as: (A) the Mortgage Loan Investor; (B) the applicable Mortgage Servicing Agreement, (C) the aggregate unpaid principal balance; (C) the aggregate balance of the tax and insurance Custodial Accounts maintained; (E) the interest rate; (F) the maturity date; (G) the annual servicing fee rate; and (H) each Serviced Loan past due by more than 30 days and the number of days that such Serviced Loan is past due. Except as set forth on
SCHEDULE 4.26(D)(I), to the knowledge of the Issuers there are no monetary or other material defaults under the Mortgage Loan Documents pertaining to Serviced Loans.

               (ii) The Capri Companies have the exclusive right to service or sub-service, as the case may be, each of the Serviced Loans pursuant to the terms of the Mortgage Servicing Agreements related thereto.

               (iii) The Capri  Companies are, and through the Closing Date will be, and, to the knowledge of the Issuers, each Prior Servicer during the period of its activities thereunder was, in compliance in all material respects with each of its responsibilities, duties and obligations under the Mortgage Servicing Agreements, including without limitation the diligent collection of, and accounting for, and the proper and timely disbursement of, principal, interest and impounds for taxes, assessments and insurance, the proper depositing and withdrawal of such payments and disbursements in and from the appropriate accounts and the proper calculation of interest and other amounts due on all such Serviced Loans and changes therein as required thereby.

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

               (iv) The Capri Parties have not received any written notice or, to the knowledge of the Issuers, any non-written notice, of any contemplated termination or cancellation, and are not aware of any facts or circumstances likely to result in, the termination or cancellation of any of the Capri Companies' Mortgage Servicing Agreements or the Capri Companies' servicing of any of the Serviced Loans. Except as set forth on Part A of SCHEDULE 4.26(D)(IV) hereto, the Capri Companies have not received any written notice or, to the knowledge of the Issuers, any non-written notice or other communication indicating that any of the Serviced Loans are reasonably likely to be prepaid or refinanced. The Capri Companies maintain a watch list of Serviced Loans which meet the criteria set forth in Part B of SCHEDULE 4.26(D)(IV). Part C of
SCHEDULE 4.26(D)(IV) also sets forth the Serviced Loans which meet such criteria.

               (v) Except as set forth on SCHEDULE 4.26(D)(V) and except as permitted by written waivers from the applicable Mortgage Loan Investor, all the Serviced Loans made or committed since January 1, 2004 were made in the ordinary course of business consistent with past practice and were made in substantial compliance with the underwriting and other criteria applicable to the program under which each such Serviced Loan was originated, and other criteria applicable to the mortgage loans originated by the Capri Companies prior to such date.

          (e) WAREHOUSE LOANS.

               (i) SCHEDULE 4.26(E)(I) contains a true and accurate list of all Warehouse Loans owned by the Capri Companies as of December 31, 2004, and all of the commitments by any of the Capri Companies to make mortgage loans which, if closed on or prior to the date of this Agreement, would be Warehouse Loans, including a statement of the program under which the Warehouse Loan was (or will be, in the case of such commitments) originated, as well as: (A) the Mortgage Loan Investor; (B) the applicable Mortgage Servicing Agreement; (C) the aggregate unpaid principal balance; (D) the aggregate balance of the tax and insurance Custodial Accounts maintained; (E) the coupon rate; (F) the maturity;
(G) the annual servicing fee rate; and (H) each Warehouse Loan past due by more than 30 days and the number of days that such Warehouse Loan is past due. Except as set forth on SCHEDULE 4.26(E)(I), to the knowledge of the Issuers there are no monetary or other material defaults under the Mortgage Loan Documents pertaining to Warehouse Loans.

               (ii) Except as disclosed on SCHEDULE 4.26(E)(II), and for agreements with Mortgage Loan Investors with respect to the sale of Warehouse Loans, Finance has good record title to, and is the sole owner and holder of legal title to, each of the Warehouse Loans, free and clear of all Liens, and no other Person has any interest in the Warehouse Loans, in each case other than the Warehouse Lender.

               (iii) Each Warehouse Loan is (and each mortgage loan to be made pursuant to a commitment by any Capri Company to make a mortgage loan which, if it had been closed as of the date hereof, would be a Warehouse Loan will be, at the closing of such mortgage loan) eligible for sale under the terms of the government program or other agreement or arrangement with a Mortgage Loan Investor pursuant to which it was or will be originated and pursuant to any agreement to which the Capri Companies are a party relating thereto. With respect to each Warehouse Loan and each mortgage loan to be made pursuant to a commitment by any Capri Company to make a mortgage loan which, if it had been closed as of the date hereof, would be a Warehouse Loan, the Capri Companies have entered into an agreement with a Mortgage Loan Investor to acquire such mortgage loan on the terms set forth in such mortgage loan or commitment therefor for a purchase price not less than par and otherwise on customary terms for an acquisition of such mortgage loan by such Mortgage Loan Investor. The Capri Companies maintain a watch list of Warehouse Loans which meet the criteria set forth in Part A of SCHEDULE 4.26(E)(III). Part B of SCHEDULE 4.26(E)(III) also sets forth the Warehouse Loans which meet such criteria.

               (iv) Except as set forth in SCHEDULE 4.26(E)(IV), and except for each mortgage loan to be made pursuant to a commitment by any Capri Company to make a mortgage loan which, if it had been closed as of the date hereof, would be a Warehouse Loan, none of the Capri Companies are obligated to make any future advances under any mortgage loan. None of the Warehouse Loans listed on
SCHEDULE 4.26(E)(IV) has been originated more than sixty days prior to the date of this Agreement.

               (v) The Capri Parties have not received any written notice, or, to the knowledge of the Issuers, any non-written notice, of the termination or

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

cancellation of any of the Capri Companies' Mortgage Servicing Agreements or servicing of any of the Warehouse Loans, and none of the Capri Parties are aware of any facts or circumstances likely to result in any Warehouse Loan not being purchased in the ordinary course of business, or in the termination or cancellation of any of the Capri Companies' Mortgage Servicing Agreements or servicing of any of the Warehouse Loans. Except as set forth on SCHEDULE 4.26(E)(V) hereto, none of the Capri Companies has received any written notice, or, to the knowledge of the Issuers, any non-written notice, or other communication indicating that any of the Warehouse Loans is reasonably likely to be prepaid or refinanced.

               (vi) Except as set forth on SCHEDULE 4.26(E)(VI) and except as permitted by written waivers from the applicable Mortgage Loan Investor, all of the Warehouse Loans were, and all of the mortgage loans to be made pursuant to commitments by any of the Capri Companies to make mortgage loans which, if closed on or prior to the date of this Agreement, would be Warehouse Loans, will be, made in the ordinary course of business consistent with past practice and were (or will be, in the case of mortgage loans to be made pursuant to such commitments) made in substantial compliance with the underwriting and other criteria applicable to the program under which each such Warehouse Loan was (or will be, in the case of mortgage loans to be made pursuant to such commitments) originated and other criteria applicable to the mortgage loans originated by the Capri Companies prior to such date.

               (vii) SCHEDULE 4.26(E)(VII) contains a true and accurate list of all Committed Loans existing as of the date of this Agreement.

          (f) VALIDITY; ENFORCEABILITY. Except as set forth in SCHEDULE 4.26(F) hereto (subject to due authorization by the borrower and assuming that the party executing and delivering the Warehouse Loan or Serviced Loan on behalf of the borrower was duly authorized to do so) the Mortgage Loan Documents executed by the Issuer or any other Person in connection with each of the Serviced Loans and, to the extent applicable, each of the Warehouse Loans, is valid, binding and enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, reorganization, insolvency, moratorium or other laws from time to time in effect and affecting the enforcement of creditors rights generally, and (ii) the power of a court to grant specific performance or any other similar remedy, and there are no defenses, setoffs or counterclaims with respect thereto.

          (g) OWNERSHIP OF SERVICING RIGHTS. The entire right, title and interest in and to the Servicing Rights in respect of each Mortgage Loan in the Servicing Rights Portfolio, and the sole right to service or sub-service each such Mortgage Loan, subject to the applicable Mortgage Servicing Agreement, is owned by Finance or Associates, free and clear of all Liens other than Permitted Liens.

          (h) COMPLIANCE. Except as set forth in SCHEDULE 4.26(H) hereto and except as permitted by written waivers from the applicable Mortgage Loan Investor, each Serviced Loan and, to the extent applicable, each Warehouse Loan (and the Mortgage Loan Documents and Mortgage Loan Files related thereto) is and has been, and all of the mortgage loans to be made pursuant to commitments by any of the Capri Companies to make mortgage loans which, if closed on or prior to the date of this Agreement, would be Warehouse Loans, will be, at the closing of such mortgage loan, originated, sold and serviced in all material respects in compliance with (i) all Mortgage Loan Regulations; (ii) all applicable federal and state laws, including, without limitation, the requirements of FHA, HUD, Fannie Mae, Freddie Mac and GNMA applicable to loans originated or sold under any of their programs, the Federal Truth-in-Lending Act of 1968, as amended, and Regulation Z thereunder, the Federal Fair Credit Reporting Act, the Federal Equal Credit Opportunity Act, the Federal Real Estate Settlement Procedures Act of 1974, as amended, and Regulation X thereunder, and all applicable usury and interest limitations laws and all applicable agreements between the Capri Companies and a Regulatory Body or a Mortgage Loan Investor, as applicable and
(iii) the terms of any and all applicable Sales Agreements or Mortgage Servicing Agreements.

          (i) PROPER SERVICING. Neither Finance, Associates nor any of the other Capri Parties has received any written notice or, to the knowledge of the Issuers any non-written notice, of a servicing impropriety for any Mortgage Loan in the Servicing Rights Portfolio, and each Mortgage Loan serviced or sub-serviced by Finance has been properly serviced or sub-serviced and accounted for in accordance with the applicable Mortgage Servicing Agreement. All amounts payable in respect of a Mortgage Note, Mortgage, or the property covered by a Mortgage which Finance is responsible for paying, directing or on behalf of a mortgagor, have been paid when due and payable. All pools for which Finance is responsible are in substantial compliance with all applicable Mortgage Loan Investor Requirements.

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

          (j) SERVICING AUDITS AND INQUIRIES. SCHEDULE 4.26(J) contains a list of audits, inquiries and investigations which were, to the knowledge of the Issuers, commenced since January 1, 1998 by any Regulatory Body, Mortgage Loan Investor or insurance provider, and which (i) claimed a failure to comply with applicable laws or Mortgage Loan Regulations, (ii) resulted in a request for the repurchase of any Mortgage Loans or indemnification in connection with any Mortgage Loans, (iii) resulted in rescission of an insurance or guaranty contract or agreement, or (iv) resulted in the imposition of any penalty. The Capri Companies have delivered to the Investor copies of all written reports or materials received in connection with all such audits, inquiries or investigations.

          (k) ORIGINAL TERMS UNMODIFIED. The terms of each Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any material respect from the date of their origination except by a written instrument, which written instrument has been recorded if recordation is necessary to protect the interests of the owner thereof. The substance of any such waiver, alteration or modification has been communicated to and approved in writing by: (i) the relevant Mortgage Loan Investor, to the extent required by the relevant Mortgage Loan Investor Requirements; and (ii) the title insurer, to the extent required by the relevant policies and its terms are reflected in the Mortgage Loan Documents or the applicable Mortgage Loan Files. Except as authorized by the applicable Mortgage Loan Investor or the applicable agreement of Finance or Associates with such Mortgage Loan Investor, neither Finance nor Associates has:
(i) subordinated the Lien on any Mortgage Loan to any other Lien or given any other Lien of equal priority with the Lien on a Mortgage Loan secured by any of the Mortgage Loan Collateral; or (ii) executed any instrument of release, cancellation or satisfaction with, in whole or in part, respect to any Mortgage Loan.

          (l) LOANS TO AFFILIATES. Except as previously disclosed in writing to the Investor, neither Finance nor Associates has any Mortgage Loans, leases or other extensions of credit outstanding, or commitments to make any loans, leases or other extensions of credit to any Affiliates thereof which are not on substantially the same terms (including interest rates, repayment terms and collateral) as would be available for comparable transactions with Persons of similar creditworthiness who are not Affiliates thereof.

          (m) NO RESTRICTIONS ON TRANSFER; MARKETABLE MORTGAGE LOANS. Except as set forth on SCHEDULE 4.26(M), the Mortgage Loans and Finance's and Associate's Investments are not subject to any restrictions, contractual, statutory or other, that would impair the ability of the entity holding such investment to dispose freely of any such Investments at any time, except (i) restrictions contained in the Mortgage Servicing Agreements, (ii) restrictions on the public distribution or transfer of any such investments under federal or state securities laws (and the regulations thereunder) and (iii) pledges or security interests given in connection with government deposits.

          (n) CUSTODIAL ACCOUNTS.

               (i) Each Custodial Account required to be maintained has been maintained by Finance and Associates, as applicable, and, to the knowledge of the Issuers, any Prior Servicers, in accordance with customary mortgage banking practices, all applicable laws and Mortgage Loan Investor Requirements and the Mortgage Servicing Agreements and Mortgage Loan Documents related thereto. Finance and Associates have properly credited to the applicable Custodial Accounts all interest required to be paid on any Custodial Accounts through the Closing Date. All Custodial Accounts related to the Mortgage Loans are held in Finance's or Associate's, as applicable, name or in the applicable Mortgage Loan Investor's name by Finance or Associates, as applicable. With respect to escrow deposits and payments which are required to be collected, all such payments are in the possession of, or under the control of, Finance or Associates, as applicable, and there exists no material deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due Finance or Associates, as applicable, have been capitalized under any Mortgage or the related Mortgage Note.

               (ii) Except as set forth on SCHEDULE 4.26(N)(II) or as required by applicable law, neither Finance nor Associates is required to pay interest on any Custodial Accounts.

               (iii) The aggregate principal balance as of the close of business on December 31, 2004 in the Custodial Accounts relating to the Mortgage Loans was approximately $73,284,097.61.

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

          (o) OBLIGATIONS AS TO PRINCIPAL AND INTEREST ADVANCES. Except as set forth on SCHEDULE 4.26(O) hereto, the Capri Companies have not been a party to any agreement, arrangement or obligation to advance or otherwise guarantee the payment of installments of principal and/or interest with respect to any of the Serviced Loans or any securities as to which any such loans serve as collateral.

          (p) INSURANCE. The Mortgage Loans (and related Mortgage Loan Collateral) are covered by policies of hazard, builders' risk, all risk property and flood insurance, to the extent required by the Mortgage Loan Documents, applicable laws, Mortgage Loan Regulations or Investor Requirements. None of the Capri Companies have received any written notice, or, to the knowledge of the Issuers, any non-written notice, of the termination or cancellation of any such policy, and to the knowledge of the Issuers each such policy is in full force and effect, and all amounts due and payable on or prior to the Closing Date under each policy have been, or will be, paid prior to the Closing Date. To the knowledge of the Issuers, any and all claims under such insurance policies have been submitted and processed in accordance with the applicable Investor Requirements. Neither Finance, Associates nor any of the Capri Parties have been informed in writing, or, to the knowledge of the Issuers, orally, of any uninsured casualty losses to such Mortgage Loan Collateral where coinsurance has been, or the Capri Parties have reason to believe will be, claimed by the insurance company or where the loss, exclusive of contents, is greater than the net recovery from the casualty insurance carrier. To the knowledge of the Issuers, all damage with respect to which casualty insurance proceeds have been received by or through Finance or Associates has been repaired or is in the process of being repaired with such proceeds.

          (q) ORIGINATION AND BROKERAGE FEES. Attached hereto as SCHEDULE 4.26(Q) is a schedule of all correspondence agreements or other arrangements (including agreements or arrangements with employees) currently in effect under which any Person refers, acts as a broker or is otherwise entitled to compensation in connection with, the origination or purchase of mortgage loans by the Capri Companies. SCHEDULE 4.26(Q) further sets forth the principal amount of mortgage loans originated or purchased by the Capri Companies under each such agreement or arrangement since January 1, 2003. Except as set forth in SCHEDULE 4.26(Q), and as specifically agreed on individual loans, no Person has the right to receive any payment from the Capri Companies after the Closing in connection with any mortgage loans originated or purchased by the Capri Companies prior to the Closing, or as to which the Capri Companies have given a commitment prior to the Closing. None of such persons has any power or authority to bind the Capri Companies in connection with a mortgage loan except as set forth as in SCHEDULE 4.26(Q).

          (r) COMPLETE FILES. Each Mortgage Loan File is complete and accurate in all material respects.

          (s) CCLP PROJECTED DUS LOSSES.

               (i) Part A of SCHEDULE 4.26(S) lists all Mortgage Loans which, as of the date of this Agreement, either (A) are experiencing an uncured loan default or delinquency, or (B) have a debt service coverage ratio of less than
1.10 to 1.0, indicating (on Part A of SCHEDULE 4.26(S)) for each such Mortgage Loan the Issuers' projection (in Dollars) of DUS Losses to be incurred in respect of such Mortgage Loan (the aggregate of such projected DUS Losses, the "CCLP PROJECTED DUS LOSSES").

               (ii) Neither Finance nor any other Capri Party has agreed to, or discussed with Fannie Mae, or is liable for, the payment of any loss pursuant to a DUS Loss Sharing Agreement on any Mortgage Loan (A) other than in respect of Mortgage Loans set forth on Part A of SCHEDULE 4.26(S), or (B) in excess of the amount indicated on Part A of SCHEDULE 4.26(S) to be held back as part of the CCLP Acquisition Holdback Amount in respect of such Mortgage Loan.

     4.27 MORTGAGE LOAN COLLATERAL.

          (a) SECURITY INTEREST; TITLE INSURANCE. For each outstanding Mortgage Loan or extension of credit or commitment to make a loan or extension of credit which by its terms is secured by Mortgage Loan Collateral, a policy of mortgage title insurance is currently in effect in a form usual and customary in the industry, sufficient to comply with the applicable requirements of each applicable Regulatory Body or Mortgage Loan Investor and insuring the perfection, as either a valid first or second Lien, as indicated on SCHEDULE 4.26(D) or SCHEDULE 4.26(E), as applicable, of all Liens granted over such Mortgage Loan Collateral (including both real and personal property) as security therefor, subject only to exceptions or exclusions reflected on such title insurance policy or which are not substantial in character.

          (b) GUARANTEES. For each outstanding Mortgage Loan or extension of credit or commitment to make a loan or extension of credit which by its terms is supported by a guaranty or similar obligation, a guaranty has been executed and delivered to Finance and is, to the knowledge of the Issuers, still in full force and effect.

          (c) FINANCING STATEMENTS. Finance or Associates, as applicable, has filed or caused to be filed all necessary UCC financing statements required by the applicable Mortgage Loan Investor to be filed by Finance or Associates, as applicable, including all necessary extension statements, in the appropriate offices to perfect and maintain the first Lien on all Mortgage Loan Collateral for which such filings are necessary.

          (d) CONDEMNATION AND CASUALTY. Except as set forth on SCHEDULE 4.27, none of the Capri Companies has received any written notice, or, to the knowledge of the Issuers, any non-written notice, of, any and, to the knowledge of the Issuers, there is no (i) proceeding pending or threatened for partial or total condemnation of any of the Mortgage Loan Collateral or (ii) casualty affecting any portion of the Mortgage Loan Collateral.

     4.28 DEFAULT/FORECLOSURE; PRIOR CLAIMS EXPERIENCE(a) Except as set forth on
SCHEDULE 4.28, there is no payment default, or to the knowledge of the Issuers, other default under any Serviced Loan or, to the extent applicable, any Warehouse Loan.

          (b) Except as set forth on SCHEDULE 4.28, none of the Capri Companies hold any REO and no properties subject to Warehouse Loans or Serviced Loans are subject to foreclosure proceedings by the Capri Companies, nor are any such actions currently contemplated.

          (c) Except as otherwise disclosed in SCHEDULE 4.28 hereto, the Capri Companies are not party to any agreement, arrangement or obligation with or to any Person, including a Regulatory Body, Mortgage Loan Investor or insurer, to repurchase from any such Person any Serviced Loan, or other loan, or any property serviced for others or any agreement, arrangement or understanding to reimburse, indemnify or hold any such Person harmless or otherwise assume liability in respect of any loss, cost or expense suffered or incurred as a result of foreclosure or default under any Serviced Loan, other loan, or to the extent applicable, any Warehouse Loan, or sale of any such loan or property, except as may arise solely from a breach of a customary representation, warranty or covenant relating to the origination, sale or servicing of such loan, as to which, to the knowledge of the Issuers, no breach or default has occurred and is continuing which would give rise to any such liability and none of the Capri Companies have received any notice of such potential breach or default.

          (d) Except as set forth in SCHEDULE 4.28,  none of the Capri Companies
(i) have ever been required to repurchase any Mortgage Loan; (ii) have ever been required to make a payment on account of a breach of a representation or warranty or indemnification obligation or loss-sharing arrangement with respect to any Mortgage Loan; (iii) have been subject to any surcharge or experienced any deduction from the amount of a claim that it has presented for mortgage insurance, guarantee or similar benefits with respect to any defaulted Mortgage Loan or (iv) have entered into any agreement with a Mortgage Loan Investor or Regulatory Body relating to a Mortgage Loan as a result of any potential loss or default or any other condition relating to such Mortgage Loan.

     4.29 NO DISTRIBUTIVE INTENT. In the event that any Issuer acquires CharterMac Restricted Equity Securities, such Issuer will be acquiring such CharterMac Restricted Equity Securities for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distribution or selling the same. Each of the Issuers is an "accredited investor" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act. Each of the Issuers understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the CharterMac Restricted Equity Securities.

     4.30 NO BROKERS OR FINDERS. Except for as set forth on SCHEDULE 4.30, neither the Capri Parties, their respective Affiliates nor any of their

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

respective officers, directors or employees, have employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the Contemplated Transactions.

     4.31 DISCLOSURE. No representations or warranties by the Capri Parties in this Agreement or the other Transaction Documents, or in certificates delivered by Capri Parties (or Authorized Officers thereof) pursuant hereto or thereto contain or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading. Except as set forth on the applicable Schedule, all documents listed on Schedules to this Agreement and the other Transaction Documents are or will be true and complete copies of what they purport to be.

                                    ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

          The Investor hereby represents and warrants to the Issuers as follows:

     5.1 EXISTENCE AND POWER. The Investor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Investor has all limited liability company powers required to carry on the Investor's business as now conducted and to perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

     5.2 AUTHORIZATION. The execution, delivery and performance by the Investor of this Agreement and the Transaction Documents to which the Investor is a party, and the consummation by the Investor of the transactions contemplated hereby and thereby have been duly authorized, and no additional action is required for the approval of this Agreement and the Transaction Documents to which the Investor is a party. This Agreement and the Transaction Documents to which the Investor is a party, have been or, to the extent contemplated hereby, will be, duly executed and delivered and constitute valid and binding agreements of the Investor, enforceable against the Investor in accordance with their terms, except as may be limited by bankruptcy, reorganization, insolvency, moratorium and similar laws of general application relating to or affecting the enforcement of rights of creditors and except that enforceability of their obligations thereunder are subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     5.3 NON-CONTRAVENTION. The execution, delivery and performance by the Investor of this Agreement and the Transaction Documents to which the Investor is a party, and the consummation by the Investor of the transactions contemplated hereby do not and will not: (a) contravene or conflict with the Certificate of Formation or limited liability company agreement of the Investor;
(b) contravene or conflict with or constitute a material violation of any material provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to the Investor, which contravention, conflict or violation would have a Material Adverse Effect on the Investor; or (c) require any action by or respect of, or filing with any governmental body, agency, official or authority, which, individually or in the aggregate, would have a Material Adverse Effect on the Investor.

     5.4 INVESTMENT. The Investor is acquiring the Notes for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with the intention of distribution or selling the same; PROVIDED, HOWEVER, that the Investor may transfer the Notes among one or more of its Affiliates. The Investor is aware that the Notes have not been registered under the Securities Act or under applicable state securities or blue sky laws. The Investor is an "accredited investor" as such term is defined in Rule 501 of Regulation D, as promulgated under the Securities Act. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Notes.

     5.5 NO BROKERS OR FINDERS. Neither the Investor, its Affiliates, nor any of their respective officers, directors or employees, have employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions or similar payments in connection with any of the Contemplated Transactions.

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     5.6 DISCLOSURE.  No  representations  or warranties by the Investor in this
Agreement or the other Transaction Documents, or in certificates delivered by the Investor (or Authorized Officers thereof) pursuant hereto or thereto contain or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                                   ARTICLE VI
                                    COVENANTS

          The Issuers covenant, agree and undertake with the Investor that the Issuers shall, and shall cause the other Capri Companies (as applicable) to comply with the following covenants, agreements and undertakings:

     6.1 NO SOLICITATION. From the date of this Agreement through the Closing Date, neither the Issuers nor any of the Capri Companies, nor any of their respective Affiliates nor any of any such Persons' directors, officers, employees, agents or representatives shall directly or indirectly (i) solicit or encourage any inquiries, discussions or proposals for, (ii) continue, propose or enter into negotiations or discussions with respect to, or (iii) enter into any agreement or understanding providing for, any acquisition of any Capri Company Equity Interests or the assets or business of the Capri Companies; nor shall any such Persons or entities provide any information to any Person (other than the Investor and the Investor Representatives) for the purpose of evaluating or determining whether to make or pursue any inquiry or proposal with respect to any such transaction. The Issuers shall immediately advise the Investor of, and communicate to the Investor the terms of, any such inquiry or proposal that any of the Issuers or Capri Companies or such Persons may receive or of which any of them may become aware, including the identity of the Person making such inquiry or proposal.

     6.2 TRANSFER PRICING. The Issuers and the Investor acknowledge that the Investor and its Affiliates and CCLP and its Subsidiaries, on the one hand, and CCA and its Subsidiaries, on the other hand, will make referrals to, and provide certain services to, the other, and the Issuers and the Investor agree that compensation shall be paid for such referrals and services on such basis as is mutually agreed among the parties after the date of this Agreement.

     6.3 THE ISSUERS. From the date of this Agreement and so long as the Investor has any obligation to make the Loans hereunder, or any indebtedness is outstanding under the Notes, or any Loan remains outstanding (PROVIDED, that any of the following provisions applicable to CCLP and its Subsidiaries shall cease to apply from and after the repayment in full of the CAI Loan and the CCLP
Loan):

          (a) PUNCTUAL PAYMENT. Each Issuer will duly and punctually pay or cause to be paid the principal and interest on the Loan made to it and all interest, fees and other Secured Obligations provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents.

          (b) NOTICES.

               (i) DEFAULTS. The Issuers will promptly notify the Investor in writing of the occurrence of any Default or Event of Default known to the Issuers.

               (ii) NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Issuers will, promptly upon (but in any event not later than ten (10) days after) becoming aware thereof, notify the Investor in writing of any events relating to the Collateral that materially adversely affect the rights of the Investor with respect thereto.

               (iii) NOTICE OF LITIGATION AND JUDGMENTS. The Issuers will give notice to the Investor in writing (within ten (10) days of the date on which any such Person shall become aware thereof) of any litigation or proceedings threatened or any pending litigation and proceedings affecting such Person or to which such Person is or is to become a party involving an amount in controversy exceeding $100,000 or that could reasonably be expected to have a materially adverse effect on such Person and stating the nature and status of such

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litigation or proceedings. The Issuers will give notice (within ten (10) days of the date on which any such Person shall become aware thereof) to the Investor, in writing in form and detail satisfactory to the Investor, of any judgment in excess of $100,000, final or otherwise, against such Persons.

               (iv) NOTICES RE REGULATORY BODIES. The Issuers will, promptly upon (but in any event not later than three (3) Business Days after) becoming aware thereof, notify the Investor in writing of any (A) material correspondence between any Capri Party and any Regulatory Body and (B) notice from any Regulatory Body of any alleged violation of any laws, regulations or other requirements of any Regulatory Body applicable to any of the Capri Parties, and in each case such notice from the Issuers shall attach a copy of such correspondence or notice, as applicable.

          (c) REGULATORY CONSENTS. The Issuers shall (i) file with applicable regulatory authorities the applications and related documents required to be filed by them, including any filings required to be made with any Regulatory Body (and prosecute diligently any related proceedings) in order to consummate the Contemplated Transactions, (ii) use their commercially reasonable efforts to obtain any necessary consents of regulatory authorities, including Regulatory Bodies, and to cooperate with them as they may reasonably request in connection with the foregoing, and (iii) use their commercially reasonable efforts to obtain all consents required pursuant to the terms of leases, licenses, contracts with Advisory Clients or other agreements in order to prevent the occurrence of any breach, default or termination right upon the consummation of any of the Contemplated Transactions.

          (d) COMMERCIALLY REASONABLE EFFORTS. The Issuers shall, and shall cause the Capri Companies to, subject to the terms and conditions of this Agreement, use their commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations, to cause the conditions specified in Article III hereof to be satisfied and otherwise to consummate and make effective the transactions contemplated by this Agreement and not to cause the Issuers' representations and warranties contained herein to be untrue, in any material respects, at the Closing.

          (e) REPLACEMENT DOCUMENTATION. Upon receipt of an affidavit of an officer of the Investor as to the loss, theft, destruction or mutilation of any Note, Guaranty or Security Agreement (or security interest filings made pursuant thereto), and customary (unsecured, unbonded) indemnification reasonably satisfactory to the Issuers, the Issuers shall, and shall cause any applicable Capri Company to, issue, in lieu thereof, a replacement Note, Guaranty or Security Agreement (or security interest filings made pursuant thereto) in the same principal amount thereof and otherwise of like tenor.

          (f) RESTRICTION ON TRANSFER. Without the prior written consent of the Investor, which shall be granted or withheld in the sole discretion of the Investor, the Issuers shall not, and shall cause CPC and CAI not to, directly or indirectly, Transfer any membership interests in CCA or partnership interests in CCLP to any Person, except to Permitted Transferees.

          (g) ADDITIONAL CONSENTS. The Issuers shall, and shall cause the Capri Companies to, ensure that all Investment Advisory Contracts entered into after the date of this Agreement include the express written consent, on terms reasonably satisfactory to the Investor, of all the parties thereto (other than the Capri Companies) to the closing of the exercise of the CCA Option and the acquisition of Capri Company Equity Interests pursuant thereto.

     6.4 AFFIRMATIVE COVENANTS OF CCLP AND ITS SUBSIDIARIES. From the date of this Agreement and so long as the Investor has any obligation to make the CCLP Loan and the CAI Loan hereunder, or any indebtedness is outstanding under the CCLP Note or the CAI Note, or the CCLP Loan or CAI Loan remains outstanding, but only until the occurrence of the CCLP Acquisition Date:

          (a) FINANCIAL STATEMENTS AND REPORTS. CCLP and its Subsidiaries shall furnish or cause to be furnished to the Investor from time to time the following financial statements and reports and other information, all in form, manner of presentation and substance reasonably acceptable to the Investor:

               (i) ANNUAL STATEMENTS. As soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of CCLP, the

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audited   consolidated  balance  sheet  of  CCLP  and  its  Subsidiaries  (on  a consolidated basis), and the unaudited consolidating balance sheet of CCLP and its Subsidiaries (on a consolidating basis) at the end of such year, and the related respective audited consolidated and unaudited consolidating statements of earnings and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification by an independent certified public accountant reasonably acceptable to the Investor.

               (ii) QUARTERLY STATEMENTS. As soon as practicable, but in any event not later than thirty (30) days after the end of each fiscal quarter of CCLP, the management prepared consolidated balance sheet of CCLP and its Subsidiaries, and the management prepared consolidating balance sheet of CCLP and its Subsidiaries at the end of such quarter (including for the fourth fiscal quarter, which shall be subject to normal year end audit adjustments), and the related management prepared consolidated and consolidating statements of earnings and cash flows for such quarter, each setting forth in comparative form the figures for the previous fiscal quarter, all such statements to be in reasonable detail, prepared in accordance with GAAP (except for notes thereto required by GAAP).

               (iii) CCLP ANNUAL BUDGET. In respect of the year ending December 31, 2005, CCLP and its Subsidiaries shall comply with their existing budget for such year, and shall not incur or pay any expenses outside the ordinary course of business or in excess of amounts set forth in such existing budget, without the Investor's prior written consent. Not later than December 1 of each CCLP Budget Year (beginning with the CCLP Budget Year ending December 31, 2005), CCLP shall prepare and submit to the Investor, a proposed CCLP Annual Budget for the next succeeding CCLP Budget Year, along with a variance report showing actual results for the then current fiscal year of CCLP to such fiscal year's CCLP Annual Budget; provided that CCLP shall not be required to submit such information for the CCLP Budget Year ending December 31, 2005 until February 1, 2005. Not later than 30 days after receipt by the Investor of a proposed CCLP Annual Budget, the Investor may deliver a notice (a "CCLP BUDGET OBJECTION NOTICE") to CCLP stating that the Investor objects to any information contained in or omitted from such proposed CCLP Annual Budget (including, without limitation, the business plan set forth therein) and setting forth the nature of such objections in reasonable detail. The proposed CCLP Annual Budget shall not be deemed accepted by the Investor in the absence of the Investor's express written approval, PROVIDED, HOWEVER, that the Investor shall be deemed to have approved the CCLP Annual Budget if its does not deliver a CCLP Budget Objection Notice to CCLP within such 30-day period; PROVIDED, FURTHER, HOWEVER, that any response by the Investor to the proposed CCLP Annual Budget, including, but not limited to, a request for further information or additional time to consider the proposed CCLP Annual Budget, shall constitute a sufficient response such that the Investor shall not be deemed to have approved the proposed CCLP Annual Budget and shall be deemed to have delivered a timely CCLP Budget Objection Notice. Upon receipt of any CCLP Budget Objection Notice, CCLP shall, to the extent it agrees with the matters stated in the CCLP Budget Objection Notice, modify the proposed CCLP Annual Budget, taking into account the Investor's objections, and shall resubmit the same to the Investor for approval within 15 days thereafter, and the Investor may deliver further CCLP Budget Objection Notices (if any) within 15 days thereafter (in which event, the re-submission and review process described above in this sentence shall continue until the CCLP Annual Budget in question is accepted and consented to by the Investor). As to any portion of a proposed CCLP Annual Budget that is the subject of a CCLP Budget Objection Notice, pending resolution of the disputed items the CCLP Approved Budget for the immediately preceding year shall be deemed to continue with respect to such item, increased in the amount (expressed as a percentage) that the consumer price index for such immediately preceding year increased, up to 5%; PROVIDED, HOWEVER, that CCLP Nondiscretionary Expenses shall not be subject to the limitations in the prior CCLP Approved Budget. For this purpose, "CCLP NONDISCRETIONARY EXPENSES" means debt service payments and any other third party obligations payable by CCLP under loan agreements and contracts in effect prior to the commencement of the applicable CCLP Budget Year.

               (iv) MANAGEMENT REPORTS. Within three (3) Business Days after preparation thereof, copies of all internally prepared reports in respect of the Mortgage Banking Business of the type set forth on SCHEDULE 6.4(A)(IV), and all substantially similar reports prepared in the future which replace or supplement such reports, PROVIDED, HOWEVER, that quarterly management reports shall also include variance from the CCLP Approved Budget.

               (v) COMPLIANCE CERTIFICATE. Concurrently with the delivery of the financial statements referred to in Sections 6.4(a)(i) and (ii) above, a

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certificate  of  the  Issuers  and  an  Authorized   Officer  of  CCLP  and  its
Subsidiaries certifying that the Issuers and CCLP and its Subsidiaries during such period observed or performed in all material respects all of their covenants and other agreements, and satisfied in all material respects every material condition, contained in this Agreement and the other Transaction Documents to be observed, performed or satisfied by them, and that no Default or Event of Default, except as specified in such certificate, has occurred.

               (vi) ACCOUNTANT'S LETTERS. Contemporaneously with CCLP and its Subsidiaries' receipt thereof, copies of all accountants' management letters delivered to any of CCLP and its Subsidiaries.

               (vii) CONSOLIDATED REPORTING. All financial reports, financial statements, compliance determinations and certificates and other information at any time required to be furnished, or otherwise furnished, to the Investor hereunder shall be prepared and presented on a consolidated and consolidating basis.

          (b) REGULATORY MATTERS; CONSENTS. CCLP and its Subsidiaries shall (i) file with applicable regulatory authorities the applications and related documents required to be filed by them, including any filings required to be made with any Regulatory Body (and prosecute diligently any related proceedings) in order to consummate the Contemplated Transactions, (ii) use their commercially reasonable efforts to obtain any necessary consents of regulatory authorities, including Regulatory Bodies, and to cooperate with them as they may reasonably request in connection with the foregoing, and (iii) use their commercially reasonable efforts to obtain all consents required pursuant to the terms of leases, licenses, contracts with Advisory Clients and Mortgage Loan Investors or other agreements in order to prevent the occurrence of any breach, default or termination right upon the consummation of any of the Contemplated Transactions.

          (c) ACCESS. CCLP and its Subsidiaries shall (i) give the Investor and its authorized representatives, financial advisors and other consultants, agents, accountants and attorneys (collectively "INVESTOR REPRESENTATIVES") full access to all offices, warehouses and other facilities and properties of CCLP and its Subsidiaries, to the books and records of CCLP and its Subsidiaries (and permit the Investor to make copies thereof) and to CCLP's and its Subsidiaries' accountants and accountants' work papers (and permit the Investor to make copies thereof) (collectively "CCLP FACILITIES"), (ii) permit the Investor and the Investor Representatives to make inspections of the CCLP Facilities, and (iii) cause its officers, agents and accountants to furnish the Investor and the Investor Representatives with such financial and operating data and other information with respect to CCLP and its Subsidiaries, and to discuss with the Investor and the Investor Representatives the affairs of CCLP and its
Subsidiaries, all as the Investor may from time to time reasonably request, provided, that such access, inspection and discussion shall be during regular business hours, on reasonable prior notice, and in a manner which will not result in a material disruption of business.

          (d) CONDUCT OF BUSINESS. CCLP and its Subsidiaries shall:

               (i) operate, maintain and manage the Mortgage Banking Business and all assets and property of CCLP and its Subsidiaries in a commercially reasonable manner consistent with the operation, maintenance and management thereof prior to the Closing Date, including without limitation, compliance with the material terms and provisions of any and all contracts and other agreements and instruments to which CCLP and its Subsidiaries are party;

               (ii) keep and maintain true and accurate records and books of accounts in which full, true and correct entries will be made in accordance with GAAP and past practices, in a manner that fairly reflects the income, expenses, assets and liabilities thereof and also in such manner as may be reasonably requested by the Investor in connection with SEC filings, or any other securities laws, rules or regulations, applicable to CharterMac;

               (iii) take all actions reasonably requested by the Investor in connection with the preparation of, and audit of, financial statements of CCLP and its Subsidiaries in order that such financial statements will meet the applicable requirements for inclusion as part of the financial statements of a public company filed with the SEC;

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               (iv) use  commercially  reasonable  efforts to  maintain  in full force and effect all licenses, permits and approvals from Regulatory Bodies applicable to CCLP and its Subsidiaries and their respective employees and comply, in all material respects, with all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions, decrees, awards, approvals and other requirements of any court or other Regulatory Body applicable to it or the conduct of the Mortgage Banking Business;

               (v) provide to the Investor for its review all "pipeline" reports in respect of the Mortgage Banking Business prepared for management within three
(3) Business Days after they are prepared, and upon the Investor's request discuss the same with the Investor, and promptly provide to the Investor such other information in respect of any commitments or proposed Mortgage Loans reflected in the "pipeline" report as the Investor reasonably requests;

               (vi) comply in all material respects with all applicable laws, statutes, rules and regulations;

               (vii) each maintain its principal place of business at the location indicated for it on SCHEDULE 6.4(D);

               (viii) duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all Taxes imposed upon CCLP and its Subsidiaries and their respective real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those Taxes, assessments or charges which any such Person is contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with GAAP;

               (ix) maintain in full force and effect all insurance policies applicable to CCLP and its Subsidiaries listed on SCHEDULE 4.21;

               (x) subject to Section 6.5(b)(xvii), use their commercially reasonable efforts to replace or extend the Warehousing Facility prior to its expiration;

               (xi) upon the request of the Investor, engage as their auditors the independent accountants then used by the Investor; and

               (xii) comply with the provisions of its Organizational Documents.

     6.5 NEGATIVE COVENANTS OF CCLP AND ITS SUBSIDIARIES. From the date of this Agreement and so long as the Investor has any obligation to make the CCLP Loan and the CAI Loan hereunder, or any indebtedness is outstanding under the CCLP Note or the CAI Note, or the CCLP Loan or CAI Loan remains outstanding , but only until the occurrence of the CCLP Acquisition Date, without the Investor's prior written consent:

          (a) CORPORATE ORGANIZATION; DISTRIBUTIONS. CCLP and its Subsidiaries shall not, except as expressly provided in this Agreement:

               (i) issue, sell or otherwise dispose of any debentures, notes (other than notes under the Warehousing Facility), Capri Company Equity Interests or other security of CCLP and its Subsidiaries, or create, sell or otherwise dispose of any options, rights, conversion rights, or other agreements or commitments of any kind relating to the issuance, sale or disposition of any such securities;

               (ii) except for the Reorganization, recognize any purported transfer or assignment of Capri Company Equity Interests of CCLP and its Subsidiaries, to any Person other than the Investor;

               (iii) declare or pay any dividends in, or make any distributions of, cash, securities or other property prior to the first anniversary of the Closing Date, except (A) in an amount equal to the Taxes, if any, payable by the partners in CCLP (or their respective members) on income allocated to them in

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connection with the operations,  as permitted by this Agreement, of CCLP and its
Subsidiaries during the year ended December 31, 2004 or for any period after the Closing Date that they are partners in CCLP, and (B) in such amounts as are necessary to permit the Capri Principals and CRC to make all required principal and interest payments on the CAI Loan and the CCLP Loan (and provided that such distributions are immediately used for such purpose);

               (iv)  make  any  other  payment   (however   characterized)   to,
Investment in, or transfer of assets to, a Related Party, other than compensation pursuant to Employment Agreements, reimbursements of ordinary course business expenses and inter-company payments and transfers in the ordinary course of business consistent with past practice and set forth on
SCHEDULE 4.25;

               (v) enter into any joint venture or partnership;

               (vi) be party to any merger, consolidation or other business combination;

               (vii) dissolve or liquidate;

               (viii) transfer, or otherwise dispose of any assets of CCLP or its Subsidiaries, other than de minimis dispositions of assets and sales of Mortgage Loans, in each case in the ordinary course of business consistent with past practice;

               (ix) commence a voluntary case under Title 11 of the U.S. Code, as amended, or any other applicable federal or state receivership, bankruptcy, insolvency or other similar law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any of CCLP and its Subsidiaries or for any substantial part of any of CCLP's and its Subsidiaries' properties or assets, or make any assignment for the benefit of creditors;

               (x) organize any new Subsidiary or acquire any interest in any business; or

               (xi) pay, or permit the accelerated vesting, funding or delivery of, or increase in the amount or value of, any payment or benefit to any employee or director of the Capri Companies resulting, pursuant to any employment agreement or Company Plan, from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions (either alone or in connection with another event such as an employment termination), except to the extent paid out of the proceeds of the Loans on the Closing Date pursuant to the Disbursement Instructions or segregated for that purpose pursuant to arrangements satisfactory to the Investor, and the Capri Principals covenant that they shall pay any such payments not so paid on the Closing Date; or

               (xii) agree or otherwise commit, whether in writing or otherwise, to do any of the foregoing.

          (b) CONDUCT OF BUSINESS. CCLP and its Subsidiaries shall not, and shall cause each of their Affiliates not to:

               (i) engage in any business other than the Mortgage Banking Business or take any action outside the ordinary course of business or which would involve any change in the manner in which the business of CCLP and its Subsidiaries is conducted prior to the Closing Date;

               (ii) in respect of each CCLP Budget Year, not enter into any contracts or other agreements nor expend any funds not provided for in the CCLP Annual Budget for such CCLP Budget Year;

               (iii) make any capital expenditures outside the ordinary course of business, except as specifically provided for in the applicable CCLP Approved Budget;

               (iv) acquire any material assets or enter into any contract or commitment, other than in the ordinary course of business consistent with past practice, except as specifically provided for in the applicable CCLP Approved Budget;

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               (v)  incur  any  material  obligation  or  liability  other  than obligations and liabilities incurred in the ordinary course of business consistent with past practice, except as specifically provided for in the applicable CCLP Approved Budget;

               (vi) except for the Reorganization, take any action, or enter into any contract or agreement with respect to the voting or transfer of any Capri Company Equity Interests;

               (vii) enter into any  contract or  commitment,  other than in the
ordinary  course  of  business   consistent   with  past  practice,   except  as
specifically provided for in the applicable CCLP Approved Budget;

               (viii)  enter into any  contract  or  agreement  with any Related
Party;

               (ix) cancel any debts to or waive any claims or rights of value to CCLP and its Subsidiaries other than in the ordinary course of business consistent with past practice;

               (x) enter into any new employment agreements, or change or modify any material terms of employment, including without limitation compensation, of any employees of CCLP and its Subsidiaries;

               (xi) sell or transfer the rights to service any Mortgage Loan, except in connection with the sale in the ordinary course of business consistent with past practice of Mortgage Loans to which such servicing relates;

               (xii) change its standards for underwriting Mortgage Loans;

               (xiii) change its fiscal year, make any change in accounting method, policy or practices unless mandated by GAAP or change its independent auditors;

               (xiv) delay or postpone the payment of accounts payable or other liabilities or costs of any of CCLP and its Subsidiaries or accelerate the collection of receivables of any of CCLP and its Subsidiaries, in each case other than in the ordinary course of business consistent with past practice;

               (xv) make or permit to exist or remain outstanding any Investment, other than (A) the making of Warehouse Loans in the ordinary course of business and consistent with past practice, provided that CCLP and its Subsidiaries shall not make a commitment to make a Warehouse Loan unless a Mortgage Loan Investor has agreed to purchase the Warehouse Loan on the terms set forth in the commitment, at no less than par, (B) Investments in Cash Equivalents and (C) acquisitions of property in the ordinary course of business consistent with past practice;

               (xvi) take or omit to take any action, the result of which would be the failure to satisfy any condition specified in Section 3.1;

               (xvii) not replace, refinance, extend or otherwise modify the Warehousing Facility without the Investor's prior written consent; and

               (xviii)  make  or  enter  into  any   agreement,   commitment  or
understanding, whether in writing or otherwise, to do any of the foregoing.

          (c) RESTRICTIONS ON INDEBTEDNESS. CCLP and its Subsidiaries will not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

               (i) the Loans;

               (ii) Indebtedness under the Warehousing Facility;

               (iii) Indebtedness outstanding on the date hereof and set forth on SCHEDULE 6.5(C);

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               (iv) current liabilities of CCLP and its Subsidiaries incurred in the ordinary course of business but not incurred through (x) the borrowing of money, or (y) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

               (v) Indebtedness in respect of Taxes or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 6.4(d)(viii);

               (vi) Indebtedness to Fannie Mae, Freddie Mac, GNMA, FHA or other parties with whom CCLP and its Subsidiaries originate, sell, repurchase or service Mortgage Loans, to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

               (vii) Indebtedness secured by real property acquired upon foreclosure of Mortgages, which, either (A) is so secured at the time of such acquisition, or (B) is directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by CCLP and its Subsidiaries to be recovered from the sale or other disposition of the subject real property;

               (viii) Indebtedness incurred to finance the purchase or leasing of equipment, in the ordinary course of business; and

               (ix) Indebtedness incurred in the ordinary course of business secured by one or more specific assets, in each instance the principal amount of which shall not exceed the GAAP book value of the subject asset(s).

          (d) RESTRICTIONS ON LIENS, ETC. CCLP and its Subsidiaries will not (except Finance in connection with its purchase, origination and sale from time to time of Mortgage Loans and related assets in the ordinary course of business consistent with past practice including Liens in favor of the Warehouse Lender under the Warehousing Facility), (i) create or incur or suffer to be created or incurred or to exist any Lien upon any of the Capri Company Equity Interests of CCLP and its Subsidiaries or their respective properties or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of their respective properties or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of their respective general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement;
(iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; PROVIDED, HOWEVER, that CCLP and its Subsidiaries may create or incur or suffer to be created or incurred or to exist the following ("CCLP PERMITTED LIENS"):

                    (A) Liens on properties to secure Taxes or claims for labor, material or supplies in respect of obligations not overdue or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject of foreclosure, sale, collection, levy or loss on account thereof);

                    (B) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                    (C) presently outstanding Liens listed on SCHEDULE 6.5(D);

                    (D) Liens in favor of the Investor under the Transaction Documents;

                    (E) Liens securing Indebtedness to Fannie Mae, Freddie Mac, the GNMA the FHA or other parties with whom CCLP and its Subsidiaries originate,

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sell,  repurchase or otherwise service Mortgage Loans provided such Liens relate to the foregoing transactions, but only to the extent directly relating to or arising out of such origination, sale, repurchase, or servicing in the ordinary course of business;

                    (F) reserves from time to time required by Fannie Mae or other Regulatory Bodies to be maintained in connection with Mortgage Loans;

                    (G) Liens securing Indebtedness secured by real property acquired upon foreclosure of Mortgages, which either (x) is so securing at the time of such acquisition, or (y) is directly related to such real property, not in excess of the fair market value thereof, and reasonably expected by CCLP and its Subsidiaries to be recovered from the sale or other disposition of the subject real property;

                    (H)  Liens  securing  Indebtedness   permitted  pursuant  to
Section 6.5(c)(viii), provided such Lien does not extend beyond the equipment which is the subject of the Indebtedness; and

                    (I) Liens securing Indebtedness permitted under Section 6.5(c)(ix).

     6.6 AFFIRMATIVE COVENANTS OF CCA AND ITS SUBSIDIARIES. From the date of this Agreement and so long as the Investor has any obligation to make the CRH
Loan hereunder, or any indebtedness is outstanding under the CRC Note, or the CRH Loan remains outstanding, but only until the occurrence of the CCA Acquisition Date:

          (a) FINANCIAL STATEMENTS AND REPORTS. CCA and its Subsidiaries shall furnish or cause to be furnished to the Investor from time to time the following financial statements and reports and other information, all in form, manner of presentation and substance reasonably acceptable to the Investor:

               (i) ANNUAL STATEMENTS. As soon as practicable, but in any event not later than forty-five (45) days after the end of each fiscal year of CCA, the audited consolidated balance sheet of CCA and its Subsidiaries (on a consolidated basis), and the unaudited consolidating balance sheet of CCA and its Subsidiaries (on a consolidating basis) at the end of such year, and the related respective audited consolidated and unaudited consolidating statements of earnings and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification by an independent certified public accountant reasonably acceptable to the Investor.

               (ii) QUARTERLY STATEMENTS. As soon as practicable, but in any event not later than twenty (20) days after the end of each fiscal quarter of CCA, the management prepared consolidated balance sheet of CCA and its Subsidiaries, and the management prepared consolidating balance sheet of CCA and its Subsidiaries at the end of such quarter (including for the fourth fiscal quarter, which shall be subject to normal year end audit adjustments), and the related management prepared consolidated and consolidating statements of earnings and cash flows for such quarter, each setting forth in comparative form the figures for the previous fiscal quarter and all such statements to be in reasonable detail, prepared in accordance with GAAP (except for notes thereto required by GAAP).

               (iii) CCA ANNUAL BUDGET. Attached as SCHEDULE 6.6(A)(III) is the CCA Approved Budget for the remainder of the CCA Budget Year ending December 31, 2005. Not later than November 15 of each CCA Budget Year (including the CCA Budget Year ending December 31, 2005), CCA shall prepare and submit to the Investor, a proposed CCA Annual Budget for the next succeeding CCA Budget Year, along with a variance report showing actual results for the then current fiscal year of CCA to such fiscal year's CCA Annual Budget. Not later than 30 days after receipt by the Investor of a proposed CCA Annual Budget, the Investor may deliver a notice (a "CCA BUDGET OBJECTION NOTICE") to CCA stating that the Investor objects to any information contained in or omitted from such proposed CCA Annual Budget (including, without limitation, the business plan set forth therein) and setting forth the nature of such objections in reasonable detail. The proposed CCA Annual Budget shall not be deemed accepted by the Investor in the absence of the Investor's express written approval, PROVIDED, FURTHER, HOWEVER, that the Investor shall be deemed to have approved the CCA Annual Budget if its does not deliver a CCA Budget Objection Notice to CCA within such 30-day period; PROVIDED, HOWEVER, that any response by the Investor to the proposed CCA Annual Budget, including, but not limited to, a request for further information or additional time to consider the proposed CCA Annual Budget, shall constitute a sufficient response such that the Investor shall not be deemed to have approved the proposed CCA Annual Budget and shall be deemed to have delivered a timely CCA Budget Objection Notice. Upon receipt of any CCA Budget Objection Notice, CCA shall, to the extent it agrees with the matters stated in the CCA Budget Objection Notice, modify the proposed CCA Annual Budget, taking

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into  account the  Investor's  objections,  and shall  resubmit  the same to the
Investor for approval within 15 days thereafter, and the Investor may deliver further CCA Budget Objection Notices (if any) within 15 days thereafter (in which event, the re-submission and review process described above in this sentence shall continue until the CCA Annual Budget in question is accepted and consented to by the Investor). As to any portion of a proposed CCA Annual Budget that is the subject of a CCA Budget Objection Notice, pending resolution of the disputed items, the CCA Approved Budget for the immediately preceding year shall be deemed to continue with respect to such item, increased in the amount (expressed as a percentage) that the consumer price index for such immediately preceding year increased, up to the greater of 2% or $30,000 (unless aggregate assets under management pursuant to Investment Advisory Contracts have decreased during such immediately preceding calendar year, in which case there shall be no deemed increase in any such item); PROVIDED, HOWEVER, that CCA Nondiscretionary Expenses shall not be subject to the limitations in the prior CCA Approved Budget. For this purpose, "CCA NONDISCRETIONARY EXPENSES" means debt service payments and any other third party obligations payable by CCA under loan agreements and contracts in effect prior to the commencement of the applicable CCLP Budget Year. The Issuers shall, and shall cause appropriate members,
directors  and  officers  of  CCA  and  its  Subsidiaries  to,   participate  in
CharterMac's annual budgetary process (including the provision of pertinent information and availability of the Issuers and such members, directors and officers), as requested by the Investor.

               (iv) PUBLIC FILINGS/DISCLOSURES. Within three (3) Business Days after the filing or mailing thereof, copies of all material filed with the SEC or sent to Advisory Clients.

               (v) MANAGEMENT REPORTS. Within three (3) Business Days after preparation thereof, copies of all internally prepared reports in respect of the Advisory Business of the type set forth on SCHEDULE 6.6(A)(V), and all substantially similar reports prepared in the future which replace or supplement such reports, PROVIDED, HOWEVER, that quarterly management reports shall also include variance from the CCA Approved Budget.

               (vi) COMPLIANCE CERTIFICATE. Concurrently with the delivery of the financial statements referred to in Sections 6.6(a)(i) and (ii) above, a certificate of the Issuers and an Authorized Officer of CCA and its Subsidiaries certifying that the Issuers and CCA and its Subsidiaries during such period observed or performed in all material respects all of their covenants and other agreements, and satisfied in all material respects every material condition, contained in this Agreement and the other Transaction Documents to be observed, performed or satisfied by them, and that no Default or Event of Default, except as specified in such certificate, has occurred.

               (vii) ACCOUNTANT'S LETTERS. Contemporaneously with CCA's and its Subsidiaries' receipt thereof, copies of all accountants' management letters delivered to CCA and its Subsidiaries.

          (b) REGULATORY MATTERS; CONSENTS. CCA and its Subsidiaries shall (i) file with applicable regulatory authorities the applications and related documents required to be filed by them, including any filings required to be made with any Regulatory Body (and prosecute diligently any related proceedings) in order to consummate the Contemplated Transactions, (ii) use their commercially reasonable efforts to obtain any necessary consents of regulatory authorities, including Regulatory Bodies, and to cooperate with them as they may reasonably request in connection with the foregoing, and (iii) use their commercially reasonable efforts to obtain all consents required pursuant to the terms of leases, licenses, contracts with Advisory Clients or other agreements in order to prevent the occurrence of any breach, default or termination right upon the consummation of any of the Contemplated Transactions.

          (c) ACCESS. CCA and its Subsidiaries shall (i) give the Investor and Investor Representatives full access to all offices, warehouses and other facilities and properties of CCA and its Subsidiaries, to the books and records of CCA and its Subsidiaries (and permit the Investor to make copies thereof) and to CCA's and its Subsidiaries' accountants and accountants' work papers (and permit the Investor to make copies thereof) (collectively "CCA FACILITIES"),

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(ii) permit the Investor and the Investor Representatives to make inspections of
the  CCA  Facilities,   (iii)  cause  their  respective  officers,   agents  and
accountants to furnish the Investor and the Investor Representatives with such financial and operating data and other information with respect to CCA, its Subsidiaries, Capri Funds and Separate Accounts, and to discuss with the
Investor  and  the  Investor   Representatives   the  affairs  of  CCA  and  its
Subsidiaries, all as the Investor may from time to time reasonably request, provided, that such access, inspection and discussion shall be during regular business hours, on reasonable prior notice, and in a manner which will not result in a material disruption of business and (iv) provide to the Investor such financial and operating data and other information with respect to portfolio investments of Capri Funds and Separate Accounts as the Investor may reasonably request, to the extent that CCA or such Subsidiary has a contractual right to obtain such data or other information.

          (d) CONDUCT OF BUSINESS. CCA and its Subsidiaries shall:

               (i) operate, maintain and manage the Advisory Business and all assets and property of CCA and its Subsidiaries in a commercially reasonable manner consistent with the operation, maintenance and management thereof prior to the Closing Date and to meet obligations to Advisory Clients and pursuant to Investment Advisory Contracts, including without limitation, compliance with the material terms and provisions of any and all contracts and other agreements and instruments to which CCA and its Subsidiaries are party;

               (ii) provide to the Investor for its review all "pipeline" reports in respect of the Advisory Business prepared for management within three
(3) Business Days after they are prepared, and upon the Investor's request discuss any proposed Investment listed in the "pipeline" reports with the Investor, and promptly provide to the Investor such other information in respect of any such proposed Investment as the Investor reasonably requests;

               (iii) keep and maintain true and accurate records and books of accounts in which full, true and correct entries will be made in accordance with GAAP and past practices, in a manner that fairly reflects the income, expenses, assets and liabilities thereof and also in such manner as may be reasonably requested by the Investor in connection with SEC filings, or any other securities laws, rules or regulations, applicable to CharterMac;

               (iv) take all actions reasonably requested by the Investor in connection with the preparation of, and audit of, financial statements of CCA and its Subsidiaries in order that such financial statements will meet the applicable requirements for inclusion as part of the financial statements of a public company filed with the SEC;

               (v) use commercially reasonable efforts to maintain in full force and effect all licenses, permits and approvals from Regulatory Bodies applicable to CCA and its Subsidiaries and its employees and comply, in all material respects, with all laws, statutes, ordinances, rules, regulations, orders, writs, injunctions, decrees, awards, approvals and other requirements of any court or other Regulatory Body applicable to it or the conduct of the Advisory Business;

               (vi) comply in all material respects with all applicable laws, statutes, rules and regulations;

               (vii) maintain its principal place of business at the location indicated for it on SCHEDULE 6.6(D);

               (viii) duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all Taxes imposed upon CCA and its Subsidiaries and their respective real properties, sales and activities, or any part thereof, or upon the income or profits therefrom, except for those Taxes, assessments or charges which CCA and its Subsidiaries are contesting in good faith by appropriate proceedings and with respect to which appropriate reserves have been established and are being maintained in accordance with GAAP;

               (ix) maintain in full force and effect insurance policies covering risks, in amounts, subject to deductibles and on other terms as are customarily maintained in the industry in which it operates, as determined by CCA in the exercise of its commercially reasonable business judgment;

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               (x) upon the request of the  Investor,  engage as their  auditors the independent accountants then used by the Investor; and

               (xi) comply with the provisions of its Organizational Documents.

(e) SECTION 754 ELECTION. CCA shall make an election under Section 754 of the Code with respect to CRC's purchase of 49% of the membership interests in CCA pursuant to the CAG Purchase Agreement and shall file such election with CCA's federal income Tax Return for the taxable period ending December 31, 2004. In the event that there has been a termination of CCA for federal income tax purposes under Section 708(b) of the Code, CCA shall make a new election under
Section 754 of the Code and shall file such election with CCA's federal income tax return for the taxable period commencing with such termination.

6.7      RETURNS AND PROMOTES ON EXISTING FUNDS AND FUTURE FUNDS.

               (a) The Investor acknowledges that all Promotes in respect of Capri Funds (including Capri Select Income II) and Separate Accounts existing at the Closing Date (collectively, "EXISTING FUNDS"), payable to CCA or management or employees of CCA at any time, and all distributions, returns of capital and other payments on account of invested capital or equity interests in Existing Funds, will be retained by the Persons entitled to them immediately prior to the Closing (and the Investor shall have no interest therein).

               (b) The Issuers agree that they will be solely responsible for making any additional capital contributions required to be made in connection with any Existing Fund in which CCA or management or employees of CCA retain all rights to (and as to which the Investor will have no right to or interest in) Promotes.

               (c) From the Closing Date until such time as no Loan remains outstanding and the Investor no longer holds any membership interests in CCA, in respect of all (A) Capri Funds (not including Capri Select Income II or any other Existing Fund) formed and Separate Accounts first entered into after the Closing Date, and (B) any new investment or re-investment of capital (whether or not committed as of the Closing Date), in a Capri Fund (other than commingled funds) or Separate Account required to be made by CCA after the Closing Date (collectively, "FUTURE FUNDS"):

                    (i) With respect to each Future Fund, the Issuers shall cause management of CCA and/or key employees of that Future Fund to fund 30% of any capital contributions required in respect of co-investments;

                    (ii) the Capri Principals shall fund 52.5% of any capital contributions required in respect of co-investments for the period from the Closing Date through December 31, 2005, and the Capri Principals shall fund either 35% or 52.5% of any such capital contributions for periods from and after January 1, 2006, in the Capri Principals' election; the Capri Principals shall, by notice to the Investor delivered in respect of calendar year 2006 and each calendar year thereafter, not later than January 1 of such calendar year, elect whether they shall fund 35% or 52.5% of such capital contributions in respect of all Future Funds established during such period (and each such election shall apply throughout the life of each such Future Fund), PROVIDED, HOWEVER, that (A) if in respect of any such period, the Capri Principals fail to timely deliver such a notice, the Capri Principals shall be deemed to have elected to maintain in effect their election applicable to the preceding period, (B) in respect of Future Funds to which the Capri Principals' obligation to fund 52.5% of capital contributions applies pursuant to this Section 6.7(c)(ii), (I) from and after the first to occur of a Carter Termination Date or a Primo Termination Date, the Capri Principals shall fund only 43.75% of such capital contributions required in respect of co-investments and (II) from and after the later to occur of a Carter Termination Date and a Primo Termination Date, the Capri Principals shall fund only 35% of such capital contributions required in respect of co-investments;

                    (iii) the Investor agrees to fund (A) in respect of Future Funds to which the Capri Principals' obligation to fund 35% of capital contributions applies pursuant to Section 6.7(c)(ii) above, 35%, and (B) in respect of Future Funds to which the Capri Principals' obligation to fund 52.5% of capital contributions applies pursuant to Section 6.7(c)(ii) above, (I) prior to the first to occur of a Carter Termination Date or a Primo Termination Date,

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17.5% of any capital contributions  required in respect of co-investments,  (II)
from and after the first to occur of a Carter Termination Date or a Primo Termination Date, 26.25% of any capital contributions required in respect of co-investments, and (III) from and after the later to occur of a Carter Termination Date and a Primo Termination Date, 35% of any capital contributions required in respect of co-investments;

                    (iv) the Issuers shall cause all Promotes or other payments to be allocated in proportion to capital invested, or, where there is no capital invested, (A) 30% to management of CCA and/or key employees responsible for the particular Future Fund (allocated among them as determined by CCA), (B) 35% to the Investor, and (C) 35% to the Capri Principals;

                    (v) in respect of each Future Fund, the Issuers (A) shall, not less than ten (10) Business Days prior to the establishment of such Future Fund, notify the Investor thereof, which notice shall identify such Future Fund and shall set forth the terms on which Promotes and other payments or distributions in respect of such Future Fund shall be paid and (B) shall not, and shall cause CCA and each Future Fund not to, make any change or modification which adversely affects any such terms of payment, distribution or return of Promotes, capital or other amounts from the terms set forth in such notice;

                    (vi) the Issuers shall cause CCA and/or the applicable Future Fund to pay to the Investor all Promotes, other payments or distributions and returns on capital to which the Investor is entitled pursuant to this
Section 6.7(c) promptly following any event entitling the Investor thereto, and in no event later than the time any Issuer, CCA or member of management or employee receives any such payment or distribution; and

                    (vii) if any member of management or key employee, as applicable, fails to commit to make, or to make, any capital contribution as provided in Section 6.7(c)(i) or (ii) at the time such capital contribution, or commitment to make such capital contribution, as applicable, is due, after expiration of any applicable grace or cure period, the Issuers shall promptly notify the Investor of such failure and (A) the Capri Principals, on the one hand, and the Investor, on the other hand, shall each have the right to make such failed commitment or contribution in proportion to its membership interests in CCA, and (B) upon either party's failure to contribute or commit, as applicable, within ten (10) Business Days after notice of such failure, the other party shall have the right to make any failed contributions or commitment; and the party making any such commitment or contribution shall become entitled to the proportionate share of distributions, returns and Promotes in respect of the applicable Future Fund which are properly allocable to the commitment or contribution it has provided; and

                    (viii) from and after such time as all of the membership interests in CCA of the Capri Principals have been transferred to the Investor or any Affiliate or assignee thereof (either directly or indirectly through CRC), in respect of all Future Funds formed, entered into or made, as applicable, on or after such date, the Capri Principals shall have no right to participate in Promotes.

          (d) The Issuers and the Investor agree that all capital invested in Existing Funds and Future Funds, and the returns thereon, and all distributions and other payments on account of equity interest ownership therein, including Promotes and return of capital, shall accrue for the benefit of the Persons providing, or having provided such capital or owning such interest (the Investor acknowledges that the Investor shall not be entitled to Promotes or the return of any capital invested or other distributions on account of equity interest ownership with respect to Existing Funds).

          (e) The Issuers agree that any payments to CAG or its shareholders with respect to any Promotes (in this Section 6.7(e) only, reading such definition as if CAG and its shareholders were Capri Parties) retained by them pursuant to the CAG Purchase Agreement shall be payable solely out of the proceeds of Promotes received by CCA from Capri Funds, and that the Issuers shall have no right to any portion of such Promotes payable to CAG or its shareholders pursuant to the CAG Purchase Agreement.

          (f) In the event that any Person entitled to a Promote pursuant to this Section fails to make any required capital contribution with respect to the interest to which such Promote relates, CCA shall be entitled to all Promotes relating to such interests (except to the extent that any of the Promotes are payable to the Investor or the Capri Principals under Section 6.7(c)(vii) above) and such Person otherwise entitled to such Promotes shall forfeit his right to such Promotes, PROVIDED, that, in the case of the Investor or any of its

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Affiliates,  the  Investor is given not less than ten (10)  Business  Days prior written notice by CCA of such failure to make a required capital contribution.

          (g) To the extent that, pursuant to any agreements with CalPERS, CCA or any Affiliate of CCA is required to repay to CalPERS any distributions made prior to the Closing Date or to pay any shortfall resulting from distributions made prior to the Closing Date, the Issuers agree to contribute to CCA such amount required to be paid to CalPERS.

          (h) In the event that any distribution on account of a Promote covers (I.E., is based upon and relates to) Investments which are deemed to be Investments in Existing Funds and also Investments which are deemed to be Investments in Future Funds, the amount distributed shall be allocated as nearly as possible in proportion to the amounts each holder of the interests in the Promotes would have received if the Investments considered to be Investments in Existing Funds and Investments considered to be Investments in Future Funds were accounted for separately and the right to the Promote were calculated for separate funds.

     6.8 NEGATIVE COVENANTS OF CCA AND ITS SUBSIDIARIES. From the date of this Agreement and so long as the Investor has any obligation to make the CRH Loan hereunder, or any indebtedness is outstanding under the CRH Note, or the CRH Loan remains outstanding, but only until the occurrence of the CCA Acquisition Date, without the Investor's prior written consent:

          (a) CORPORATE ORGANIZATION; DISTRIBUTIONS. CCA and its Subsidiaries shall not, except as expressly provided in this Agreement:

               (i) issue, sell or otherwise dispose of any debentures, notes, Capri Company Equity Interests or other security of CCA and its Subsidiaries, create, sell or otherwise dispose of any options, rights, conversion rights, or other agreements or commitments of any kind relating to the issuance, sale or disposition of any such securities;

               (ii) except for the Reorganization, recognize any purported transfer or assignment of Capri Company Equity Interests of CCA and its Subsidiaries, to any Person other than the Investor;

               (iii) declare or pay any dividends in, or make any distributions of, cash, securities or other property, other than (A) distributions to its members of not more than 1.0408 times the amount of interest paid to the Investor under the CRH Note, (B) distributions permitted pursuant to Section 6.7 above, and (C) in such amounts as are necessary to permit CRH to make all required principal and interest payments on the CRH Loan;

               (iv)  make  any  other  payment   (however   characterized)   to,
Investment in, or transfer of assets to, a Related Party, other than compensation pursuant to Employment Agreements, reimbursements of ordinary course business expenses and inter-company payments and transfers in the ordinary course of business consistent with past practice and as set forth on
SCHEDULE 4.25;

               (v) enter into any joint venture or partnership, other than Capri Funds;

               (vi) be party to any merger, consolidation or other business combination;

               (vii) dissolve or liquidate;

               (viii) transfer, or otherwise dispose of any material portion of the assets of CCA and its Subsidiaries, other than transfers or dispositions of assets in the ordinary course of business consistent with past practice;

               (ix) commence a voluntary case under Title 11 of the U.S. Code, as amended, or any other applicable federal or state receivership, bankruptcy, insolvency or other similar law, or consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any of CCA and its Subsidiaries or for any

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substantial part of any of CCA's and its Subsidiaries'  properties or assets, or make any assignment for the benefit of creditors;

               (x) organize any new Subsidiary or acquire any interest in any business; or

               (xi) pay, or permit the accelerated vesting, funding or delivery of, or increase in the amount or value of, any payment or benefit to any employee or director of the Capri Companies resulting, pursuant to any employment agreement or Company Plan, from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions (either alone or in connection with another event such as an employment termination), except to the extent paid out of the proceeds of the Loans on the Closing Date pursuant to the Disbursement Instructions or segregated for that purpose pursuant to arrangements satisfactory to the Investor, and the Capri Principals covenant that they shall pay any such payments not so paid on the Closing Date; or

               (xii) agree or otherwise commit, whether in writing or otherwise, to do any of the foregoing.

          (b) CONDUCT OF BUSINESS. CCA and its Subsidiaries shall not, and shall cause each of their Affiliates not to:

               (i) engage in any business other than the Advisory Business;

               (ii) except as set forth on SCHEDULE 6.8(B), enter into any not currently existing Investment Advisory Contract or market or promote the establishment of any not currently existing Capri Fund;

               (iii) in respect of each CCA Budget Year, enter into any contracts or other agreements or expend any funds not provided for in the CCA Annual Budget for such CCA Budget Year (subject to a permitted variance, in respect of any line item, from such CCA Annual Budget in an amount equal to the greater of 102% or 100% plus $30,000 of the budgeted expenditure for such line item set forth in such CCA Annual Budget);

               (iv) make any capital expenditures outside the ordinary course of business, except as specifically provided for in the applicable CCA Approved Budget;

               (v) incur any material obligation or liability other than obligations and liabilities incurred in the ordinary course of business consistent with past practice except as specifically provided for in the applicable CCA Approved Budget;

               (vi) take any action, or enter into any contract or agreement with respect to the voting or transfer of any Capri Company Equity Interests;

               (vii) enter into any contract or commitment involving, in the aggregate, payments exceeding $75,000, other than Investments or commitments to make Investments on behalf of Advisory Clients except as specifically provided for in the applicable CCA Approved Budget;

               (viii)  enter into any  contract  or  agreement  with any Related
Party;

               (ix) make any Investment or commitment to make an Investment on behalf of any Advisory Client, which Investment is inconsistent with, or would require a waiver of or consent in respect of, the requirements of any Advisory Client except where such Advisory Client has approved that Investment, PROVIDED, HOWEVER, that in respect of any Investment prohibited by this clause (ix), if the Investor does not respond to a written request of CCA for the Investor's consent to such Investment (specifically identified in such request), within 10 Business Days after delivery of such request (which request shall conspicuously state that the Investor's consent will be deemed given if the Investor does not respond within 10 Business Days), then the Investor's consent to such Investment shall be deemed given;

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               (x) cancel any debts to or waive any claims or rights of value to
CCA and its Subsidiaries, involving an amount in excess of $75,000;

               (xi) hire, or enter into any new employment agreements with, or change or modify any material terms of employment, including without limitation compensation, of, any employees of CCA and its Subsidiaries serving or to serve at or above the level of Executive Vice President (or to perform duties which are customarily performed by Executive Vice Presidents, or more senior management);

               (xii) hire, or enter into any new employment agreements with, or change or modify any material terms of employment, including without limitation compensation, of, any employees of CCA and its Subsidiaries serving or to serve at or above the level of Senior Vice President (or to perform duties which are customarily performed by Senior Vice Presidents, or more senior management), without providing the Investor notice of the proposed terms thereof at least ten
(10) days prior to execution, and consulting with the Investor prior to making such employment decision (including, at the Investor's option, interviewing such person);

               (xiii) hire, or enter into any new employment agreements with, or change or modify any material terms of employment, including without limitation compensation, of, any employees of CCA and its Subsidiaries serving or to serve below the level of Senior Vice President (or to perform duties which are customarily performed by employees below the level of Senior Vice Presidents), which would result in payment of compensation in excess of the amount budgeted therefor in the CCA Annual Budget then in effect;

               (xiv) (A) enter into any Investment Advisory Contract with any new Advisory Client; (B) make any material change in any investment programs or policies applicable to any Advisory Client or Investment Advisory Contract, including without limitation, changes in the investment objectives, nature or types of investments or investment parameters, or cause or permit any Capri Fund or Separate Account to make any investment known to CCA or its Subsidiaries to be inconsistent with, or which would require a waiver of, the requirements for any Capri Fund or Separate Account, except where such Advisory Client has approved that investment specifically, (C) make or permit any change, which is materially adverse to CCA and its Subsidiaries, in the terms on which CCA and its Subsidiaries provide investment advisory services, including without limitation, any change in the amount, types of or basis for calculating fees;
(D) modify or amend any Investment Advisory Contract if it would result in any of the foregoing; or (E) terminate any Investment Advisory Contract; PROVIDED, HOWEVER, that (x) in respect of any such proposed action, if the Investor does not respond to a written request of CCA for the Investor's consent to such change (specifically identified in such request), within ten (10) Business Days after delivery of such request (which request shall conspicuously state that the Investor's consent will be deemed given if the Investor does not respond within ten (10) Business Days), then the Investor's consent to such action shall be deemed given, and (y) in respect of any such action which the Investor does not approve (or is not deemed to have approved), and which disapproval is not commercially reasonable, and as a result of CCA not implementing such change the Combined EBITDA for purposes of Sections 7.1 and 7.2 is lower than it would have been if such change were implemented, then such Combined EBITDA shall be increased in the amount by which it was so lowered;

               (xv) change its fiscal year, make any change in accounting method, policy or practices unless mandated by GAAP or change its independent auditors;

               (xvi) make or permit to exist or remain outstanding any Investment, other than (A) Investments in Cash Equivalents, (B) acquisitions of property in the ordinary course of business consistent with past practice and
(C) entry into Investment Advisory Contracts; and

               (xvii)  make  or  enter  into  any   agreement,   commitment   or
understanding, whether in writing or otherwise, to do any of the foregoing.

          (c) RESTRICTIONS ON INDEBTEDNESS. CCA and its Subsidiaries will not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

               (i) the Loans;

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               (ii) Indebtedness outstanding on the date hereof and set forth on
SCHEDULE 6.8(C);

               (iii) current liabilities of CCA and its Subsidiaries incurred in the ordinary course of business but not incurred through (x) the borrowing of money, or (y) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

               (iv) Indebtedness in respect of Taxes or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 6.6(d)(viii);

               (v) Indebtedness incurred to finance the purchase or leasing of equipment, in the ordinary course of business; and

               (vi) Indebtedness incurred in the ordinary course of business secured by one or more specific assets, in each instance the principal amount of which shall not exceed the GAAP book value of the subject asset(s).

          (d) RESTRICTIONS ON LIENS, ETC. CCA and its Subsidiaries will not, (i) create or incur or suffer to be created or incurred or to exist any Lien upon any of the Capri Company Equity Interests of CCA and its Subsidiaries or its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (ii) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; PROVIDED, HOWEVER, that CCA and its Subsidiaries may create or incur or suffer to be created or incurred or to exist the following ("CCA PERMITTED LIENS"):

                    (A) Liens on properties to secure Taxes or claims for labor, material or supplies in respect of obligations not overdue or which are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the property subject to any such Lien is not yet subject of foreclosure, sale, collection, levy or loss on account thereof);

                    (B) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations;

                    (C) presently outstanding Liens listed on SCHEDULE 6.8(D);

                    (D) Liens in favor of the Investor under the Transaction Documents;

                    (E)  Liens  securing  Indebtedness   permitted  pursuant  to
Section 6.8(c)(v), provided such Lien does not extend beyond the equipment which is the subject of the Indebtedness; and

                    (F) Liens securing Indebtedness permitted under Section 6.8(c)(vi).

          (e) INVESTMENT COMMITTEES AND DECISIONS. The Investor acknowledges that the Investor shall not have any right to participate in the selection of the members of CCA's and its Subsidiaries' various investment committees. The Investor acknowledges that, except for the consent and consultation rights expressly set forth above, the Investor shall not have any right to participate in, or have any consent right in respect of, investment decisions made by CCA and its Subsidiaries or their respective investment committees.

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                                   ARTICLE VII
                                     OPTIONS

     7.1 CCLP OPTION(a) CAI, CPC and CRC hereby grant to the Investor an option to purchase and, to the extent provided below, acquire by contribution in exchange for CharterMac Restricted Equity Securities (and if such option is exercised CAI, CPC and CRC shall have the obligation to sell and/or contribute, as applicable), and the Investor hereby grants to CAI, CPC and CRC an option to sell and/or contribute, as applicable (and if such option is exercised the Investor shall have the obligation to purchase and acquire by contribution) (the "CCLP OPTION"):

               (i) CAI's ten percent partnership interest in CCLP, for a purchase price of $2,150,000 (the "CAI PURCHASE PRICE");

               (ii) CPC's one percent partnership interest in CCLP, for a purchase price of $215,000 (the "CPC PURCHASE PRICE"); and

               (iii) CRC's eighty-nine percent partnership interest in CCLP, for the following consideration (in the aggregate, the "CRC CONSIDERATION"):

                    (A) the purchase by the Investor of an undivided pro rata portion of such eighty-nine percent partnership interest in CCLP for cash in the amount equal to the CCLP Consideration MINUS (1) the sum of the CAI Purchase Price and the CPC Purchase Price and (2) the Value as of the Initial CCLP
Consideration Payment Date of the CharterMac Restricted Equity Securities referred to in sub-section 7.1(a)(iii)(B) below; and

                    (B) the contribution by CRC to the Investor of an undivided pro rata portion of such eighty-nine percent partnership interest in CCLP in consideration of the issuance by the Investor to CRC of CharterMac Restricted Equity Securities pursuant to Section 7.1(g) below. CRC agrees that CRC shall make such contribution, in respect of any CharterMac Restricted Equity Securities issued on the Initial CCLP Consideration Payment Date, on such date, and, in respect of any CharterMac Restricted Equity Securities issued on the Final CCLP Consideration Payment Date, on such date.

          (b) OPTION EXERCISE. At any time on or after December 1, 2004, the Investor, on the one hand, or CAI, CPC and CRC, on the other hand, may exercise the CCLP Option by written notice to the other party/ies (such notice, the "CCLP OPTION EXERCISE NOTICE"). Notwithstanding the foregoing, the Investor may exercise the CCLP Option (and deliver a CCLP Option Exercise Notice) at any time when an Event of Default exists.

          (c) CONSUMMATION OF EXERCISE; WITHDRAWAL OF EXERCISE.

               (i) Within five (5) Business Days after delivery of the CCLP Option Exercise Notice, the Issuers shall certify to the Investor that, except as set forth on a schedule to such certification, all of the conditions set forth in Section 7.1(d) below have been satisfied. If such certification is delivered within such time period, and is accurate and complete and no exceptions are set forth on such schedule, then the effective date of the consummation of the CCLP Option shall be the later of the date of delivery of such certification or December 31, 2004. If such certification is not delivered within such time period, then the Investor may, at its option, by notice to the Issuers, (A) withdraw the CCLP Option Exercise Notice (regardless of which party delivered such notice), or (B) consummate the CCLP Option, in which case the effective date of the consummation of the CCLP Option shall be the date of delivery of such notice, but in such event the Investor shall not be obligated to pay the CCLP Consideration, or any part thereof, until five (5) Business Days after receipt of such certification, PROVIDED, that, if such certification contains exceptions when delivered, or is not accurate and complete, the Investor may, at its option, rescind the exercise of the CCLP Option by notice to the Issuers within five (5) Business Days after receipt of such certification, in which case each of the parties shall take all steps reasonably necessary to put the parties in the same position as if the CCLP Option had not been exercised.

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               (ii) The effective  date of the  consummation  of the CCLP Option pursuant to Section 7.1(c)(i) above is referred to herein as the "CCLP ACQUISITION DATE".

               (iii) Effective the CCLP Acquisition Date,

                    (A) The Investor shall pay the CAI Purchase Price to CAI, CAI shall direct the Investor to pay the CAI Purchase Price to the Capri Principals, in proportion to their ownership of capital stock in CAI as a liquidating distribution from CAI and the Capri Principals shall direct the Investor to pay such amounts payable to them to the Investor as a partial repayment of each of their CAI Notes;

                    (B) The Investor shall pay the CPC Purchase Price to CPC, CPC shall direct the Investor to pay the CPC Purchase Price to the Capri Principals, in proportion to their ownership of capital stock in CPA as a dividend from CPC and the Capri Principals shall direct the Investor to pay such amounts payable to them to the Investor as a partial repayment of each of their CAI Notes;

                    (C) The Investor shall pay $30,000,000 of the CRC Consideration to CRC, CRC shall direct the Investor to pay $19,135,000 of the CRC Consideration to the Capri Principals, in proportion to their ownership of membership interests in CRC as a distribution from CRC, the Capri Principals shall direct the Investor to pay such amounts payable to them to the Investor as, together with the repayment of the CAI Notes described in Sections 7.1(c)(iii)(A) and (B) above, full repayment of each of their CAI Notes, and CRC shall direct the Investor to pay the remaining $10,865,000 of such portion of the CRC Consideration to the Investor as a partial repayment of the CCLP Note.

               (iv) Effective the CCLP Acquisition Date, (A) the obligations of CAI and CPC under the CAI Note Guaranty, the CCLP Note Guaranty and the CRH Note Guaranty shall be released without further action, (B) CRC shall contribute all of its right, title and interest in the CRC/CCLP Loan to CCLP, and (C) interest shall cease to accrue under the CCLP Note, provided, however, that if, when determined, the Initial CCLP Consideration is less than $70,000,000, interest shall be deemed to have continued to accrue on the CCLP Note since the CCLP Acquisition Date as if the amount of such deficiency had remained outstanding under the CCLP Note for the entire period.

          (d) CONDITIONS TO PUT RIGHT. CAI, CPC and CRC's right pursuant to the CCLP Option to require the Investor to purchase and acquire by contribution the partnership interests in CCLP shall be subject to the satisfaction (or waiver by the Investor, in its sole discretion) of the following conditions:

               (i) in respect of any representations and warranties of the Capri Parties made in this Agreement and the other Transaction Documents which are not true and correct as of the Closing Date, the Investor, acting reasonably, shall not have determined that the failure of such representations and warranties to be true and correct would result in Damages in excess of $3,000,000; and

               (ii) the Capri Parties shall have complied in all material respects with all covenants made by them in this Agreement and the other Transaction Documents since the Closing Date, except to the extent that any Event of Default arising from non-compliance with covenants for which a cure period is expressly provided shall have been cured within such period.

          (e) DETERMINATION OF CCLP EBITDA.

               (i) CRC shall, as soon as reasonably practicable after December 31, 2004, but in any event not later than the date on which the consolidated audited financial statements of CCLP and its Subsidiaries are required to be delivered to the Investor pursuant to Section 6.4(a)(i), calculate the EBITDA of CCLP for the year ended December 31, 2004 in accordance with SCHEDULE 7.1(E) (the "CRC PROPOSED CCLP EBITDA") and notify the Investor of the CRC Proposed CCLP EBITDA, which notice shall include, in reasonable detail, the calculations pursuant to which the CRC Proposed CCLP EBITDA was determined, and supporting documentation.

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               (ii) The Issuers shall, promptly following the Investor's request therefor, provide to the Investor all such further information in respect of the CRC Proposed CCLP EBITDA, and the calculation thereof, as the Investor may reasonably request.

               (iii) If the Investor agrees to the CRC Proposed CCLP EBITDA, then it shall constitute the "CCLP EBITDA".

               (iv) Not later than thirty (30) days after the receipt by the Investor of such notice of CRC Proposed CCLP EBITDA, the Investor may deliver a notice (a "CCLP EBITDA OBJECTION NOTICE") to CRC stating that the Investor objects to the CRC Proposed CCLP EBITDA, or any component thereof, or that the Issuers have not provided to the Investor all of the information requested by the Investor pursuant to Section 7.1(e)(ii) above, and setting forth the nature of such objections in reasonable detail. The Investor shall be deemed to have approved the CRC Proposed CCLP EBITDA if it does not deliver a CCLP EBITDA Objection Notice to CRC within such 30-day period.

               (v) If any of the Investor's objections to the CRC Proposed CCLP EBITDA set forth in a CCLP EBITDA Objection Notice remain unresolved thirty (30) days after the date of such notice, then (A) within ten (10) days thereafter the Investor and CRC shall together appoint a third party arbitrator to resolve all disputed items in respect of the calculation of the CRC Proposed CCLP EBITDA, whose decision with respect to the disputed items shall be final and binding and
(B) the Investor shall submit to such arbitrator the Investor's determination of the CCLP EBITDA. The Investor and the Issuers agree that, if the Investor, on the one hand, and the Issuers, on the other hand, do not agree on the appointment of an arbitrator within such time period, the dispute shall be submitted to arbitration pursuant to the AAA Rules, and the parties consent to such submission to arbitration and the appointment of an arbitrator in accordance with the AAA Rules. The arbitrator shall be charged solely with determining which determination of CCLP EBITDA is the most accurate, and such determination shall constitute the "CCLP EBITDA". The party that is not the prevailing party under any proceeding under this Section 7.1(e)(v) shall bear all the costs and expenses of the arbitrator.

               (vi) In the event that the Investor delivers a CCLP EBITDA Objection Notice, then, to the extent (if any) that objections set forth in such CCLP EBITDA Objection Notice are resolved against the Investor, the Investor shall pay to CRC interest, at the rate of 15% per annum, compounded annually, from the date of such CCLP EBITDA Objection Notice until paid, on the dollar amount (if any) of such objections which are resolved against the Investor; payment of any such interest shall be made not later than the Initial CCLP Consideration Payment Date.

          (f) DETERMINATION OF CCA EBITDA.

               (i) CRC shall, as soon as reasonably practicable after June 30, 2005, but not later than September 30, 2005, cause CCA to prepare audited financial statements, complying with the requirements of Section 6.6(a)(i), for the twelve months ended June 30, 2005, and to calculate the EBITDA of CCA for the twelve months ended June 30, 2005 based on such audited financial statements in accordance with SCHEDULE 7.1(F) (the "CRC PROPOSED CCA EBITDA") and notify the Investor of the CRC Proposed CCA EBITDA, which notice shall include, in reasonable detail, the calculations pursuant to which the CRC Proposed CCA EBITDA was determined, and supporting documentation.

               (ii) The Issuers shall, promptly following the Investor's request therefor, provide to the Investor all such further information in respect of the CRC Proposed CCA EBITDA, and the calculation thereof, as the Investor may reasonably request.

               (iii) If the Investor agrees to the CRC Proposed CCA EBITDA, then it shall constitute the "CCA EBITDA".

               (iv) Not later than thirty (30) days after the receipt by the Investor of such notice of CRC Proposed CCA EBITDA, the Investor may deliver a notice (a "CCA EBITDA OBJECTION NOTICE") to CRC stating that the Investor

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objects to the CRC Proposed CCA EBITDA,  or any component  thereof,  or that the
Issuers have not provided to the Investor all of the information requested by the Investor pursuant to Section 7.1(f)(ii) above, and setting forth the nature of such objections in reasonable detail. The Investor shall be deemed to have approved the CRC Proposed CCA EBITDA if it does not deliver a CCA EBITDA Objection Notice to CRC within such 30-day period.

               (v) If any of the Investor's objections to the CRC Proposed CCLP EBITDA set forth in a CCLP EBITDA Objection Notice remain unresolved thirty (30) days after the date of such notice, then (A) within ten (10) days thereafter the Investor and CRC shall together appoint a third party arbitrator to resolve all disputed items in respect of the calculation of the CRC Proposed CCA EBITDA, whose decision with respect to the disputed items shall be final and binding and
(B) the Investor shall submit to such arbitrator the Investor's determination of the CCA EBITDA. The Investor and the Issuers agree that, if the Investor, on the one hand, and the Issuers, on the other hand, do not agree on the appointment of an arbitrator within such time period, the dispute shall be submitted to arbitration pursuant to the AAA Rules, and the parties consent to such submission to arbitration and the appointment of an arbitrator in accordance with the AAA Rules. The arbitrator shall be charged solely with determining which determination of CCA EBITDA is the most accurate, and such determination shall constitute the "CCA EBITDA". The party that is not the prevailing party under any proceeding under this Section 7.1(f)(v) shall bear all the costs and expenses of the arbitrator.

               (vi) In the event that the Investor delivers a CCA EBITDA Objection Notice, then, to the extent (if any) that objections set forth in such CCA EBITDA Objection Notice are resolved against the Investor, the Investor shall pay to CRC interest, at the rate of 15% per annum, compounded annually, from the date of such CCA EBITDA Objection Notice until paid, on the dollar amount (if any) of such objections which are resolved against the Investor; payment of any such interest shall be made not later than the Final CCLP Consideration Payment Date.

          (g) PAYMENT OF CCLP CONSIDERATION. The remainder of the CRC Consideration not paid pursuant to Section 7.1(c)(iii) shall be payable first by payment of an amount (the "INITIAL CCLP CONSIDERATION PAYMENT") equal to the Initial CCLP Consideration less the amounts paid by the Investor pursuant to
Section 7.1(c)(iii), which is calculated based on the CCLP EBITDA, and then by adjustment payments (or offsets, as provided in this Section 7.1(g)) by CRC, on the one hand, or the Investor, on the other hand, after calculation of the CCA EBITDA and the determination of the CCLP Consideration, which is calculated based on the Combined EBITDA, as follows:

               (i) FIRST, the Investor shall pay to CRC the Initial CCLP Consideration Payment upon the later of (x) the CCLP Acquisition Date, and (y) the date on which the CCLP EBITDA is determined in accordance with Section 7.1(e) above (such later date, the "INITIAL CCLP CONSIDERATION PAYMENT DATE"), as follows:

                    (A) FIRST, by offsetting the then outstanding principal balance of the CCLP Note, PROVIDED, HOWEVER, that the CCLP Note shall remain outstanding to the extent not fully offset; and

                    (B) THEN, by payment of the amount of any remainder of the Initial CCLP Consideration Payment, which payment shall be credited against the CRC Consideration:

                         (1) 50% in cash; PROVIDED, that an amount of cash equal
to $1,687,500 less the amount, if any, retained by the Investor as part of the Closing Holdback Amount pursuant to Section 2.7(d) shall be retained by the Investor and added to the Closing Holdback Amount; and

                         (2)  50% in  CharterMac  Restricted  Equity  Securities
(Valued as of the Initial CCLP Consideration Payment Date), as follows:

(a) the number of such CharterMac Restricted Equity Securities having a Value equal to the amount of the CCLP Projected DUS Losses shall be retained by the Investor as the "CCLP ACQUISITION HOLDBACK AMOUNT"; PROVIDED, HOWEVER, that if the Value of all such CharterMac Restricted Equity Securities is less than the amount of CCLP Projected DUS Losses, then cash referred to in the preceding
Section  7.1(g)(i)(B)(1) in the amount of such deficiency shall also be retained

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

by the Investor as part of the CCLP Acquisition Holdback Amount; and (b) any remaining such CharterMac Restricted Equity Securities shall be issued to CRC;

               (ii) THEN, upon the determination of the CCA EBITDA in accordance with Section 7.1(f) above (the "FINAL CCLP CONSIDERATION PAYMENT DATE"):

                    (A) if the CCLP Consideration is less than the Initial CCLP Consideration, then CPC and the Issuers shall be obligated, jointly and severally, to pay to the Investor the amount of such deficiency plus interest on such amount from the Initial CCLP Consideration Payment Date at the rate of 15% per annum, compounded annually (such deficiency amount and interest amount, together, the "CCLP CONSIDERATION DEFICIENCY"), which payment shall be made 50% in cash and 50% in CharterMac Restricted Equity Securities (Valued as of the Initial CCLP Consideration Payment Date); PROVIDED, HOWEVER, that if CPC and the Issuers do not have sufficient CharterMac Restricted Equity Securities (excluding any CharterMac Restricted Equity Securities held by the Investor as part of the CCLP Acquisition Holdback Amount) to pay the CCLP Consideration Deficiency in such manner, CPC and the Issuers shall pay the balance of the CCLP Consideration Deficiency in cash;

                    (B) if CPC and the Issuers fail to pay to the Investor the full amount of the CCLP Consideration Deficiency within three (3) Business Days after the Final CCLP Consideration Payment Date, then (1) CharterMac shall be entitled to cancel CharterMac Restricted Equity Securities held by the Issuers (or Permitted Transferees of any of them) having a Value (as of the Initial CCLP Consideration Payment Date) equal to the CCLP Consideration Deficiency; PROVIDED, HOWEVER, that the exercise of this remedy shall not preclude the Investor from pursuing its remedies to require CAI, CPC and the Issuers to pay any cash portion of the deficiency, and upon such payment CharterMac Restricted Equity Securities having a Value (as of the Initial CCLP Consideration Payment
Date) equal to the cash paid shall be reissued; (2) the Investor shall be entitled to set off any unpaid portion of the CCLP Consideration Deficiency against the CCA Consideration, and (3) CAI, CPC and the Issuers shall remain liable for any remaining unpaid portion of the CCLP Consideration Deficiency;

                    (C) if the CCLP Consideration is greater than the Initial CCLP Consideration, then such excess shall be paid to CRC (which payment shall constitute payment of the balance of the CRC Consideration) as follows:

                         (1) FIRST,  by  offsetting  any  remaining  outstanding
principal balance of the CCLP Note; and

                         (2) THEN,  the Investor  shall pay to CRC any remaining
amount  of such  excess,  which  payment  shall  be made  50% in cash and 50% in
CharterMac Restricted Equity Securities (Valued as of the Initial CCLP Consideration Payment Date) within three (3) Business Days after the Final CCLP Consideration Payment Date; and

                    (D) any outstanding balance of the CCLP Note remaining after the payment in full of the CCLP Consideration shall then become immediately due and payable; and

               (iii) notwithstanding the foregoing, in the event that (A) CharterMac Common Shares are de-listed from the American Stock Exchange, or a notice of such de-listing is delivered to CharterMac by the American Stock Exchange, or (B) the audited financial statements of CharterMac contained in CharterMac's annual report on Form 10-K filed with the SEC in respect of the year preceding the CCLP Acquisition Date are subject to a "going concern"
qualification, then the CCLP Consideration (including the Initial CCLP Consideration) shall be paid entirely in cash.

          (h) ADJUSTMENTS FOR COMMITTED LOANS. Provided that the CCLP Acquisition Date has occurred, in respect of each calendar quarter, commencing with the first quarter of 2005 completed after the CCLP EBITDA has been determined and continuing until all commitments made during the calendar year 2004 in respect of Committed Loans ("2004 COMMITTED LOANS") have expired and/or closed, the Investor shall, promptly after the end of each such quarter, pay to CRC an amount equal to the amount by which the CCLP Consideration would have been increased if the CCLP EBITDA were determined (in accordance with SCHEDULE 7.1(E)) as if origination fees related to 2004 Committed Loans received during such quarter had been received prior to December 31, 2004, PROVIDED, HOWEVER, that the first such payment shall be made in respect of such quarter and any

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prior quarters in 2005.  Notwithstanding the foregoing, no such payment shall be made in respect of any origination fees related to 2004 Committed Loans to the extent that such origination fees were included in revenues for purposes of determining the CCLP EBITDA.

          (i) THE HOLDBACK.

               (i) The Closing Holdback Amount and the CCLP Acquisition Holdback Amount (collectively, the "HOLDBACK") will be retained by the Investor, and will be applied to cover any (A) DUS Losses in respect of loans made by CCLP and its Subsidiaries on or prior to the CCLP Acquisition Date, and (B) Damages resulting from Issuers' breaches of representations and warranties and covenants under this Agreement and the other Transaction Documents, and Issuers' obligations for indemnification pursuant to this Agreement and the other Transaction Documents. All claims referred to in clause (B) of the preceding sentence shall be subject to the provisions of Article VIII.

               (ii) The Investor shall notify the Issuers of any claims of the Investor against the Holdback ("HOLDBACK CLAIM NOTICE"), which notice shall identify the claim in reasonable detail. If, within twenty (20) Business Days after delivery of each Holdback Claim Notice, the Issuers do not notify the Investor that they object to the claim(s) set forth therein ("HOLDBACK OBJECTION NOTICE"), specifying the reasons for such objection in reasonable detail, then the amount claimed in such Holdback Claim Notice shall be deducted by the Investor from the Holdback. If the Issuers timely deliver a Holdback Objection Notice, then no deduction from the Holdback shall be made in respect of claims objected to in such Holdback Objection Notice, until such objection is resolved either by agreement of the Issuers and the Investor, or by a final judgment, not subject to appeal, of a court of competent jurisdiction.

               (iii) In application of the Holdback to cover such DUS Losses or Damages, as applicable, (A) CharterMac Restricted Equity Securities shall be Valued as of the Initial CCLP Consideration Payment Date; and all CharterMac Restricted Equity Securities in the Holdback shall be applied to cover such DUS Losses or Damages, as applicable, prior to any cash (or earnings thereon) in the Holdback being so applied; (B) DUS Losses shall be recovered first by application of the CCLP Acquisition Holdback Amount, up to the entire remaining amount thereof, and then shall be recovered by application of the Closing Holdback; (C) in application of the CCLP Acquisition Holdback Amount, all CharterMac Restricted Equity Securities therein shall be applied prior to any cash (or earnings thereon) being applied; and (D) Damages (not including DUS Losses) shall be recovered first by application of the Closing Holdback, up to the entire remaining amount thereof, and then shall be recovered by application of the CCLP Acquisition Holdback Amount.

               (iv) HOLDBACK RELEASES:

                    (A) On the first anniversary of the CCLP Acquisition Date, 50% of any remaining CCLP Acquisition Holdback Amount, less (1) the amount by which (x) any unpaid claims for DUS Losses pursuant to Holdback Claim Notices (except to the extent subject to an objection pursuant to a Holdback Objection Notice, which objection has been resolved in favor of the Issuers) plus (y) the amount of DUS Losses then estimated (on the same basis used to estimate the CCLP Projected DUS Losses) to be incurred in respect of mortgage loans listed on Part A of SCHEDULE 4.26(S) which are Watch-List Loans as of such first anniversary, exceed 50% of the remaining CCLP Acquisition Holdback Amount, and (2) the amount by which any unpaid claims for Damages described in Section 7.1(i)(i)(B) above pursuant to Holdback Claim Notices (except to the extent subject to an objection pursuant to a Holdback Objection Notice, which objection has been resolved in favor of the Issuers) exceed the remaining amount of the Closing Holdback, shall be released to CRC;

                    (B) On the second anniversary of the CCLP Acquisition Date, any remaining CCLP Acquisition Holdback Amount, less (1) the amount of any unpaid claims for DUS Losses pursuant to Holdback Claim Notices (except to the extent subject to an objection pursuant to a Holdback Objection Notice, which objection has been resolved in favor of the Issuers), and (2) the amount by which any unpaid claims for Damages described in Section 7.1(i)(i)(B) above pursuant to Holdback Claim Notices (except to the extent subject to an objection

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pursuant to a Holdback  Objection  Notice,  which objection has been resolved in favor of the Issuers) exceed the remaining amount of the Closing Holdback, shall be released to CRC;

                    (C) After the second anniversary of the CCLP Acquisition Date, in respect of any claim for DUS Losses pursuant to a Holdback Claim Notice which is subject to an objection pursuant to a Holdback Objection Notice, promptly after resolution of such claim by agreement of the Issuers and the Investor or by a final judgment, not subject to appeal, of a court of competent jurisdiction, (x) if such claim is resolved in favor of the Investor, the amount of such claim shall be deducted by the Investor from any remaining Holdback, and
(y) if such claim is resolved in favor of the Issuers, the amount of such claim shall be released to CRC, but in the case of each such release, only to the extent that such amount would have been released on the second anniversary of the CCLP Acquisition Date, considering claims as of such date of release;

                    (D) On April 30, 2006, any remaining Closing Holdback Amount, less (1) the amount of any unpaid claims for Damages described in
Section 7.1(i)(i)(B) above pursuant to Holdback Claim Notices (except to the extent subject to an objection pursuant to a Holdback Objection Notice, which objection has been resolved in favor of the Issuers) and (2) the amount by which any unpaid claims for DUS Losses pursuant to Holdback Claim Notices (except to the extent subject to an objection pursuant to a Holdback Objection Notice, which objection has been resolved in favor of the Issuers) exceeds the remaining CCLP Acquisition Holdback Amount, shall be released to CRC; and

                    (E) After April 30, 2006, in respect of any claim for Damages described in Section 7.1(i)(i)(B) above pursuant to a Holdback Claim Notice which is in dispute pursuant to a Holdback Objection Notice, promptly after resolution of such claim by agreement of the Issuers and the Investor or by a final judgment, not subject to appeal, of a court of competent jurisdiction, (x) if such claim is resolved in favor of the Investor, the amount of such claim shall be deducted by the Investor from any remaining Holdback (deducting first from any remaining Closing Holdback Amount, and then from any remaining CCLP Acquisition Holdback Amount), and (y) if such claim is resolved in favor of the Issuers, the amount of such claim shall be released to CRC, but only to the extent that such amount would have been released on April 30, 2006, considering claims as of such date of release.

                    (F) From and after the second anniversary of the CCLP Acquisition Date, in respect of Watch-List Loans as of such second anniversary, the Issuers shall pay to the Investor, out of distributions of CCA as provided below in this clause (F):

                         (1) the amount of any DUS Losses  occurring on or prior
to the fourth anniversary of the CCLP Acquisition Date, and

                         (2) the  amount of any DUS Losses  occurring  after the
fourth anniversary of the CCLP Acquisition Date, in respect of such Watch-List Loans which, as of such fourth anniversary, are then experiencing an uncured loan default or delinquency, have a debt service coverage ratio of less than 1.0 to 1.0, are subject to a DUS Loss claim made by Fannie Mae, or in respect of which an event has occurred making the occurrence of a DUS Loss reasonably likely, PROVIDED, that from and after each anniversary of such fourth anniversary, Issuers shall have no obligation to pay Investor for DUS Losses in respect of any of such Watch-List Loans which are not continuing to experience one of the circumstances referred to above in this clause (2) as of such anniversary, in each case up to the lesser of (x) the aggregate amount of DUS Losses estimated (on the same basis used to estimate the CCLP Projected DUS Losses) as of such second anniversary to be incurred in respect of such Watch-List Loans and (y) the amount of the Holdback immediately prior to the release pursuant to Section 7.1(i)(iv)(B) above less the amount of the Holdback applied after such release to satisfy claims referred to in Section 7.1(i)(iv)(B) above. In respect of each such DUS Loss (if any), the Investor shall notify the Issuers of the occurrence of such DUS Loss, identifying the applicable Watch-List Loan and the amount of such DUS Loss payable. The Issuers shall pay to the Investor, when received, up to 50% of any and all distributions made by CCA to CRC after the Issuers' receipt of such notice until the Investor has received the payable amount of the DUS Loss set forth on such notice. As security for such obligation to pay DUS Losses, the Issuers hereby grant to the Investor a security interest in and pledge of any and all distributions to members by CCA received by the Issuers, or any of them, after the second anniversary of the CCLP Acquisition Date (and the Issuers authorize the Investor

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to file financing statements to perfect such security interest at any time on or after the second anniversary of the CCLP Acquisition Date).

               (v) Each release of the CCLP Acquisition Holdback Amount shall be made to CRC and the Capri Principals first by release of any cash constituting part of the CCLP Acquisition Holdback Amount and then by release of CharterMac Restricted Equity Securities constituting part of the CCLP Acquisition Holdback Amount. Each release of the Closing Holdback shall be made to CRC and the Capri Principals by release of cash constituting part of the Closing Holdback.

               (vi)  Dividends  on  CharterMac   Restricted   Equity  Securities
(including those constituting part of the Holdback) shall not be subject to the Holdback.

               (vii) Each release of cash from the Holdback shall include (in addition to the amount released) payment by the Investor to CRC of interest at the Prime Rate on such released amount, from the Closing Date (in respect of releases of Closing Holdback) or the Initial CCLP Consideration Payment Date (in respect of releases of the CCLP Acquisition Holdback Amount), as applicable, to the date of such release.

          (j) DELIVERY OF CCLP OPTION DOCUMENTS. All of the documents and instruments necessary to transfer all partnership interests in CCLP to the Investor shall be executed and delivered by the applicable parties, dated in blank (to be dated the CCLP Acquisition Date), and shall provide that they are not effective until, and will be automatically effective on the CCLP Acquisition Date, which documents shall include, without limitation, instruments of transfer from each of CRC, CAI and CPC, the CCLP Partnership Agreement Amendment, the CCLP Release, the Investor Operating Agreement Amendment, the Exchange Rights Agreement and the Registration Rights Agreement.

          (k) TRANSFERS EFFECTIVE ON CCLP ACQUISITION DATE. Notwithstanding that a portion of the CCLP Consideration may be paid after the CCLP Acquisition Date, the transfer of all of the partnership interests in CCLP to the Investor pursuant to exercise of the CCLP Option shall be effective on the CCLP Acquisition Date.

          (l) ACQUISITION BY INVESTOR AND/OR ITS AFFILIATES. At the Investor's option, the Investor may designate an Affiliate or Affiliates of the Investor to acquire all or part of the partnership interests in CCLP, provided that all such Affiliates are CM Corp. and/or Subsidiaries of CM Corp., and if the Investor makes such designations, then such Affiliate or Affiliates shall be the transferees of such partnership interests in CCLP on the CCLP Acquisition Date, but such designation shall not cause any change in the calculation or manner of payment to the CCLP Consideration.

     7.2 CCA OPTION.

          (a) CCA OPTION. CRH hereby grants to the Investor an option to purchase and, to the extent provided below, acquire by contribution in exchange for CharterMac Restricted Equity Securities (and if such option is exercised CRH shall have the obligation to sell and contribute), and the Investor hereby grants to CRH an option to sell and contribute (and if such option is exercised the Investor shall have the obligation to purchase and acquire by contribution), a 49% membership interest in CCA (the "CCA OPTION") for the following consideration: (i) the purchase by the Investor of an undivided pro rata portion of such forty-nine percent membership interest in CCA for cash in the amount equal to the CCA Consideration MINUS the Value, as of the date of determination of CCA EBITDA in accordance with Section 7.1(f), of the CharterMac Restricted Equity Securities referred to in the following clause (ii), and (ii) the contribution by CRH to the Investor of an undivided pro rata portion of such forty-nine percent membership interest in CCA in consideration of the issuance by the Investor to CRH of CharterMac Restricted Equity Securities pursuant to
Section 7.2(f) below. CRH agrees that CRH shall make such contribution as of the date of determination of CCA EBITDA in accordance with Section 7.1(f).

          (b) NON-DILUTABLE OPTION. The CCA Option shall be non-dilutable, i.e., CCA shall not (i) issue or deliver to any Person any interest in CCA that was not in existence and outstanding on the date of this Agreement or (ii) recognize any purported transfer or assignment of interests in CCA, to any Person other than the Investor.

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          (c)  OPTION  EXERCISE.  At any time on or after  August 1,  2005,  the
Investor, on the one hand, or CRH, on the other hand, may exercise the CCA Option by written notice to the other party (such notice, the "CCA OPTION EXERCISE NOTICE"), PROVIDED, HOWEVER, that (i) the Capri Principals may, by notice to the Investor not later than five (5) Business Days prior to August 1, 2005, delay the date from and after which the CCA Option shall be exercisable to a date not later than June 30, 2006, provided that the Capri Principals have reasonably determined, after consultation with the Investor, that exercise of the CCA Option prior to such delayed date would adversely impact CCA's business (which determination shall be certified by the Capri Principals to the Investor in such notice) and (ii) if requested by the Investor, the Capri Parties will use their commercially reasonable efforts to consummate the exercise of the CCA Option within eighteen months after the Closing Date, to the extent that exercise during such time will not, in the reasonable judgment of the Capri Principals, adversely affect CCA. Notwithstanding the foregoing, the Investor may exercise the CCA Option (and deliver a CCA Option Exercise Notice) at any time when an Event of Default exists.

          (d) CONSUMMATION OF EXERCISE; WITHDRAWAL OF EXERCISE. Within five (5) Business Days after delivery of the CCA Option Exercise Notice, the Issuers shall certify to the Investor that, except as set forth on a schedule to such certification, all of the conditions set forth in Section 7.2(e) below have been satisfied. If such certification is inaccurate or incomplete, or if there are any exceptions set forth on such schedule, the Investor shall be entitled to withdraw the CCA Option Exercise Notice by notice to the Issuers of such withdrawal. If such certification is delivered within such time period, and is accurate and complete and no exceptions are set forth on such schedule, then the effective date of the consummation of the CCA Option shall be the fifth (5th) Business Day after the date of delivery of such certification. If such certification is not delivered within such time period, then the Investor may, at its option, by notice to the Issuers, (i) withdraw the CCA Option Exercise Notice (regardless of which party delivered such notice), or (ii) consummate the CCA Option, but in such event the Investor shall not be obligated to pay the CCA Consideration, or any part thereof, until five (5) Business Days after receipt of such certification, PROVIDED, that, if such certification contains exceptions when delivered, or is not accurate and complete, the Investor may, at its option, rescind the exercise of the CCA Option by notice to the Issuers within five (5) Business Days after receipt of such certification, in which case each of the parties shall take all steps reasonably necessary to put the parties in the same position as if the CCA Option had not been exercised. The effective date of the consummation of the CCA Option pursuant to this Section 7.2(d) is referred to herein as the "CCA ACQUISITION DATE".

          (e) CONDITIONS TO PUT RIGHT. CRH's right pursuant to the CCA Option to require the Investor to purchase and acquire by contribution the membership interests in CCA shall be subject to the satisfaction (or waiver by the Investor, in its sole discretion) of the following conditions:

               (i) in respect of any representations and warranties of the Capri Parties made in this Agreement and the other Transaction Documents which are not true and correct as of the Closing Date, the Investor, acting reasonably, shall not have determined that the failure of such representations and warranties to be true and correct would result in Damages in excess of $3,000,000;

               (ii) the Capri Parties shall have complied in all material respects with all covenants made by them in this Agreement and the other Transaction Documents since the Closing Date, except to the extent that any Event of Default arising from non-compliance with covenants for which a cure period is expressly provided shall have been cured within such period; and

               (iii) the CCLP Acquisition Date shall have occurred.

          (f) PAYMENT OF CCA CONSIDERATION. The CCA Consideration shall be payable:

               (i) on the CCA Acquisition Date, (A) at the Investor's election, by offsetting any unpaid amount of the CCLP Consideration Deficiency, and (B) by offsetting the outstanding principal balance of, and any accrued but unpaid interest on, the CRH Note against the CCA Consideration;

               (ii) upon  determination  of the CCLP EBITDA in  accordance  with
Section  7.1(e) above and the  determination  of CCA EBITDA in  accordance  with
Section 7.1(f) above, any remainder by issuance of CharterMac Restricted Equity Securities (Valued as of the date of such determination of CCA EBITDA) to CRH;

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               (iii)  notwithstanding  the  foregoing,  in the  event  that  (A)
CharterMac Common Shares are de-listed from the American Stock Exchange, or a notice of such de-listing is delivered to CharterMac by the American Stock Exchange, or (B) the audited financial statements of CharterMac contained in CharterMac's annual report on Form 10-K filed with the SEC in respect of the year preceding the CCA Acquisition Date are subject to a "going concern" qualification, then the CCA Consideration shall be paid entirely in cash; and

               (iv) any outstanding balance of the CRH Note remaining after payment in full of the CCA Consideration shall then become immediately due and payable.

          (g) DELIVERY OF CCA ACQUISITION DOCUMENTS. All of the documents and instruments necessary to transfer the 49% membership interest in CCA to the Investor shall be executed and delivered by the applicable parties, dated in blank (to be dated the CCA Acquisition Date), and shall provide that they are not effective until, and will be automatically effective on the CCA Acquisition Date, which documents shall include, without limitation, instruments of transfer from CRH, and the CCA Operating Agreement Amendment.

          (h) EFFECTIVENESS OF EXERCISE OF CCA OPTION. Notwithstanding that a portion of the CCA Consideration may be paid after the CCA Acquisition Date, the transfer of the 49% membership interest in CCA subject to the CCA Option pursuant to exercise of the CCA Option shall be effective the CCA Acquisition Date.

          (i) ACQUISITION BY INVESTOR AND/OR ITS AFFILIATES. At the Investor's option, the Investor may designate an Affiliate or Affiliates of the Investor to acquire all or part of the membership interests in CCA subject to the CCA Option, provided that all such Affiliates are CM Corp. and/or Subsidiaries of CM Corp., and if the Investor makes such designations, then such Affiliate or Affiliates shall be the transferees of such membership interests in CCA on the CCA Acquisition Date, but such designation shall not cause any change in the calculation or manner of payment to the CCA Consideration.

          (j) SECTION 754 ELECTION. In the event that there has been a termination of CCA for federal income tax purposes under Section 708(b) of the Code, CCA shall make a new election under Section 754 of the Code with respect to Investor's purchase and acquisition by contribution of 49% of the membership interests in CCA from CRH and shall file such election with CCA's federal income Tax Return for the taxable period commencing with such termination.

     7.3 TRANSFER RESTRICTIONS ON CHARTERMAC RESTRICTED EQUITY SECURITIES.

          (a) Without the prior written consent of the Investor, which shall be granted or withheld in the sole discretion of the Investor, neither CRC nor CRH shall, directly or indirectly, offer to sell, sell, contract to sell, assign, pledge, grant any option to purchase, make any short sale, exchange, encumber or otherwise dispose of ("TRANSFER") any CharterMac Restricted Equity Securities to any Person, except for (i) Transfers to Permitted Transferees, and (ii) exchange of CharterMac Restricted Equity Securities for CharterMac Common Shares pursuant to the Exchange Rights Agreement (such CharterMac Common Shares, "EXCHANGE SHARES"), PROVIDED, that neither CRC nor CRH shall Transfer any Exchange Shares (except to Permitted Transferees) without the prior written consent of the Investor, which shall be granted or withheld in the sole discretion of the Investor. Notwithstanding the foregoing, (i) 25% of the aggregate amount of CharterMac Restricted Equity Securities issued as part of the CCLP Consideration (including any Exchange Shares issued in exchange therefor) shall be released from the foregoing restriction on Transfer on each of the first four anniversaries of the CCLP Acquisition Date and (ii) 25% of the aggregate amount of CharterMac Restricted Equity Securities issued as part of the CCA Consideration (including any Exchange Shares issued in exchange therefor) shall be released from the foregoing restriction on Transfer on each of the first four anniversaries of the CCA Acquisition Date; and, PROVIDED, FURTHER, that (x) all of the CharterMac Restricted Equity Securities issued as part of the CCLP Consideration (including any Exchange Shares issued in exchange therefor) shall be released from the foregoing restriction on Transfer at such time (if any) when the Investor and its Affiliates cease to be the legal or beneficial holder or owner of more than 50% of the partnership interests in CCLP acquired on the CCLP Acquisition Date and (y) all of the CharterMac Restricted Equity Securities issued as part of the CCA Consideration (including any Exchange Shares issued in exchange therefor) shall be released from the foregoing restriction on Transfer at such time (if any) when the Investor and its Affiliates cease to be the legal or beneficial holder or owner of the membership interests in CCA acquired on the CCA Acquisition Date.

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          (b) "PERMITTED  TRANSFEREE" means: (i) the Capri Principals (including indirect transfers through Capri Companies), (ii) any spouse, parent, lineal descendent, parent-in-law, nephew, niece, brother, sister, brother-in-law, sister-in-law, stepchild, son-in-law and daughter-in-law of any of the persons referred to in (i) above or their respective spouses; (iii) in case of the death of any of the foregoing persons, a transfer by will or by the laws of the
intestate  succession  to  executors,  administrators,   testamentary  trustees,
legatees or beneficiaries; or (iv) trusts, the only beneficiaries of which are listed in (i), (ii), and/or (iii), PROVIDED, in each instance that such Person agrees in writing with the Investor to be bound by the transfer restrictions set forth herein.

     7.4 INVESTOR CCA SALE RIGHT. From and after the third anniversary of the Closing Date, the Investor shall have the right (the "INVESTOR CCA SALE RIGHT") from time to time to sell all or part of its membership interests in CCA at any time, on the following terms:

          (a) Prior to consummating any such sale, the Investor shall submit a written offer (a "CCA SALE OFFER") to sell such membership interests in CCA (the "OFFERED CCA MEMBERSHIP INTERESTS") to CRC, on terms and conditions, including price, not less favorable to CRC than those on which the Investor proposes to sell the Offered CCA Membership Interests to any Person or Persons pursuant to a bona fide, arm's-length offer (a "PROPOSED CCA TRANSFEREE"). The CCA Sale Offer shall disclose the identity of the Proposed CCA Transferee, the Offered CCA Membership Interests proposed to be sold and the principal terms and conditions, including price, of the proposed sale. The consideration payable pursuant to the CCA Sale Offer shall consist entirely of cash, promissory notes of the purchaser, publicly traded securities, or a combination of any thereof.

          (b) CRC shall have the right (the "CCA RIGHT OF FIRST REFUSAL") to purchase the Offered CCA Membership Interests at and on the price and other terms of such CCA Sale Offer. If CRC desires to purchase the Offered CCA
Membership Interests, CRC shall notify the Investor of CRC's election to purchase, within twenty (20) days of the date the CCA Sale Offer was made.
Following such an election to purchase by CRC, the Investor shall, not later than the thirtieth (30) day following the expiration of the 20-day period after the CCA Sale Offer is made (or if such thirtieth (30) day is not a Business Day, then on the next succeeding Business Day), deliver to CRC an assignment of the Offered CCA Membership Interests to CRC, which Offered CCA Membership Interests shall be delivered free and clear of all Liens, against payment to the Investor of the purchase price therefor by CRC. Payment for the Offered CCA Membership Interests shall be made as provided in the CCA Sale Offer or by wire transfer.

          (c) If CRC does not timely elect to purchase the Offered CCA Membership Interests, then the Offered CCA Membership Interests may be sold by the Investor at any time within ninety (90) days after the date the CCA Sale Offer was made. Any such sale shall be to the Proposed CCA Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the Proposed CCA Transferee than those specified in the CCA Sale Offer. Any Offered CCA Membership Interests not sold to the Proposed CCA Transferee within such 90-day period shall continue to be subject to the requirements of a prior offer pursuant to this Section 7.4.

          (d) The Issuers agree, and agree to cause CCA and its Subsidiaries to, cooperate reasonably with the Investor in conducting a sale pursuant to the Investor CCA Sale Right, including, without limitation:

               (i) providing the Investor and, subject to a customary confidentiality agreement, the Proposed CCA Transferee, and their respective representatives, reasonable access to the books, records, properties and facilities of CCA and its Subsidiaries, provided that such access shall be during regular business hours, on reasonable prior notice, and in a manner which will not result in a material disruption of the business of CCA and its Subsidiaries; and

               (ii) using their commercially reasonable efforts (which shall not require any substantial cost or time commitment) to obtain any consents of third parties and Regulatory Bodies required in connection with a sale pursuant to the Investor CCA Sale Right in order to consummate such sale or to continue the business of CCA and its Subsidiaries after the consummation of such sale in substantially the same manner as prior to consummation of such sale.

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     7.5 INVESTOR CCA PUT.

          (a) INVESTOR CCA PUT. CRC hereby grants to the Investor an option to sell to CRC (and if such right is exercised CRC shall have the obligation to purchase) all of the Investor's membership interests in CCA (the "INVESTOR CCA PUT") for the Investor CCA Put Purchase Price.

          (b) OPTION EXERCISE PERIOD. At any time during the period commencing on the third anniversary of the Closing Date and ending on the 90th day following such third anniversary, the Investor may exercise the Investor CCA Put by written notice to CRC (such notice, the "INVESTOR CCA PUT EXERCISE NOTICE").

          (c) INVESTOR CCA PUT PURCHASE PRICE. The "INVESTOR CCA PUT PURCHASE PRICE" shall be the product of (x) the Investor CCA Put EBITDA, multiplied by
(y) eight (8), where "INVESTOR CCA PUT EBITDA" is the EBITDA of CCA determined as follows:

               (i) CRC shall, not later than thirty (30) days after delivery of the Investor CCA Put Exercise Notice, calculate the EBITDA of CCA for the twelve months ended as of the end of the last month preceding the third anniversary of the Closing Date on a basis consistent with SCHEDULE 7.1(E) (the "CRC PROPOSED CCA PUT EBITDA") and notify the Investor of the CRC Proposed CCA Put EBITDA, which notice shall include, in reasonable detail, the calculations pursuant to which the CRC Proposed CCLP EBITDA was determined, and supporting documentation.

               (ii) If the Investor agrees to the CRC Proposed CCA Put EBITDA, then it shall constitute the "INVESTOR CCA PUT EBITDA".

               (iii) Not later than thirty (30) days after receipt by the Investor of such notice of CRC Proposed CCA Put EBITDA, the Investor may deliver a notice (a "CCA PUT EBITDA OBJECTION NOTICE") to CRC stating that the Investor objects to the CRC Proposed CCA Put EBITDA, or any component thereof, or that CRC has not provided sufficient information supporting the CRC Proposed CCA Put EBITDA or that the Investor has not had sufficient time to review any such information, and setting forth the nature of such objections in reasonable detail. The Investor shall be deemed to have approved the CRC Proposed CCA Put EBITDA if it does not deliver a CCA Put EBITDA Objection Notice to CRC within such 30-day period.

               (iv) If any of the Investor's objections to the CRC Proposed CCA Put EBITDA set forth in a CCA Put EBITDA Objection Notice remain unresolved thirty (30) days after the date of such notice, then (A) within ten (10) days thereafter the Investor and CRC shall together appoint a third party arbitrator to resolve all disputed items in respect of the calculation of the CRC Proposed CCA Put EBITDA, whose decision with respect to the disputed items shall be final and binding and (B) the Investor shall submit to such arbitrator the Investor's determination of the CCA Put EBITDA. The Investor and the Issuers agree that, if the Investor, on the one hand, and the Issuers, on the other hand, do not agree on the appointment of an arbitrator within such time period, the dispute shall be submitted to arbitration pursuant to the AAA Rules, and the parties consent to such submission to arbitration and the appointment of an arbitrator in accordance with the AAA Rules. The arbitrator shall be charged solely with determining which determination of Investor CCA Put EBITDA is the most accurate, and such determination shall constitute the "INVESTOR CCA PUT EBITDA". The party that is not the prevailing party under any proceeding under this Section 7.5(c)(iv) shall bear all the costs and expenses of the arbitrator.

          (d) PAYMENT OF THE INVESTOR CCA PUT PURCHASE PRICE. The Investor CCA Put Purchase Price shall be payable by promissory note (the "INVESTOR CCA PUT PROMISSORY NOTE") made by CRC payable to the Investor in the original principal amount equal to the Investor CCA Put Purchase Price, maturing three years after the date of issuance, providing for payment of principal in equal monthly installments to maturity (commencing 90 days after the date of issuance), with interest on the unpaid principal at the rate per annum equal to the Prime Rate plus 2%, which promissory note shall be in the form of EXHIBIT X.

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          (e) INVESTOR CCA PUT CLOSING.

               (i) Within five (5) Business Days after the delivery by CRC to the Investor of the notice setting forth the CRC Proposed CCA Put EBITDA, CRC shall execute and deliver to the Investor the Investor CCA Put Promissory Note, dated, and bearing interest from, the date of the Investor CCA Put Exercise Notice, and against such delivery the Investor shall execute and deliver an instrument of transfer in form reasonably satisfactory to CRC (but without representation or warranty, other than as to ownership and ability to transfer), dated and effective the date of the Investor CCA Put Exercise Notice, pursuant to which the Investor transfers its membership interests in CCA to CRC.

               (ii) If the Investor delivers a CCA Put EBITDA Objection Notice as provided above, and unresolved disputes are to be submitted to arbitration as provided above, then, not later than the date of such submission to arbitration, CRC shall execute and deliver a replacement Investor CCA Put Promissory Note (dated the date of the Investor CCA Put Exercise Notice) in the undisputed amount, against delivery of which the Investor shall cancel the existing Investor CCA Put Promissory Note, and CRC shall simultaneously pay to the Investor the aggregate amount by which payments (of principal and interest) previously due on such re-issued Investor CCA Promissory Note have increased.

               (iii) Upon resolution of any arbitration in respect of a CCA Put EBITDA Objection Notice as provided above, CRC shall execute and deliver a replacement Investor CCA Put Promissory Note (dated the date of the Investor CCA Put Exercise Notice) in the resolved amount against delivery of which the Investor shall cancel the existing Investor CCA Put Promissory Note, and CRC shall simultaneously pay to the Investor the aggregate amount by which payments (of principal and interest) previously due on such re-issued Investor CCA Promissory Note have increased.

     7.6 CCA CALL.

          (a) CCA CALL. CRC hereby grants to the Investor an option to purchase (and if such option is exercised CRC shall have the obligation to sell) all of CRC's membership interests in CCA for the CCA Final Purchase Price (the "INVESTOR CCA CALL").

          (b) EXERCISE OF INVESTOR CCA CALL; TERMINATION. At any time on or after the tenth anniversary of the Closing Date, the Investor may exercise the Investor CCA Call by written notice to CRC (such notice, the "INVESTOR CCA CALL EXERCISE NOTICE"), PROVIDED, however, that the Investor may not exercise the Investor CCA Call at any time after the Investor has sold pursuant to the Investor CCA Sale Right more than 50% of its membership interests in CCA acquired by the Investor pursuant to exercise of the CCA Option or, in connection with any sale of such membership interests, the Investor has not retained the right to exercise the voting rights in respect of all of such membership interests.

          (c) CRC CCA CALL. If the Investor delivers the Investor CCA Call Exercise Notice, CRC shall have the right to purchase the Investor's membership interests in CCA instead of selling CRC's membership interests in CCA to the Investor (the "CRC CCA CALL"), for the CCA Final Purchase Price, PROVIDED, HOWEVER, that, in order to exercise the CRC CCA Call, CRC must notify the Investor of its intent to do so not less than twenty (20) days after delivery of the Investor CCA Call Exercise Notice, which notice (the "CRC CCA CALL NOTICE") shall (i) propose a price for the acquisition of the Investor's membership interests in CCA, and (ii) be irrevocable (and upon delivery of the CRC CCA Call Notice CRC shall have the obligation to purchase the Investor's membership interests in CCA for the CCA Final Purchase Price within twenty (20) Business Days after such price is determined). If CRC does not deliver the CRC CCA Call Notice within such 20-day period, then CRC shall be deemed to have elected to sell its membership interests in CCA to the Investor for the CCA Final Purchase Price.

          (d) CCA FINAL PURCHASE PRICE. The "CCA FINAL PURCHASE PRICE" shall be determined as follows:

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               (i) if CRC has timely delivered the CRC CCA Call Notice, then the price stated therein shall be the proposed purchase price for the acquisition by CRC of the Investor's membership interests in CCA;

               (ii) if CRC does not timely deliver the CRC CCA Call Notice, the Investor shall, within five (5) Business Days after CRC's 20-day period to deliver the CRC CCA Call Notice, notify CRC of the Investor's proposed purchase price for the acquisition by the Investor of CRC's membership interests in CCA;

               (iii) if CRC and the Investor agree to the price proposed pursuant to Section 7.6(d)(i) or (ii) above, as applicable, then such price shall be the CCA Final Purchase Price;

               (iv) if CRC and the Investor have not agreed to the price proposed pursuant to Section 7.6(d)(i) or (ii) above, as applicable, within twenty (20) days after such price is proposed, then each of the Investor and CRC shall promptly, but in any event not later than twenty (20) days after such 20-day period, choose an independent third party (each a "CCA VALUER") to value
(A) if the Investor CCA Call applies, CRC's membership interests in CCA, or (B) if the CRC CCA Call applies, the Investor's membership interests in CCA;

               (v) each CCA Valuer's valuation shall be based on such factors as such CCA Valuer deems relevant, provided that (x) such valuation shall be based on a sale of the entire business of CCA (without giving any value to any control premium), (y) to the extent that the factors considered by such CCA Valuer include CCA's current or future revenues from asset management fees, such CCA Valuer shall take into account any fees payable pursuant to Investment Advisory Contracts then in place (PROVIDED, HOWEVER, that, if the Investor CCA Call applies, the fees payable by an Advisory Client shall only be taken into account if such Advisory Client consents to such acquisition) and (z) if the Investor CCA Call applies, then to the extent that the factors considered by such CCA Valuer include CCA's costs, such CCA Valuer shall take into account increases or decreases to the costs that would be needed to run the business of CCA after the sale, such as any increased salaries and compensation for new senior management at market rates and decreases in respect of senior management that will not continue with CCA after the closing of the sale and purchase pursuant to the Investor CCA Call);

               (vi) if the higher of the valuations of such CCA Valuers is not more than 10% higher than the lower of such valuations, then (A) if the Investor CCA Call applies, the CCA Final Purchase Price shall be the average of such valuations and (B) if the CRC CCA Call applies, the CCA Final Purchase Price shall be equal to (x) the average of such valuations, multiplied by (y) 1.3;

               (vii) if the higher of the valuations of such CCA Valuers is more than 10% higher than the lower of such valuations, then such CCA Valuers shall select an arbitrator, who will select one of the valuations using the baseball arbitration method (i.e., the arbitrator shall determine whichever of the valuations is closer to the valuation it determines to be the value), using the same methodology as set forth in Section 7.6(d)(v) above, including the provisions of clauses (x), (y) and (z) of such Section, and (A) if the Investor CCA Call applies, the CCA Final Purchase Price shall be equal to the amount of such valuation, and (B) if the CRC CCA Call applies, the CCA Final Purchase Price shall be equal to (x) the amount of such valuation multiplied by (y) 1.3;

               (viii) if either the Investor or CRC fails to choose a CCA Valuer in accordance with Section 7.6(d)(iv) above, then the CCA Valuer first chosen by either the Investor or CRC shall be the sole CCA Valuer, and (A) if the Investor CCA Call applies, the CCA Final Purchase Price shall be equal to such CCA Valuer's valuation and (B) if the CRC CCA Call applies, the CCA Final Purchase Price shall be equal to (x) such CCA Valuer's valuation, multiplied by (y) 1.3; and

               (ix) the determination of the CCA Final Purchase Price in accordance with the foregoing shall be final and binding on the Investor and CRC, and any action or proceeding to enforce such determination of the CCA Final Purchase Price, and the consummation at such price of the Investor CCA Call or the CRC CCA Call, as the case may be, may be instituted in the courts provided for in, and shall be subject to the provisions of, Sections 9.9, 9.10 and 9.11.

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          (e) CCA CALL CLOSING. The consummation of the Investor CCA Call or the
CRC CCA Call, as applicable (the "CCA CALL CLOSING"):

               (i) CCA CALL NON-COMPETITION AGREEMENTS. if the Investor CCA Call applies, shall be subject to the execution by each of the Capri Principals (or such of them who were actively involved in the management of CCA and its Subsidiaries during the two years preceding the tenth anniversary of the Closing
Date) and delivery to the Investor of agreements not to compete with the Investor and its Affiliates in the form of EXHIBIT EE ("CCA CALL NON-COMPETITION AGREEMENTS"); and

               (ii) CCA CALL CLOSING DATE. subject to the execution of CCA Call Non-Competition Agreements as provided above (if applicable), shall occur within twenty (20) Business Days after the CCA Final Purchase Price is determined in accordance with the foregoing provisions of this Section 7.6 (the date of the CCA Call Closing, the "CCA CALL CLOSING DATE").

          (f) PAYMENT OF CCA FINAL PURCHASE PRICE. The CCA Final Purchase Price shall be payable on the CCA Call Closing Date:

               (i) if the Investor CCA Call applies:

                    (A) 80% of the CCA Final Purchase Price shall be payable by the Investor to CRC in cash on the CCA Call Closing Date; and

                    (B) 20% of the CCA Final Purchase Price shall be retained in escrow by a third party escrow agent selected by the Investor, and shall be released from such escrow on the following terms:

                         (1)  the  Investor   shall,   as  soon  as   reasonably
practicable, but in any event not later than sixty (60) days, after the twelfth anniversary of the Closing Date, determine whether the annualized revenues from Advisory Clients, calculated subject to the same exclusions as set forth in
Section 7.6(d)(v) above, in place at the tenth anniversary of the Closing Date (the "CCA CALL EXISTING CLIENTS"), for the month preceding such twelfth anniversary, have declined by more than 15% from the annualized revenues from CCA Call Existing Clients during the month preceding such tenth anniversary, not taking into account any revenue decreases resulting from the Investor (and its Affiliates), during the 24 months after such tenth anniversary, terminating without cause members of senior management of CCA in place prior to such tenth anniversary whose termination has resulted in a material loss of CCA Call
Existing Clients or investors in funds sponsored by CCA prior to such tenth anniversary, or of commitments to invest funds from Advisory Clients of CCA existing at such tenth anniversary (provided, that it shall not be considered a decline in annualized revenues if revenues decline due to a sale of an investment by a Separate Account where the applicable Advisory Client has committed to reinvest the proceeds, or a sale of an investment by a Capri Fund);

                         (2) Upon making such determination,  the Investor shall
notify CRC (the "EXISTING CLIENT REVENUES NOTICE") of such determination, which notice shall include, in reasonable detail, the calculations pursuant to which the Investor has made such determination, and supporting documentation;

                         (3) If in  the  Existing  Client  Revenues  Notice  the
Investor notifies CRC that such annualized revenues have not so declined by more than 15%, then such escrow agent shall promptly release such 20% portion of the CCA Final Purchase Price, together with interest earned thereon, to CRC;

                         (4) If in  the  Existing  Client  Revenues  Notice  the
Investor notifies CRC that such annualized revenues have so declined by more than 15%, then:

                              (a) Not later than  thirty (30) days after receipt
by CRC of the Existing Client Revenues Notice, CRC may deliver a notice (an "EXISTING CLIENT REVENUES OBJECTION NOTICE") to the Investor stating that CRC objects to the Investor's determination set forth in the Existing Client Revenues Notice, setting forth the nature of such objections in reasonable detail, and within ten (10) days after CRC delivers an Existing Client Revenues Objection Notice, CRC and the Investor shall together appoint a third party arbitrator to determine whether the annualized revenues from CCA Call Existing

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Clients as of the second  anniversary  of the CCA Call Closing Date has declined by more than 15% from the annualized revenues from CCA Call Existing Clients during the month preceding such tenth anniversary (which determination shall take into account the provisos of Section 7.6(f)(i)(B)(1) above), whose decision with respect thereto shall be final and binding. The Investor and the Issuers agree that, if the Investor, on the one hand, and the Issuers, on the other hand, do not agree on the appointment of an arbitrator within such time period, the dispute shall be submitted to arbitration pursuant to the AAA Rules, and the parties consent to such submission to arbitration and the appointment of an arbitrator in accordance with the AAA Rules. If such arbitrator determines that such revenues have so declined by more than 15%, then such escrow agent shall release such 20% portion of the CCA Final Purchase Price, together with interest earned thereon, to the Investor as a rebate of the CCA Final Purchase Price. If such arbitrator determines that such revenues have not declined by more than 15%, then such escrow agent shall release such 20% portion of the CCA Final Purchase Price to CRC. The party that is not the prevailing party under any proceeding under this Section 7.6(f)(i)(B)(4)(a) shall bear all the costs and expenses of the arbitrator.

                              (b) If  CRC  does  not  deliver an Existing Client
Revenues Objection Notice to the Investor within such 30-day period, then such escrow agent shall release such 20% portion of the CCA Final Purchase Price, together with interest earned thereon, to the Investor as a rebate of the CCA Final Purchase Price.

                         (5)  during  the  24  month   period   from  the  tenth
anniversary of the Closing Date to the twelfth anniversary of the Closing Date, the Investor shall offer to continue employment agreements for senior management of CCA (other than the CRC Principals) who had employment agreements in the ordinary course of business prior to the tenth anniversary of the Closing Date, PROVIDED, that nothing herein shall prevent CCA from terminating any employment agreement for cause, and this obligation to offer to continue employment shall not be breached if a member of senior management does not accept such employment, or terminates his employment with CCA, other than as a result of a material breach of the employment agreement by CCA entitling such member of senior management to terminate his employment agreement; and

               (ii) if the CRC CCA Call applies, 100% of the CCA Final Purchase Price shall be payable by CRC to the Investor in cash on the CCA Call Closing Date.

          (g) RESTRICTION ON ASSIGNMENT AND FINANCING OF CRC CCA CALL. CRC shall not (i) assign its rights in respect of the CRC CCA Call or any interests in CCA, or exercise the CRC CCA Call with a view to or in contemplation of assigning such rights or any interests in CCA, or (ii) finance CRC's exercise of the CRC CCA Call and payment of the CCA Final Purchase Price pursuant thereto, except pursuant to senior and/or mezzanine financing, which may be structured as debt or as a preferred instrument that does not include features customary for common equity (but that may include equity "kickers" customary for mezzanine financing), but which does not otherwise contemplate any acquisition of equity or assets of CCA or any of its Affiliates.

          (h) EXECUTION AND DELIVERY OF DOCUMENTS. On the CCA Call Closing Date, against payment of the CCA Final Purchase Price by wire transfer of immediately available funds, (i) if the Investor CCA Call applies, the applicable Capri Principals shall execute the CCA Call Non-Competition Agreements and CRC shall execute and deliver to the Investor, or (ii) if the CRC CCA Call applies, the Investor shall execute and deliver to CRC, all of the documents and instruments necessary to transfer its membership interests in CCA to the other party, which documents shall include, without limitation, instruments of transfer in respect of such membership interests and an amendment to the CCA Operating Agreement reflecting such transfers.

          (i) PURCHASE BY INVESTOR AND/OR ITS AFFILIATES. At the Investor's option, the Investor may designate an Affiliate or Affiliates of the Investor to acquire all or part of the membership interests in CCA subject to the Investor CCA Call, and if the Investor makes such designations, then such Affiliate or Affiliates shall be the transferees of such membership interests in CCA on the CCA Call Closing Date, but such designation shall not cause any change in the calculation or manner of payment to the CCA Final Purchase Price.

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                                  ARTICLE VIII
                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

     8.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and agreements made by the Issuers or any of the Capri Companies in this Agreement or any of the other Transaction Documents or in any certificate delivered by the Issuers or any of the Capri Companies pursuant hereto or thereto shall survive the Closing until thirty (30) days after receipt by the Investor of the audited financial statements of CCLP and its Subsidiaries and of CCA and its Subsidiaries in respect of the year ended December 31, 2005, but not later than June 30, 2006, except that (a) the representations and warranties contained in Section 4.2 and Section 4.12 shall survive indefinitely, notwithstanding any investigation conducted with respect thereto, and (c) the representations and warranties relating to Tax matters shall survive until 90 days following the expiration of the last of any applicable statutes of limitations applicable to such representation or warranty. All representations, warranties and agreements made by the Investor in this Agreement or any of the other Transaction Documents or in any certificate delivered by the Investor pursuant hereto or thereto shall survive the Closing until thirty (30) days after receipt by the Investor of the audited financial statements of CCLP and its Subsidiaries and of CCA and its Subsidiaries in respect of the year ended December 31, 2005, but not later than June 30, 2006.

     8.2 INDEMNIFICATION BY THE ISSUERS. The Issuers shall indemnify the Investor against, and hold the Investor harmless from, and shall reimburse the Investor for, any loss, liability, claim, damage, expense (including, but not limited to, costs of investigation and defense and reasonable attorneys' fees) or diminution of value (collectively, "DAMAGES") arising from or in connection with (a) any inaccuracy in any of the representations and warranties of the Issuers or any of the Capri Companies in this Agreement (other than the representations and warranties pursuant to Section 4.12 hereof to the extent relating to Capri Real Property owned by Capri Franklin Park) or any of the other Transaction Documents or in any certificate delivered by the Issuers or any of the Capri Companies pursuant hereto or thereto, or any actions, omissions or states of fact inconsistent with any such representation or warranty, (b) any failure by the Issuers or any of the Capri Companies to perform or comply with any covenant or other agreement in this Agreement or any of the other Transaction Documents on its part to be performed, (c) claims by any taxing authorities with respect to Taxes with respect to the period prior to the Closing, (d) any claims made against the Issuers or any of the Capri Companies alleging violation of ERISA or otherwise premised on an ERISA claim with respect to the period prior to the Closing Date, (e) any violation by the Issuers or any of the Capri Companies of any law, rule, regulation, arbitral determination, order, writ decree or injunction prior to the Closing Date, (f) the payment of, or the accelerated vesting, funding or delivery of, or increase in the amount or value of, any payment or benefit to any employee or director of the Capri Companies resulting, pursuant to any employment agreement or Company Plan, from the execution and delivery of this Agreement or the consummation of the Contemplated Transactions (either alone or in connection with another event such as an employment termination) which was not paid from the proceeds of the Loans or the exercise of the Options, (g) any obligations of the Capri Companies under the CAG Purchase Agreement or the CAG Promissory Note, including any payments thereunder required to be made by CCLP (and for this purpose any such payments shall be deemed to be Damages of the Investor), (h) any obligations of the Capri Companies to the Credit Enhancers, including without limitation any obligations pursuant to the Credit Enhancement Clawback Agreement (and for this purpose any payments made by the Capri Companies pursuant thereto shall be deemed to be Damages of the Investor), but excluding any such obligations resulting from a sale by the Investor of Capri Company Equity Interests or assets which would result in payment pursuant to the Credit Enhancement Clawback Right under the express terms of the Credit Enhancement Clawback Agreement, (i) liabilities assumed by CCA pursuant to the Assignment of CCA Assets (provided, that Damages in respect of any such liability shall be deemed to equal 51% of the amount of such liability), (j) any Environmental Liabilities related to the Capri Real Property owned by Capri Franklin Park to the extent that either (x) any Issuer had knowledge of such liability on the date hereof or (y) such liability is not a DUS Loss and CCLP is not reimbursed for such liability by Fannie Mae, (k) the failure of any Mortgage Loan that the applicable borrower had been advised by CCLP or any other Capri Party would be eligible for subordinated debt to be so eligible due to miscoding errors on Fannie Mae applications, as more particularly described on SCHEDULE 4.7 and SCHEDULE 4.13, (l) any matters arising out of the advisory services provided by the Capri Parties (or any of them) to the Carpenter's Fund (as defined in SCHEDULE 4.13) prior to the Closing Date, including without limitation the matters described in SCHEDULE 4.13, or
(m) the potential claim in respect of the Ambassador  Hotel matter  described on
Schedule 4.18(l).

     8.3  INDEMNIFICATION  BY THE  INVESTOR.  The Investor  shall  indemnify the
Issuers  and the Capri  Companies  against  and hold the  Issuers  and the Capri

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Companies harmless from, and shall reimburse the Issuers and the Capri Companies for, any Damages arising from or in connection with (a) any inaccuracy in any of the representations and warranties of the Investor in this Agreement or any of the other Transaction Documents or in any certificate delivered by the Investor pursuant hereto or thereto, or any actions, omissions or states of fact inconsistent with any such representation or warranty, or (b) any failure by the Investor to perform or comply with any covenant or other agreement in this Agreement or any of the other Transaction Documents on its part to be performed.

     8.4 THRESHOLD AMOUNT - ISSUERS. The Issuers shall have no liability (for indemnification or otherwise) with respect to the matters described in clause
(a) or (j) of Section 8.2 above until the total amount of all Damages with respect thereto exceeds $500,000 and then only for the amount by which such Damages exceed $500,000. The Issuers' aggregate liability (for indemnification or otherwise) with respect to such matters will not exceed 20% of the aggregate of the CCLP Consideration and the CCA Consideration. However, this Section shall not apply to any liability which results from any fraud on the part of the Issuers or their respective Affiliates, and the Issuers shall be liable for all Damages with respect thereto.

     8.5 THRESHOLD AMOUNT - INVESTOR. The Investor shall have no liability (for indemnification or otherwise) with respect to the matters described in clause
(a) of Section 8.3 above until the total amount of all Damages with respect thereto exceeds $500,000 and then only for the amount by which such Damages exceed $500,000. The Investor's liability (for indemnification or otherwise) with respect to such matters will not exceed 20% of the aggregate of the CCLP Consideration and the CCA Consideration. However, this Section shall not apply to any liability resulting from any fraud on the part of the Investor or its Affiliates, and the Investor shall be liable for all Damages with respect thereto.

     8.6 PROCEDURE FOR INDEMNIFICATION. Promptly after receipt by an indemnified party under Section 8.2 or 8.3 of notice of the commencement of any action for which indemnification is available under Sections 8.4 or 8.5, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under any such Section, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the indemnifying party demonstrates that the defense of such action is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation and costs and expenses of legal counsel, if the indemnified party and the indemnifying party are both parties to the action and the indemnified party has been advised by counsel that there may be one or more defenses available to it and not available to the indemnifying party. If an indemnifying party assumes the defense of such an action, (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent (which shall not be unreasonably withheld, conditioned or delayed) unless (i) there is no finding or admission of any violation of law or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party and (b) the indemnified party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld, conditioned or delayed). If notice is given to an indemnifying party of the commencement of any action and it does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party. Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that an action may adversely affect it or its affiliates other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such action, with counsel reasonably acceptable to the indemnifying party but the indemnifying party shall not be bound by any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld, conditioned or delayed).

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                                   ARTICLE IX
                                  MISCELLANEOUS

     9.1 AMENDMENT; WAIVER(a) This Agreement may not be amended except by an instrument in writing executed by each of the Issuers and the Investor.

          (b) Any failure of any party to comply with any provision hereof may be waived by the party entitled to the benefit thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such provision shall not operate as a waiver of or estoppel with respect to any subsequent or other failure.

     9.2 EXPENSES(a) All costs and expenses, including, without limitation, fees and disbursements of counsel, advisors and accountants, incurred by the Issuers and their Affiliates in connection with this Agreement and the transactions contemplated hereby shall be paid out of the proceeds of the Notes advanced on the Closing Date, PROVIDED, that if such proceeds are not sufficient to pay all of such expenses of the Issuers and their Affiliates, then the Capri Principals shall pay such excess amount of expenses and such amount shall not be paid by the Capri Companies.

          (b) The Issuers agree to pay promptly, but no later than ten (10) days after the Investor's demand, all out-of-pocket expenses (including reasonable attorneys' fees and costs) incurred by the Investor during the continuance of an Event of Default prior to exercise of both of the Options in connection with the enforcement of or preservation of rights under any of the Notes, Guaranties or Security Agreements, which obligation shall survive payment or satisfaction of payment of amounts owing with respect to the Notes. The amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including the Default Rate) and be a Secured Obligation secured by any Collateral.

          (c) Except as otherwise provided herein, all costs and expenses, including without limitation, fees and disbursements of counsel, advisors and consultants, incurred by the Investor and its Affiliates in connection with this Agreement and the transactions contemplated hereby shall be paid by the Investor or its Affiliates.

     9.3 INDEMNIFICATION AGAINST PAYMENT OF BROKERS' FEES. Except for the amount of $500,000 in respect of the fee set forth on SCHEDULE 4.30, the Issuers agree to defend, indemnify and hold harmless the Investor and its Affiliates from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to the fees of any broker or other agent acting for or on behalf of the Issuers or any of the Capri Companies in respect of the Contemplated Transactions. The Investor agrees (i) on the Closing Date to pay a portion of the fee set forth on SCHEDULE 4.30 in the amount of $500,000, and
(ii) to defend, indemnify and hold harmless the Issuers and the Capri Companies from and against any and all liabilities, damages, penalties, costs, and expenses, relating in any manner to the fees of any broker or other agent acting for or on behalf of the Investor or any Affiliate thereof in respect of the Contemplated Transactions.

     9.4 ASSIGNMENT; PARTIES IN INTEREST. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations herein shall be assigned, except by operation of law by any party hereto without the prior written consent of the other party, which consent may be withheld by any party in its sole discretion. Nothing in this Agreement, express or implied, is intended to confer upon any third person or entity any rights or remedies of any nature whatsoever under this Agreement.

     9.5 FURTHER ASSURANCES. Each of the Issuers agrees that, from and after the date hereof, upon the reasonable request of the Investor and without further consideration, such party will, and will cause its Subsidiaries and Affiliates to, execute and deliver to the Investor such documents and further assurances and will take such other actions as the Investor may reasonably request in order to carry out the purpose and intention of this Agreement.

     9.6 ENTIRE AGREEMENT. This Agreement and the Schedules and Exhibits and other writings referred to herein (including without limitation the Transaction Documents) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and all earlier drafts of this Agreement or any Schedule or Exhibit hereto and all negotiations, conversations, correspondence or other communications relating to the transactions and agreements contemplated by this Agreement are hereby merged with and into this Agreement in such a way as to prevent any party to this Agreement from referring to such drafts, negotiations, conversations, correspondence or other communications in any subsequent dispute between any of the parties hereto. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

     9.7 HEADINGS; REFERENCES. The Article and Section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement. Unless the context otherwise requires, references in this Agreement to Sections, Articles, Schedules and Exhibits are references to Sections and Articles of, and Schedules and Exhibits to, this Agreement.

     9.8 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and delivered by hand or sent by registered or certified mail (postage prepaid, return receipt requested) or by nationally recognized overnight air courier service and shall be deemed to have been duly given or made as of the date delivered if delivered personally, or if mailed, on the third Business Day after mailing (on the first Business Day after mailing in the case of a nationally recognized overnight air courier service) to the parties at the following addresses:

                  If to any Issuer, to:

                  Capri Realty Capital, LLC
                  Capri Realty Holdings, LLC
                  Daryl J. Carter
                  Brian C. Fargo
                  Quintin E. Primo III
                  c/o Capri Capital Limited Partnership
                  875 North Michigan Avenue
                  Suite 3430
                  Chicago, Illinois
                  Attention:  Mr. Quintin E. Primo III

                  with a copy to:

                  Sonnenschein Nath & Rosenthal LLP
                  8000 Sears Tower
                  Chicago, Illinois 60606
                  Attention:  Eric R. Decator, Esq.

                  If to the Investor, to:

                  CM Investor LLC
                  c/o Charter Mac Corporation
                  625 Madison Avenue
                  New York, New York 10022
                  Attention:  Mr. Stuart J. Boesky

                  with a copy to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, New York 10036
                  Attention:  Steven Fishman, Esq.

Any party may by notice given in accordance with this Section 9.8 to the other parties designate another address or Person for receipt of notices hereunder.

     9.9 CONSENT TO JURISDICTION. EACH ISSUER ACKNOWLEDGES THAT THE INVESTOR'S PRINCIPAL OFFICE IS LOCATED IN NEW YORK, NEW YORK AND THAT THE INVESTOR MAY BE IRREPARABLY HARMED IF IT IS REQUIRED TO INSTITUTE OR DEFEND ANY ACTION IN ANY JURISDICTION OTHER THAN THE SOUTHERN DISTRICT OF NEW YORK OR NEW YORK COUNTY, NEW YORK. THEREFORE, EACH ISSUER IRREVOCABLY AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING BY SUCH ISSUER RELATING TO THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS SHALL BE BROUGHT ONLY IN THE CIRCUIT COURT OF NEW YORK COUNTY OR IN THE SOUTHERN DISTRICT OF NEW YORK. EACH ISSUER CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDINGS BY THE INVESTOR AND WAIVES ANY OBJECTION WHICH SUCH ISSUER MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN EITHER SUCH COURT. EACH ISSUER AGREES TO JOIN THE INVESTOR IN ANY PETITION FOR REMOVAL TO EITHER SUCH COURT.

     9.10 WAIVER OF JURY TRIAL. EACH ISSUER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT SUCH ISSUER MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER TRANSACTION DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE INVESTOR. EACH ISSUER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE INVESTOR TO ENTER INTO THIS AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT, AND THAT THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF THE OTHER TRANSACTION DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

     9.11 GOVERNING LAW. This Agreement and the other Transaction Documents, and the rights and duties of the parties hereto, shall be construed and determined in accordance with the laws of the State of New York, without regard to conflicts of law doctrine.

     9.12 COUNTERPARTS; FACSIMILE. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which when taken together shall constitute one and the same agreement. Original signatures hereto and to other Transaction Documents may be delivered by facsimile which shall be deemed originals.

     9.13 SEVERABILITY. If any provision of this Agreement, or the application thereof, shall for any reason or to any extent be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall continue in full force and effect and in no way be affected, impaired or invalidated.

     9.14 SPECIFIC PERFORMANCE. The Issuers acknowledge that the subject matter of this Agreement is unique and that no adequate remedy at law would be available to the Investor for breach of the obligations of the Issuers and their respective Affiliates pursuant to Article VII of this Agreement. Accordingly, the Issuers agree that the Investor shall be entitled to an appropriate decree of specific performance or other equitable remedies to enforce the obligations of the Issuers and their respective Affiliates pursuant to Article VII of this Agreement (without any bond or other security being required) and the Issuers waive the defense in any action or proceeding brought to enforce the obligations of the Issuers and their respective Affiliates pursuant to Article VII of this Agreement that there exists an adequate remedy at law.

     9.15 OTHER REMEDIES. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party shall be deemed cumulative with and not exclusive of any other remedy conferred hereby or by law, or in equity on such party, and the exercise of any one remedy shall not preclude the exercise of any other.

     9.16 CONSTRUCTION OF AGREEMENT; KNOWLEDGE.

          (a) The parties have participated jointly in the drafting of this Agreement, and each party was represented by counsel in the negotiation of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          (b) For purposes of this Agreement, the term "knowledge," when used in reference to the Issuers, means the knowledge of the Issuers, Don Meyer and Mark Duggal (or any other Person performing duties performed by any thereof), assuming that such Persons have made inquiry that is customary and appropriate under the circumstances to which reference is made.

     9.17 NO THIRD PARTY BENEFICIARY. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

     9.18 PUBLICITY. Except as required by law, and for disclosures to parties from whom consents are sought pursuant to this Agreement (but only to the extent reasonably required in connection with seeking such consent), neither the Capri Parties, on the one hand, nor the Investor, on the other hand, shall make any public disclosure of the execution of this Agreement or of the terms hereof or actions or transactions contemplated hereby without the prior written consent of the other party/ies to such disclosure and the form thereof, which consent shall not be unreasonably withheld. The Capri Parties consent to the filing by CharterMac with the SEC of a Form 8-K or other filings by CharterMac with the SEC, disclosing the execution of this Agreement, and the Investor consents to the disclosure by the Capri Parties of information contained in any such Form 8-K or other filings after the filing thereof with the SEC. The Issuers covenant and agree with the Investor that the Issuers shall not, and shall cause the Capri Companies not to, refer to or use the name of CharterMac or any of its Affiliates in connection with the promotion or marketing of any Capri Funds, Separate Accounts, Investment Advisory Contracts, or in communication with Advisory Clients or prospective Advisory Clients, or otherwise in connection with the Business, whether before or after the Closing, without the Investor's prior written consent.


                               [SIGNATURES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


ISSUERS:                         CAPRI REALTY CAPITAL, LLC




                                 By:
                                        ----------------------------------------
                                        Quintin E. Primo III
                                        Its Co-Chairman


                                 CAPRI REALTY HOLDINGS, LLC




                                 By:
                                        ----------------------------------------
                                        Quintin E. Primo, III
                                        Its Co-Chairman



                                 -----------------------------------------------
                                        Daryl J. Carter



                                 -----------------------------------------------
                                        Brian C. Fargo


                                 -----------------------------------------------
                                        Quintin E. Primo III


INVESTOR:                        CM INVESTOR LLC

                                 By:    Charter Mac Corporation, its Sole Member


                                 By:
                                        ----------------------------------------
                                        Name:
                                        Title:

OTHER CAPRI COMPANIES:

For the purpose of agreeing to its grants of options and other agreements set forth in Article VII, confirming the truth and accuracy of the representations and warranties made in respect of it in Article IV, agreeing to the covenants requiring or restricting action on its part in Article VI, and agreeing to the Investor's entitlement to specific performance as set forth in Section 9.14, each of the undersigned has executed this Agreement as of the date first above written.

                                 CAPRI ACQUISITION, INC.



                                 By:
                                          --------------------------------------
                                          Quintin E. Primo, III
                                          Its Co-Chairman

                                 CPC REALTY ADVISORS, INC.



                                 By:
                                          --------------------------------------
                                          Quintin E. Primo, III
                                          Its Co-Chairman


                                 CAPRI CAPITAL ADVISORS, LLC



                                 By:
                                          --------------------------------------
                                          Quintin E. Primo, III
                                          Its Co-Chairman

                                                                 SCHEDULE 7.1(E)

                    DETERMINATION OF CRC PROPOSED CCLP EBITDA

          The CRC Proposed CCLP EBITDA shall be determined in the following manner:

          DEFINITIONS. Defined terms used in this SCHEDULE 7.1(E) that are defined in the Agreement have the meanings given to them in the Agreement. As used in this SCHEDULE 7.1(E), the following terms have the following meanings:

     "CREDIT ENHANCEMENT AGREEMENT" means that certain Amended and Restated Credit Enhancement Umbrella Agreement dated as of November 19, 1999, as amended, made by and among CAI, CCLP and Capri Holdings, and the Credit Enhancers.

     "EBITDA" means, with respect to any period and GAAP financial statements covering such period, the sum of (i) net income for such period; (ii) all interest expense for such period; (iii) all provisions for income taxes for such period; and (iv) depreciation and amortization for such period, in each case as set forth in such GAAP financial statements.

          DETERMINATION OF CRC PROPOSED CCLP EBITDA

          The "CRC PROPOSED CCLP EBITDA" shall equal the EBITDA of Capri Holdings and its Subsidiaries for the year ended December 31, 2004, derived from its audited GAAP financial statements for such period, subject to the following adjustments:

               (i) third party out-of-pocket expenses relating to the Interim Loan, and entering into the Agreement shall be eliminated;

               (ii) third party out-of-pocket expenses relating to actions taken by CCLP and its Subsidiaries pursuant to requests of the Investor in connection with the preparation of, and audit of, financial statements of CCLP and its Subsidiaries in order that such financial statements will meet the applicable requirements for inclusion as part of the financial statements of a public company filed with the SEC, shall be eliminated;

               (iii) the effect of revenues and expenses allocated after the CCLP Acquisition Date either to CCLP and its Subsidiaries, on the one hand, or CharterMac and its Affiliates, on the other hand, which would have been revenues or expenses, as applicable, of the other party if the CCLP Acquisition Date had not occurred, shall be eliminated;

               (iv) the effect of revenues and expenses from parties whose consent or waiver is required pursuant to Section 3.1(j) but is not obtained prior to the Closing Date, shall be eliminated;

               (v) expenses shall be adjusted to eliminate the one time or non-recurring items relating to the repayment of the Bank Term Loan and obligations under the Credit Enhancement Agreement, the proposed financing by CalPERS of such repayments, entering into the Agreement, and the transactions consummated pursuant to the CAG Purchase Agreement;

               (vi) 50% of the salary, payroll taxes and employee benefits for Carter, and 50% of the overhead and travel expenses allocable to Carter (PROVIDED, that such overhead and travel expenses allocated to PW Funding shall not exceed $75,000) after the Closing Date will be allocated to each of PW Funding and Capri Holdings; as a result only 50% of Carter's salary, payroll taxes, and employee benefits and the remainder of the travel expenses and allocable overhead will be treated as an expense in calculating the CRC Proposed CCLP EBITDA;

               (vii) interest on the Warehousing Facility shall be deducted in calculating the CRC Proposed CCLP EBITDA;

               (viii) DUS Losses and reserves for DUS Losses will be eliminated;

               (ix) revenues shall include origination fees related to Mortgage Loans which are closed under the Warehousing Facility in 2004 and which are subject to a binding commitment from the buyer to acquire such Mortgage Loan, but which are not delivered until 2005 (provided that any revenues in 2004 from any such transactions involving Mortgage Loans closed in 2003 and delivered to the buyer in 2004 shall be excluded from revenues); and

               (x) revenues, net of commissions or fees payable by CCLP and its Subsidiaries to brokers or originators and other closing costs, shall include origination fees related to 2004 Committed Loans, to the extent that such 2004 Committed Loans have closed on or prior to the date that CRC notifies the Investor of the CRC Proposed CCLP EBITDA pursuant to Section 7.1(e)(i) of the Agreement;

               (xi) revenues shall exclude origination fees, net of commissions or fees payable by CCLP and its Subsidiaries to brokers or originators and other closing costs, related to Committed Loans made prior to January 1, 2004;

               (xii) the amount of any payment of, or accelerated vesting, funding or delivery of, or increase in the amount or value of, any payment or benefit to any employee or director of the Capri Companies resulting from the execution and delivery of the Agreement or the consummation of the Contemplated Transactions (either alone or in connection with another event such as an employment termination) or from the termination of redundant or unnecessary employees including, without limitation Robert M. Berger, Benny Neopolitan and any employees of CCLP whose employment is terminated at the request of, or with the consent of, the Investor, shall be eliminated; and

               (xiii) capitalized servicing income shall be eliminated.

                                                                 SCHEDULE 7.1(F)

                    DETERMINATION OF CRC PROPOSED CCA EBITDA

          The CRC Proposed CCA EBITDA shall be determined in the following manner:

          DEFINITIONS. Defined terms used in this SCHEDULE 7.1(F) that are defined in the Agreement have the meanings given to them in the Agreement. As used in this SCHEDULE 7.1(F), the following terms have the following meanings:

     "EBITDA" means with respect to any period and GAAP financial statements covering such period, the sum of (i) net income for such period; (ii) all interest expense for such period; (iii) all provisions for income taxes for such period; and (iv) depreciation and amortization for such period, in each case as set forth in such GAAP financial statements.

          DETERMINATION OF CRC PROPOSED CCA EBITDA

          The "CRC PROPOSED CCA EBITDA" shall equal the EBITDA of CCA and its Subsidiaries for the twelve months ended June 30, 2005, derived from its audited GAAP financial statements for such period, subject to the following adjustments:

               (i) third party out-of-pocket expenses relating to the Interim Loan and the transactions contemplated by the Agreement shall be eliminated;

               (ii) third party out-of-pocket expenses relating to actions taken by CCA and its Subsidiaries pursuant to requests of the Investor in connection with (A) the preparation of, and audit of, financial statements of CCA and its Subsidiaries in order that such financial statements will meet the applicable requirements for inclusion as part of the financial statements of a public company filed with the SEC or (B) engaging as CCA's auditors the independent accountants used by the Investor, to the extent that such expenses exceed the expenses which would have been incurred during such period if CCA had continued using its existing auditors, shall be eliminated;

               (iii) revenues shall be reduced by the annualized revenues relating to Advisory Clients whose consent or waiver is required for the consummation of the CCA Option but has not been obtained;

               (iv) with respect to Capri Select Income II, asset management fees will be based on an annualization of asset management fees accrued in accordance with GAAP for the month ended October 31, 2005, considering only investors admitted through September 30, 2005, such annualization to be calculated by multiplying the daily average of such asset management fees for the month ended October 31, 2005 by 365;

               (v) the expenses of CCA will be increased by any expenses which would have been incurred by CCA if it had provided asset management services to Capri Select Income II for a full year with all commitments which resulted in the annualized asset management fees under (ii) above fully funded, and such funds fully invested throughout such full year;

               (vi) placement agent fees will be adjusted by allocating placement agent fees incurred in any year over the expected life of the investment (E.G., placement agent fees for Capri Select Income II will be allocated in equal portions over eight years);

               (vii) any incremental audit costs incurred in 2004 or 2005 due to the conduct of an audit for the 12 months ended June 30, 2005 (which would not have otherwise been incurred in connection with the year-end audit) shall be excluded;

               (viii) any payments or distributions to CCA on account of any Promotes, returns on capital and returns of capital allocable to CCA for distribution to Persons entitled to them under Sections 6.7(a), 6.7(c)(iv) and 6.7(d) shall be excluded from revenues, and any payment or distribution thereof by CCA shall be excluded from expenses;

               (ix) the amount of any payment of, or accelerated vesting, funding or delivery of, or increase in the amount or value of, any payment or benefit to any employee or director of the Capri Companies resulting from the execution and delivery of the Agreement or the consummation of the Contemplated Transactions (either alone or in connection with another event such as an employment termination) or from the termination of redundant or unnecessary employees including, without limitation Robert M. Berger, Benny Neopolitan and any employees of CCLP whose employment is terminated at the request of, or with the consent of, the Investor, shall be eliminated; and

               (x) the expense of salary, payroll taxes and employee benefits (not including bonus) for Fargo shall be determined as if Fargo were employed pursuant to the Fargo Employment Agreement beginning July 1, 2004, and actual bonus received by Fargo since July 1, 2004 shall be deducted as an expense.


                                TABLE OF CONTENTS
                                -----------------

                                                                                     PAGE
ARTICLE I DEFINITIONS..................................................................1

ARTICLE II LOANS 17
  2.1   THE LOANS.....................................................................17
        ---------
  2.2   REPAYMENT OF PRINCIPAL........................................................18
        ----------------------
  2.3   OBLIGATION TO PAY; NOTES......................................................18
        ------------------------
  2.4   INTEREST......................................................................19
        --------
  2.5   PREPAYMENTS...................................................................22
        -----------
  2.6   METHOD AND PLACE OF PAYMENT...................................................23
        ---------------------------
  2.7   USE OF PROCEEDS...............................................................23
        ---------------
  2.8   CLOSING HOLDBACK..............................................................24
        ----------------
  2.9   REORGANIZATION................................................................24
        --------------

ARTICLE III CONDITIONS TO CLOSING.....................................................24
  3.1   CONDITIONS TO THE INVESTOR'S OBLIGATIONS......................................24
        ----------------------------------------
  3.2   CONDITIONS TO THE CAPRI PARTIES' OBLIGATIONS..................................27
        --------------------------------------------

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE ISSUERS..............................28
  4.1   ORGANIZATION OF THE CAPRI COMPANIES...........................................28
        -----------------------------------
  4.2   CAPITALIZATION................................................................29
        --------------
  4.3   AUTHORIZATION, ENFORCEABILITY.................................................30
        -----------------------------
  4.4   NO CONFLICT...................................................................30
        -----------
  4.5   FINANCIAL STATEMENTS; ASSETS..................................................31
        ----------------------------
  4.6   BOOKS AND RECORDS.............................................................32
        -----------------
  4.7   NO UNDISCLOSED LIABILITIES....................................................32
        --------------------------
  4.8   ABSENCE OF CERTAIN CHANGES....................................................32
        --------------------------
  4.9   NO MATERIAL ADVERSE CHANGE....................................................33
        --------------------------
  4.10  TITLE; LIENS; CONDITION; INTELLECTUAL PROPERTY; ACCOUNTS RECEIVABLE...........33
        -------------------------------------------------------------------
  4.11  CAPRI REAL PROPERTY...........................................................34
        -------------------
  4.12  ENVIRONMENTAL MATTERS.........................................................35
        ---------------------
  4.13  LITIGATION....................................................................36
        ----------
  4.14  TAXES.........................................................................36
        -----
  4.15  CONTRACTS AND COMMITMENTS.....................................................37
        -------------------------
  4.16  INVESTMENT ADVISORY CONTRACTS AND PROGRAMS....................................38
        ------------------------------------------
  4.17  INVESTMENT ADVISOR GOVERNMENTAL REGISTRATION..................................38
        --------------------------------------------
  4.18  CAPRI FUNDS...................................................................39
        -----------
  4.19  INVESTMENT PERFORMANCE........................................................41
        ----------------------
  4.20  STATUS OF AGREEMENTS..........................................................41
        --------------------
  4.21  INSURANCE.....................................................................41
        ---------
  4.22  LABOR RELATIONS...............................................................42
        ---------------
  4.23  EMPLOYEE BENEFIT PLANS........................................................42
        ----------------------
  4.24  COMPLIANCE WITH LAW; NO LIMITATIONS...........................................44
        -----------------------------------
  4.25  RELATED PARTY TRANSACTIONS AND INTERESTS......................................45
        ----------------------------------------
  4.26  MORTGAGE LOANS AND SERVICING..................................................46
        ----------------------------
  4.27  MORTGAGE LOAN COLLATERAL......................................................51
        ------------------------
  4.28  DEFAULT/FORECLOSURE; PRIOR CLAIMS EXPERIENCE..................................51
        --------------------------------------------
  4.29  NO DISTRIBUTIVE INTENT........................................................52
        ----------------------
  4.30  NO BROKERS OR FINDERS.........................................................52
        ---------------------
  4.31  DISCLOSURE....................................................................52
        ----------


ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE INVESTOR..............................53
  5.1   EXISTENCE AND POWER...........................................................53
        -------------------
  5.2   AUTHORIZATION.................................................................53
        -------------
  5.3   NON-CONTRAVENTION.............................................................53
        -----------------
  5.4   INVESTMENT....................................................................53
        ----------
  5.5   NO BROKERS OR FINDERS.........................................................53
        ---------------------
  5.6   DISCLOSURE....................................................................53
        ----------

ARTICLE VI COVENANTS..................................................................54
  6.1   NO SOLICITATION...............................................................54
        ---------------
  6.2   TRANSFER PRICING..............................................................54
        ----------------
  6.3   THE ISSUERS...................................................................54
        -----------
  6.4   AFFIRMATIVE COVENANTS OF CCLP AND ITS SUBSIDIARIES............................55
        --------------------------------------------------
  6.5   NEGATIVE COVENANTS OF CCLP AND ITS SUBSIDIARIES...............................58
        -----------------------------------------------
  6.6   AFFIRMATIVE COVENANTS OF CCA AND ITS SUBSIDIARIES.............................62
        -------------------------------------------------
  6.7   RETURNS AND PROMOTES ON EXISTING FUNDS AND FUTURE FUNDS.......................65
        -------------------------------------------------------
  6.8   NEGATIVE COVENANTS OF CCA AND ITS SUBSIDIARIES................................67
        ----------------------------------------------

ARTICLE VII OPTIONS...................................................................71
  7.1   CCLP OPTION...................................................................71
        -----------
  7.2   CCA OPTION....................................................................78
        ----------
  7.3   TRANSFER RESTRICTIONS ON CHARTERMAC RESTRICTED EQUITY SECURITIES..............80
        ----------------------------------------------------------------
  7.4   INVESTOR CCA SALE RIGHT.......................................................81
        -----------------------
  7.5   INVESTOR CCA PUT..............................................................82
        ----------------
  7.6   CCA CALL......................................................................83
        --------

ARTICLE VIII SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.............................87
  8.1   SURVIVAL OF REPRESENTATIONS AND WARRANTIES....................................87
        ------------------------------------------
  8.2   INDEMNIFICATION BY THE ISSUERS................................................87
        ------------------------------
  8.3   INDEMNIFICATION BY THE INVESTOR...............................................88
        -------------------------------
  8.4   THRESHOLD AMOUNT - ISSUERS....................................................88
        --------------------------
  8.5   THRESHOLD AMOUNT - INVESTOR...................................................88
        ---------------------------
  8.6   PROCEDURE FOR INDEMNIFICATION.................................................88
        -----------------------------

ARTICLE IX MISCELLANEOUS..............................................................89
   9.1  AMENDMENT; WAIVER.............................................................89
        -----------------
   9.2  EXPENSES......................................................................89
        --------
   9.3  INDEMNIFICATION AGAINST PAYMENT OF BROKERS' FEES..............................90
        ------------------------------------------------
   9.4  ASSIGNMENT; PARTIES IN INTEREST...............................................90
        -------------------------------
   9.5  FURTHER ASSURANCES............................................................90
        ------------------
   9.6  ENTIRE AGREEMENT..............................................................90
        ----------------
   9.7  HEADINGS; REFERENCES..........................................................90
        --------------------
   9.8  NOTICES.......................................................................90
        -------
   9.9  CONSENT TO JURISDICTION.......................................................91
        -----------------------
   9.10 WAIVER OF JURY TRIAL..........................................................92
        --------------------
   9.11 GOVERNING LAW.................................................................92
        -------------
   9.12 COUNTERPARTS; FACSIMILE.......................................................92
        -----------------------
   9.13 SEVERABILITY..................................................................92
        ------------
   9.14 SPECIFIC PERFORMANCE..........................................................92
        --------------------
   9.15 OTHER REMEDIES................................................................92
        --------------
   9.16 CONSTRUCTION OF AGREEMENT; KNOWLEDGE..........................................92
        ------------------------------------
   9.17 NO THIRD PARTY BENEFICIARY....................................................93
        --------------------------
   9.18 PUBLICITY.....................................................................93
        ---------

                         TABLE OF EXHIBITS AND SCHEDULES
                         -------------------------------



Exhibit A               CCLP Note
Exhibit B               CRH Note
Exhibit C               CAI Note
Exhibit D               Capri Companies Guaranty
Exhibit E               Capri Principals Guaranty
Exhibit F               Exchange Rights Agreement
Exhibit G               Associates Membership Interests Security Agreement
Exhibit H               Capri Holdings Membership Interests Security Agreement
Exhibit I               Capri Principals Security Agreement
Exhibit J               CCA Assets Security Agreement
Exhibit K               CCA Membership Interests Security Agreement
Exhibit L               CCLP Assets Security Agreement
Exhibit M               CCLP Membership Interests Security Agreement
Exhibit N               CCM Membership Interests Security Agreement
Exhibit O               CRC Assets Security Agreement
Exhibit O1              CRH Assets Security Agreement
Exhibit O2              CRH Membership Interests Security Agreement
Exhibit P               Finance Membership Interests Security Agreement
Exhibit Q               Servicing Rights Security Agreement
Exhibit R               Assignment of CCA Assets
Exhibit S               CCA Operating Agreement Amendment
Exhibit T               Investor Operating Agreement Amendment
Exhibit U               Registration Rights Agreement
Exhibit V               Legal Opinion of Sonnenschein Nath & Rosenthal LLP
Exhibit W               Legal Opinion of Proskauer Rose LLP
Exhibit X               Investor CCA Put Promissory Note
Exhibit Y               Carter Employment Agreement
Exhibit Z               Carter Non-Competition Agreement
Exhibit AA              Fargo Employment Agreement
Exhibit BB              Fargo Non-Competition Agreement
Exhibit CC              Primo Employment Agreement
Exhibit DD              Primo Non-Competition Agreement
Exhibit EE              CCA Call Non-Competition Agreement
Exhibit FF              Capri Release
Schedule 1.1-A          Capri Funds - Employee Incentive/Co-Investment Vehicles
Schedule 1.1-C          Watch-List Criteria
Schedule 3.1(o)         Mortgage Banking Business Communications
Schedule 4.1            Organization of Capri Companies
Schedule 4.2(a)         Capitalization
Schedule 4.4(a)         No Conflict
Schedule 4.5(c)         Mortgage Loan Investor Financial Requirements Compliance
Schedule 4.7            Liabilities
Schedule 4.8            Absence of Certain Changes
Schedule 4.10(a)        Capri Real Property
Schedule 4.10(c)        Mortgage Banking Business Proprietary Rights
Schedule 4.10(e)        Advisory Business Proprietary Rights
Schedule 4.10(f)        Violations
Schedule 4.10(g)        Accounts Receivable
Schedule 4.13           Litigation
Schedule 4.15           Contracts and Commitments
Schedule 4.16(a)        Investment Advisory Contracts
Schedule 4.16(b)        Investment Programs

Schedule 4.17(a)        Investment Advisor Governmental Registration
Schedule 4.17(f)        Solicitations
Schedule 4.17(g)        SEC audits
Schedule 4.17(h)        Customer Complaints
Schedule 4.18(a)        Capri Funds
Schedule 4.18(k)        Capri Funds - Material Changes
Schedule 4.18(l)        Capri Funds - Claims
Schedule 4.20(b)        Status of Agreements
Schedule 4.21           Insurance
Schedule 4.22(a)        Capri Companies Employees
Schedule 4.22(b)        Change of Control Payments
Schedule 4.22(c)        Compliance with Labor Laws
Schedule 4.23           Employee Benefit Plans
Schedule 4.24           Compliance with Law; No Limitations
Schedule 4.25(a)        CCLP/CCA Related Party Transactions
Schedule 4.25(b)        Capri Companies Related Party Transactions
Schedule 4.25(c)        Related Party Interests - the Business
Schedule 4.25(d)        Related Party Interests - Competitors
Schedule 4.26(b)        Mortgage Banking Customers
Schedule 4.26(c)        Mortgage Servicing Agreements
Schedule 4.26(d)(i)     Serviced Loans
Schedule 4.26(d)(iv)    Watch-List Serviced Loans
Schedule 4.26(d)(v)     Non-Ordinary Course Serviced Loans
Schedule 4.26(e)(i)     Warehouse Loans
Schedule 4.26(e)(ii)    Warehouse Loans - Title/Liens
Schedule 4.26(e)(iii)   Watch-List Warehouse Loans
Schedule 4.26(e)(iv)    Warehouse Loans - Future Advances
Schedule 4.26(e)(v)     Warehouse Loans - Prepayment Notices
Schedule 4.26(e)(vi)    Non-Ordinary Course Warehouse Loans
Schedule 4.26(e)(vii)   Committed Loans
Schedule 4.26(f)        Validity and Enforceability of Mortgage Loan Documents
Schedule 4.26(h)        Compliance
Schedule 4.26(j)        Servicing Audits and Inquiries
Schedule 4.26(n)(ii)    Interest on Custodial Accounts
Schedule 4.26(o)        Obligations as to Principal and Interest Advances
Schedule 4.26(q)        Origination and Brokerage Fees
Schedule 4.26(s)        CCLP Projected DUS Losses
Schedule 4.27           Condemnation/Casualty of Collateral
Schedule 4.28           Default, Foreclosure and Prior Claims
Schedule 4.30           Brokers/Finders
Schedule 6.4(a)(iv)     CCLP Approved Budget
Schedule 6.4(d)         CCLP Principal Places of Business
Schedule 6.5(c)         CCLP Indebtedness
Schedule 6.5(d)         CCLP Liens
Schedule 6.6(a)(iii)    CCA Approved Budget
Schedule 6.6(a)(v)      Investment Advisory Business Management Reports
Schedule 6.6(d)         CCA Principal Places of Business
Schedule 6.8(b)         Permitted CCA Actions
Schedule 6.8(c)         Permitted CCA Indebtedness
Schedule 6.8(d)         CCA Liens
Schedule 7.1(e)         CRC Proposed CCLP EBITDA
Schedule 7.1(f)         CRC Proposed CCA EBITDA